                                                                   Exhibit 10.32

                                 FIRST AMENDMENT
                                       TO
                    MULTI-TENANT INDUSTRIAL TRIPLE NET LEASE

     THIS FIRST AMENDMENT (the "First Amendment") is made and entered into this 30 day of June, 2006, by and between CATELLUS OPERATING LIMITED PARTNERSHIP, a Delaware Limited Partnership, successor in interest to Catellus Development Corporation ("Landlord"), and SYNETICS SOLUTIONS, INC., an Oregon corporation ("Tenant").

                                    RECITALS

     A. Landlord and Tenant entered into a Multi-Tenant Industrial Triple Net Lease dated as of December 15, 2000 (the "Lease"), pursuant to which Landlord leased to Tenant certain premises located at Southshore Corporate Park - Building C, 4293 NE 185th Avenue; Gresham, Oregon 97230, as more particularly described in the Lease.

     B. Landlord and Tenant desire to amend the Lease and provide for a Security Deposit in the amount of $23,564.42 and delete from the Lease, Section 3.3 Letter of Credit, to become effective on June 30, 2006; on the terms and conditions below

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties, intending to be legally bound, agree as follows:

     1. Amendment to Section 3.3. Subject to the terms and conditions stated,
Section 3.3 Letter of Credit of the Lease is deleted and replaced with the following:

          "3.3 Security Deposit. Upon the execution of this First Amendment, Tenant shall pay to Landlord the Security Deposit, in the amount of $23,564.42. The Security Deposit shall secure the full and faithful performance of each provision of the Lease to be performed by Tenant. Landlord shall not be required to pay interest on the Security Deposit or to keep the Security Deposit separate from Landlord's own funds. If Tenant fails to perform fully and timely on all or any of Tenant's covenants and obligations hereunder, Landlord may, but without obligation, apply all or any portion of the Security Deposit toward fulfillment of Tenant's unperformed covenants and/or obligations. If Landlord does so apply any portion of the Security Deposit, Tenant shall immediately pay Landlord sufficient cash to restore the Security Deposit to the amount of the then current Base Rent per month. After Tenant vacates the Premises, upon the expiration or sooner termination of this Lease, if Tenant is not then in default, Landlord shall return to Tenant any unapplied balance of the Security Deposit. If a change in control of Tenant occurs during this Lease and following such change the financial condition of Tenant is, in Landlord's reasonable judgment, reduced, Tenant shall deposit such additional monies with Landlord as Landlord and Tenant shall agree in good faith to be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition."

     2. Effect of Lease. Except as expressly amended herein, all other terms, conditions and covenants of the Lease shall remain binding and in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed on the respective dates set forth below, effective of the day and year first above written.

LANDLORD:                               TENANT:

CATTELLUS OPERATING LIMITED             SYNETICS SOLUTIONS, INC., an Oregon
PARTNERSHIP,                            corporation
A DELAWARE LIMITED PARTNERSHIP


BY: PALMTREE ACQUISITION CORPORATION,   BY: /s/ Akira Hijikuro
A DELAWARE CORPORATION, ITS GENERAL         ------------------------------------
PARTNER SUCCESSOR IN INTEREST TO        NAME: Akira Hijikuro
CATELLUS DEVELOPMENT CORPORATION,       TITLE: TreasureR
                                        DATE:
                                              --------------------

BY: /s/ W. Scott Lamson
    ---------------------------------
NAME: W. SCOTT LAMSON
TITLE: SENIOR VICE PRESIDENT
DATE:
      -------------------


      Page 2 - FIRST AMENDMENT TO MULTI-TENANT INDUSTRIAL TRIPLE NET LEASE

                                 LEASE GUARANTY

     The undersigned (collectively the "Guarantor") hereby absolutely and unconditionally, jointly and severally, guarantees the prompt, complete, and full and punctual payment, observance, and performance of all the terms, covenants, and conditions provided to be paid, kept, and performed by the tenant under that certain Lease Agreement (such lease, as amended, being herein referred to as the "Lease"), dated July 20, 2000, between Catellus Operating Limited Partnership, a Delaware Limited Partnership, as Landlord ("Landlord"), and Synetics Solutions Inc., an Oregon Corporation, as Tenant ("Tenant"), covering the premises located at 18870 NE Riverside Parkway, Gresham, OR 97230. United States of America and all renewals, amendments, expansions, and modifications of the Lease. This Guaranty shall include any liability of Tenant which shall accrue under the Lease for any period preceding as well as any period following the term of the Lease.

     The obligation of the Guarantor is primary and independent of Tenant's obligations under the Lease and may be enforced directly against the Guarantor independently of and without proceeding against the Tenant or exhausting or pursuing any remedy against Tenant or any other person or entity. Guarantor waives any requirement that Landlord mitigate damages under the Lease.

     This instrument may not be changed, modified, discharged, or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and the Landlord.

     The obligations of Guarantor under this Guaranty shall not be released or otherwise affected by reason of any sublease, assignment, or other transfer of the Tenant's interest under the Lease, whether or not Landlord consents to such sublease, assignment, or other transfer.

     Any act of Landlord, or the successors or assigns of Landlord, consisting of a waiver of any of the terms or conditions of said Lease, or the giving of any consent to any manner or thing relating to said Lease, or the granting of any indulgences or extensions of time to Tenant, may be done without notice to Guarantor and without releasing the obligations of Guarantor hereunder.

     The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application, or release of security given for the performance and observance of covenants and conditions in said Lease contained on Tenant's part to be performed or observed nor by any modification of such Lease; but in case of any such modification, the liability of Guarantor shall be deemed modified in accordance with the terms of any such modification of the Lease.

     Guarantor waives any defense or right arising by reason of any disability or lack of authority or power of Tenant and shall remain liable hereunder if Tenant or any other party shall not be liable under the Lease for such reason.

     Until all the covenants and conditions in said Lease on Tenant's part to be performed and observed are fully performed and observed, Guarantor (i) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by the Guarantor, in compliance with the obligations of the Guarantor hereunder; (ii) waives any right to enforce any remedy which Guarantor now or hereafter shall have against Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder; and (iii) subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to the Landlord under said Lease.

     The liability of Guarantor hereunder shall not be released or otherwise affected by (i) the release or discharge of Tenant in any insolvency, bankruptcy, reorganization, receivership, or other debtor relief proceeding involving Tenant (collectively "proceeding for relief); (ii) the impairment, limitation, or modification of the liability of Tenant or the estate of the Tenant in any proceeding for relief, or of any remedy for the enforcement of Tenant's liability under the Lease, resulting from the operation of any law relating to bankruptcy, insolvency, or similar proceeding or other law or from the decision in any court; (iii) the rejection or disaffirmance of the Lease in any proceeding for relief; or (iv) the cessation from any cause whatsoever of the liability of Tenant.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment by Tenant to Landlord under the Lease is rescinded or must otherwise be returned by Landlord upon the insolvency, bankruptcy, reorganization, receivership, or other debtor relief proceeding involving Tenant, all as though such payment had not been made.

     This Guaranty is executed and delivered for the benefit of Landlord and its successors and assigns, and is and shall be binding upon Guarantor and its successors and assigns, but Guarantor may not assign its obligations hereunder without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion.

     GUARANTOR AND LANDLORD WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND GUARANTOR ARISING OUT OF THIS GUARANTY OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR ANY TRANSACTION RELATED TO THIS GUARANTY.

     Guarantor agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in enforcing the terms of this Guaranty.

     This Guaranty shall be governed by and construed in accordance with the internal laws of the State which governs the Lease excluding any principles of conflicts of laws. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of said state.

if the Guarantor is more than one person or entity, the liability of each such Guarantor shall be joint and several.

WITNESS THE EXECUTION hereof this _____ day of June, 2006.

                                        GUARANTOR:

                                        Brooks Automation, Inc.


                                        By: /s/ Edward C. Grady
                                            ------------------------------------
                                        Name: Edward C. Grady
                                        Title: President & CEO

                               FIRST AMENDMENT TO
                    MULTI-TENANT INDUSTRIAL TRIPLE NET LEASE
                        AND COMMENCEMENT DATE MEMORANDUM

     THIS FIRST AMENDMENT TO MULTI-TENANT INDUSTRIAL TRIPLE NET LEASE AND COMMENCEMENT DATE MEMORANDUM ("Amendment") is made and entered into as of the 19th day of December, 2000, by and between CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation ("Landlord"), and SYNETICS SOLUTIONS, INC., an Oregon corporation ("Tenant").

                                    RECITALS:

     A. Landlord and Tenant are parties to that certain Multi-Tenant Industrial Triple Net Lease dated as of July 20, 2000 (the "Lease"), pursuant to which Landlord leased to Tenant certain premises located at Southshore Corporate Park
- Building A, 18870 NE Riverside Parkway, Gresham, Oregon, as more particularly described in the Lease.

     B. Landlord and Tenant desire (a) to acknowledge, among other things, the Commencement Date (as such term is defined in the Lease) and the rentable square footage of the Premises and (b) to amend the Lease on the terms and conditions set forth below.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease and Landlord and Tenant agree as follows:

     1. INCORPORATION; DEFINED TERMS. The Lease, including all exhibits and schedules attached thereto, is incorporated into this Amendment by this reference. All capitalized terms used and not otherwise defined in this Amendment, but defined in the Lease, shall have the meaning set forth in the Lease.

     2. CONFIRMATION OF COMMENCEMENT DATE AND BASE RENT. Notwithstanding any provision to the contrary contained in the Lease, Tenant's obligation to pay Shell Base Rent (as set forth in the Basic Lease Information) under the Lease, but subject to the terms of this Paragraph 2, commenced on December 12, 2000. Concurrently with the execution of this Amendment, Tenant shall pay to Landlord the amount of Twenty Two Thousand Two Hundred Twenty Nine and 38/100 Dollars ($22,229.38) as Shell Base Rent for the month of December 2000. Tenant shall be under no obligation to pay the First Allowance Rent or the Second Allowance Rent for December 2000. In no event shall Landlord's acceptance of Shell Base Rent for the month of December accelerate the Commencement Date which shall be conclusively deemed to be January 1, 2001, and, notwithstanding any provision to the contrary contained in the Lease, the Term of the Lease shall commence on such date. In accordance with the foregoing, rather than enter into a separate Commencement Date Memorandum ("Memorandum"), as contemplated in Section 2 of the Lease, the parties desire to incorporate the provisions of the Memorandum herein as follows:

               (a) The Commencement Date, as defined in the Lease, is January 1, 2001.

               (b) The Premises contains 109,906 rentable square feet.

               (c) Base Rent is payable on the Commencement Date (i.e., January 1, 2001) in accordance with the following rent schedule:

  Months    Shell Base Rent   First Allowance Rent   Second Allowance Rent*   Total Base Rent
  ------    ---------------   --------------------   ----------------------   ---------------
  1-24         $36,269.00           $5,343.00               $11,535.00           $53,147.00
 25-48         $38,487.00           $5,343.00               $11,535.00           $55,365.00
 49-72         $40,821.00           $5,343.00               $11,535.00           $57,699.00
 73-96         $43,307.00           $5,343.00               $11,535.00           $60,185.00
97 -120        $45,944.00           $5,343.00               $11,535.00           $62,822.00
121-144+       $48,742.00           $       0               $        0           $48,742.00
145-168+       $51,710.00           $       0               $        0           $51,710.00
169-180+       $54,859.00           $       0               $        0           $54,859.00

*    Subject to prepayment pursuant to Section 9(d) of the Work Letter

+ Subject to the provisions of the Option to Extend set forth in Section 19 of the Addendum to Lease

     3. RIGHT OF FIRST OFFER ON ADJACENT SPACE. A new Section 20 is hereby added to the Addendum to Lease as follows:

          "20. Right of First Offer

               20.1 Provided that (i) no Event of Default has occurred and is continuing under the Lease, (ii) Tenant is in occupancy of at least ninety percent (90%) of the Premises, (iii) Landlord has not given more than two (2) notices of default in any twelve (12) month period for nonpayment of monetary obligations, if at any time prior to the last twelve (12) months of the Term Landlord intends to offer the approximately 55,094 square feet portion of the Building not occupied by Tenant pursuant to the Lease (the "Additional Premises") for lease to third parties or to accept an offer of a third party to lease the Additional Premises, Landlord shall first give written notice to Tenant of the rental rate and other material terms upon which Landlord is willing to lease the Additional Premises ("Landlord's Lease Notice"). Landlord's Lease Notice shall constitute an offer to lease the Additional Premises to Tenant at the rental rate and upon the terms and conditions contained in Landlord's Lease Notice and shall state the anticipated date of availability of the Additional Premises. Tenant shall have five (5) business days after receipt of Landlord's Lease Notice to accept such offer. Tenant shall accept such offer, if at all, only by delivery to Landlord of Tenant's irrevocable written commitment to lease the Additional Premises at the rental rate and upon the terms and conditions contained in Landlord's Lease Notice (the "Expansion Commitment"). Notwithstanding the foregoing, such first offer right of Tenant shall commence only following the expiration or earlier termination of the initial lease of the Additional Premises, including any renewal, extension or expansion rights set forth in such leases, regardless of whether such renewal, extension or expansion rights are executed strictly in accordance with their terms, or pursuant to a lease amendment or a new lease (collectively, the "Superior Right Holders") with respect to such Additional Premises. Tenant's right of first offer shall be on the terms and conditions set forth in this
          Section 20.

               20.2 Provided that no Superior Right Holder wishes to lease the Additional Premises, if Tenant delivers to Landlord the Expansion Commitment within such five (5) business day period, all (but not part) of the Additional Premises shall be leased to Tenant commencing on the date Landlord delivers possession of the Additional Premises to Tenant and continuing for a period of time coterminous with the remaining Term of the Lease, including any options to extend the Term. Tenant shall lease the Additional Premises upon the same terms, conditions and covenants as are contained in the Lease except that (i) the Base Rent for the Additional Premises shall be at the rate set forth in Landlord's Lease Notice, and (ii) any terms and conditions set forth in Landlord's Lease Notice that are inconsistent with the terms and conditions of the Lease shall control.

               20.3 Except as otherwise set forth in Landlord's Lease Notice, possession of the Additional Premises shall be delivered to Tenant on an "as-is" basis and the construction of improvements in the Additional Premises shall comply with the terms of Section 10 and Exhibit G of this Lease. Landlord shall prepare and Landlord and Tenant shall execute and deliver a written agreement modifying and supplementing the Lease and specifying that the Additional Premises are part of the Premises and, except as otherwise specified in Landlord's Lease Notice, subject to all of the terms and conditions of the Lease.

               20.4 Time is of the essence with respect to the exercise by Tenant of its rights granted hereunder. In the event Tenant fails to deliver to Landlord Tenant's Expansion Commitment within the five (5) business day period prescribed above, all rights of Tenant to lease the Additional Premises shall terminate and Landlord shall have no further obligation to notify Tenant of any proposed leasing of the Additional Premises, and Landlord shall thereafter have the unconditional right to lease the Additional Premises to third parties or to accept offers from third parties to lease the Additional Premises without further obligation to Tenant. The rights granted to Tenant under this Section shall not apply to any sales or similar transfers of the Additional Premises. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

               20.5 The rights granted to Tenant under this Section 20 are personal to Tenant, may not be exercised by or assigned to any person or entity other than Tenant, and shall terminate and be of no further force or effect upon any assignment of this Lease or subletting of the Premises unless specifically agreed and consented to in writing by Landlord in connection with any such sublease or assignment."

     4. PAYMENT OF ABOVE-STANDARD TENANT IMPROVEMENT COSTS. Pursuant to Section 5(b) of the Work Letter, Landlord and Tenant have previously approved the Work Cost Estimate dated December 18, 2000, attached hereto as Exhibit A (the "Work Cost Statement"). The Work Cost Statement provides that the total costs associated with the completion of the Tenant Improvements are to be approximately Six Million Six Hundred Eighty Thousand Nine Hundred Twenty Seven Dollars ($6,680,927.00) (the "Total TI Costs"). In connection with the payment of the Total TI Costs, Landlord and Tenant hereby acknowledge that (i) the Allowance of One Million Two Hundred Thousand Dollars ($1,200,000.00) has been applied toward the Total TI Costs, and (ii) Tenant has previously paid to Landlord the Tenant Contribution pursuant to Section 9(a) of the Work Letter in the amount of Five Million Dollars ($5,000,000.00) which has also been applied toward the Total TI Costs. As of the date of this Amendment, the unpaid balance of the Total TI Costs set forth in the approved Work Cost Statement is Four Hundred Eighty Thousand Nine Hundred Twenty Seven Dollars ($480,927.00). Landlord and Tenant hereby agree that, notwithstanding any provision to the contrary contained in the Lease (including, without limitation, Section 9(b) of the Work Letter), Tenant shall pay to Landlord the balance of the Total TI Costs (which the parties estimate to be approximately $480,927.00) in accordance with the following schedule:

               (a) On or before January 15, 2001, Tenant shall pay to Landlord in Immediately Available Funds the amount of Four Hundred Twenty Thousand Nine Hundred Twenty Seven Dollars ($420,927.00).

               (b) On or about February 15, 2001, Tenant shall pay to Landlord in Immediately Available Funds the balance of the Total TI Costs, which the parties currently estimate to be approximately Sixty Thousand Dollars ($60,000.00), all in accordance with the terms and conditions set forth in the Lease; provided, however, any cost savings or cost increases shall be reconciled in connection with this final installment of the Total TI Costs.

If an any time Tenant does not timely make any installment of the outstanding Total TI Costs to Landlord in accordance with the foregoing, such failure shall constitute a Tenant Delay and Landlord may, but shall not be obligated to, instruct the Contractor to stop all Work until such time as Tenant has fulfilled its obligations hereunder to make payment(s) to Landlord. Tenant's failure to pay any installment of the Total TI Costs in accordance with schedule set forth above shall constitute an Event of Default under the Lease.

     5. MISCELLANEOUS.

          (a) Effect of Amendments. Except to the extent the Lease is modified by this Amendment, the remaining terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

          (b) Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.

          (c) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one in the same Amendment.

          (d) Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment for the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

          (e) Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

"LANDLORD"                              "TENANT"

CATELLUS DEVELOPMENT                    SYNETICS SOLUTIONS, INC.,
CORPORATION, a Delaware corporation     an Oregon corporation


By: Catellus Commercial Group, LLC,     By: /s/ Greg Marvell
    a Delaware limited liability            ------------------------------------
    company                             Name: GREG MARVELL
    Its: Duly Authorized Agent          Its: PRESIDENT


By:                                     By: /s/ Koki Nakamura
    ---------------------------------       ------------------------------------
Name: Ted Antenucci                     Name: KOKI NAKAMURA
Its: Executive Vice President           Its: Chairman & CEO

SYNETICS
WORK COST ESTIMATE FOR LEASED PREMISES
LOCATED AT 18870 NE RIVERSIDE PARKWAY, GRESHAM, OR

                                                                        6/14/00         12/18/00
                                                                     -------------   -------------
ARCHITECTURAL/ENGINEERING GROUP MACKENZIE/INTERFACE ENG.
Architectural/Interiors                                              $   87,000.00   $   87,000.00
Structural                                                           $   27,000.00   $   27,000.00
Mechanical/Electrical                                                $  132,000.00   $  132,000.00
Reimbursable Expenses(prints, copying, faxing, mileage)              $   16,500.00   $   16,500.00
Add. Design/Project mgmt. Fees(attached letter of 07/18/00)          $   24,220.00   $   24,220.00
Interior design and finish services                                                  $    9,100.00
Delete powder coat and metal fab. Misc. revisions                                    $   11,700.00
SUBTOTAL                                                             $  286,720.00   $  307,520.00
PRELIM. PERMIT FEES(ACTUAL FEES MAY VARY)
Building                                                             $   20,939.00   $   20,939.00
Mechanical                                                           $    6,176.00   $    6,176.00
Plumbing                                                             $    1,815.00   $    1,930.00
Electrical                                                           $    6,066.00   $    5,427.00
Fire Alarm                                                           TBD             TBD
Low Voltage                                                          $       43.00   $      475.00
Fire Sprinklers                                                      $      532.00   $      533.00
Traffic Impact Fee- add. 2nd floor                                   $   19,373.00   $   19,373.00
SUBTOTAL                                                             $   54,944.00   $   54,853.00
CDC ADMINISTRATIVE AND COORDINATION FEE
5% of design, permit and construct Tenant Improvement Work           $  286,817.00   $  316,567.95
CONSTRUCTION COST FROM MCCORMACK PACIFIC                             $5,187,177.00   $5,217,821.00
Allowance for Powder Coat, Metal Fab and Mech Systems                $  200,000.00        N.A.
Change order No. 1 Approved 8/24/00                                                  $  148,686.00
Change order No. 2 Approved 9/30/00                                                  $  344,934.00
Change order No. 3 Approved 10/26/00                                                 $  188,222.00
Change order No. 4 Approved 11/13/00                                                 $   20,643.00
Change order No. 5 Approved 11/28/00                                                 $  (24,505.00)
Contingency                                                          $  259,358.00   $   60,000.00
Testing and Inspections                                              $    7,500.00   $   13,185.00
Subtotal                                                             $5,654,035.00   $5,968,986.00
POTENTIAL ADDITIONAL COST
Front Entry Allowance (formerly carried at $100,000)                                 By Synetics
Misc. revisions still being estimated (Allowance)                                    $   33,000.00
Subtotal                                                                             $   33,000.00
Est. Total Work Cost: Design, permits, Const., CDC. Poten. Costs     $6,282,516.00   $6,680,926.95
Synetics'$5MM prog. pay received and Catellus $1.2MM contribution                      ($6,200,000)
Amount due per terms of lease                                                        $  480,926.95
                                                                                     -------------
Partial progress payment for project work completed                                  $     420,927
                                                                                     -------------
Synetics to pay any remaining balance upon final const. accounting   Approx.         $   60,000.00
                                                                                     -------------
Final costs should be done in early Feb.2001

                                    EXHIBIT A

                                    EXHIBIT I

                     FORM OF SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

RECORDING REQUESTED BY                )
AND WHEN RECORDED MAIL TO:            )
Beneficiary
Metropolitan Life Insurance Company
c/o Preston Gates and Ellis, LLP
One Maritime Plaza, Suite 2400
San Francisco, California 94111
Attn: Susan Reid, Esq.                )

                                                  Space above for Recorder's Use

                          SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

     NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

     This Subordination, Nondisturbance and Attornment Agreement ("Agreement") is entered into as of the ________ day of March, 2001 by and among SYNETICS SOLUTIONS INC., an Oregon corporation ("Tenant"), Catellus Development Corporation, a Delaware corporation ("Borrower") and Metropolitan Life Insurance Company (Beneficiary).

                               FACTUAL BACKGROUND

     A. Borrower owns certain real property in the County of Multnomah, State of Oregon, more particularly described in the attached Schedule 1 term "Property" herein means that real property together with all improvements (the "Improvements") located on it.

     B. Beneficiary has made or agreed to make a loan to Borrower in the principal amount of Two Hundred Million and no/100 Dollars ($200,000,000.00) (the "Loan") as provided in a loan application (the "Loan Application"). The Loan is or will be evidenced by a promissory note (the "Note") which is or will be secured by a deed of trust encumbering the Property (the "Deed of Trust") with an assignment of rents. The Note, the Deed of Trust, this Agreement and all other documents and instruments identified in the Deed of Trust as "Loan Documents" shall be collectively referred to herein as the "Loan Documents".

     C. Tenant and Borrower (as landlord) entered into a lease dated December 15, 2000 (the "Lease") under which Borrower leased to Tenant a portion of the Improvements located within the Property and more particularly described in the Lease (the "Premises").

     D. It is a requirement of the Loan to Borrower that Tenant agree, among other things, to subordinate Tenant's rights under the Lease to the lien of the Loan Documents and to attorn to Beneficiary on the terms and conditions of this Agreement. Tenant is willing to agree to such subordination and attornment and other conditions, provided that Beneficiary agrees to a nondisturbance provision, all as set forth more fully below.

                                    EXHIBIT I

                                    AGREEMENT:

     Therefore, the parties agree as follows:

     1. Subordination. The Loan Documents and all supplements, amendments, modifications, renewals, replacements and extensions of and to them shall unconditionally be and remain at all times a lieu on the Property prior and superior to the Lease, to the leasehold estate created by it, and to all rights and privileges of Tenant under it. The Lease and leasehold estate, together with all rights and privileges of Tenant under that Lease, are hereby unconditionally made subordinate to the lien of the Loan Documents in favor of Beneficiary. Tenant consents to Borrower and Beneficiary entering into the Deed of Trust and the other Loan Documents. Tenant further declares, agrees and acknowledges that in making disbursements under the Loan Documents Beneficiary has no obligation or duty to, nor has Beneficiary represented that it will, see to the application of such proceeds by the person or persons to whom they are disbursed by Beneficiary, and any application or use of such proceeds for purposes other than those provided for in the Loan Documents shall not defeat the subordination made in this Agreement, in whole or in part.

     2. Definitions of "Transfer of the Property" and "Purchaser". As used herein, the term "Transfer of the Property" means any transfer of Borrower's interest in the Property by foreclosure, trustee's sale or other action or proceeding for the enforcement of the Deed of Trust or by deed in lieu thereof. The term "Purchaser", as used herein, means any transferee, including Beneficiary, of the interest of Borrower as a result of any such Transfer of the Property and also includes any and all successors and assigns, including Beneficiary, of such transferee.

     3. Nondisturbance. The enforcement of the Deed of Trust shall not terminate the Lease or disturb Tenant in the possession and use of the Premises unless at the time of foreclosure Tenant is in significant default under the Lease or this Agreement beyond any applicable grace or cure periods, and Beneficiary or Purchaser so notifies Tenant in writing by the later of (i) 120 days prior to or after the Transfer of the Property, or (ii) if Beneficiary and Purchaser did not have notice of the pre-foreclosure default, within 120 days of notice of the default that the Lease will be terminated by foreclosure because of such default. The nondisturbance herein granted is subject to Section 5 below. To the extent that the Lease is extinguished by law as a result of the foreclosure, a new lease shall automatically go into effect upon the same provisions as contained in the Lease, as modified by this Agreement, for the unexpired term of the Lease. This nondisturbance applies to any option to extend or renew the Lease term which is set forth in the Lease as of the date of this Agreement.

     4. Attornment. Subject to Section 3 above, if any Transfer of the Property should occur, Tenant shall and hereby does attorn to Purchaser, including Beneficiary if it should be the Purchaser, as the landlord under the Lease, and Tenant shall be bound to Purchaser under all of the terms, covenants and conditions of the Lease for the balance of the Lease term and any extensions or renewals of it which may then or later be in effect under any validly exercised extension or renewal option contained in the Lease, all with the same force and effect as if Purchaser had been the original landlord under the Lease. This attornment shall be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to the interest of the landlord under the Lease.

     5. Subordination of Options and Rights of First Refusal. The Loan Documents and all supplements, amendments, modifications, renewals, replacements and extensions of and to them shall unconditionally be and remain at all times a lien on the Property prior and superior to any existing or future right of Tenant, whether arising out of the Lease or otherwise, to exercise any option or right of first refusal to:

     (a) purchase the Premises or the Property or any interest or portion in or of either of them; or

     (b)  expand into other space in the Improvements.

     Tenant specifically agrees and acknowledges that upon any Transfer of the Property, any such purchase or expansion option or right of first refusal, whether now existing or in the future arising, shall terminate and be inapplicable to the Property notwithstanding the nondisturbance granted to Tenant in Section 3 above. If any option or right of first refusal to purchase is exercised prior to a Transfer of the Property, any title so acquired to all or any part of the Property shall be subject to the lien of the Loan Documents, which lien shall in no way be impaired by

                                    EXHIBIT I
the exercise of such option or right of first refusal. Beneficiary specifically reserves all of its rights to enforce any accelerating transfer, due on sale, due on encumbrance or similar provision in the Deed of Trust or any other Loan Document.

     6. Notices of Default; Material Notices; Beneficiary's Rights to Cure Default. Tenant shall send a copy of any notice of default or similar statement with respect to the Lease to Beneficiary at the same time such notice or statement is sent to Borrower. In the event of any act or omission by Borrower which would give Tenant the right to terminate the Lease or to claim a partial or total eviction, Tenant shall not exercise any such right or make any such claim until it has given Beneficiary written notice of such act or omission and has given Beneficiary either thirty (30) days to cure the default if the default is monetary or a reasonable time for Beneficiary to cure the default if the default is nonmonetary. Nothing in this Agreement, however, shall be construed as a promise or undertaking by Beneficiary to cure any default of Borrower.

     7. Limitation on Beneficiary's Performance. Nothing in this Agreement shall be deemed or construed to be an agreement by Beneficiary to perform any covenant of Borrower as landlord under the Lease. Tenant agrees that if Beneficiary becomes Purchaser then, upon subsequent transfer of the Property by Beneficiary to a new owner, Beneficiary shall have no further liability under the Lease after said transfer.

     8. Limitation on Liability. No Purchaser who acquires title to the Property shall have any obligation or liability beyond its interest in the Property. Purchaser shall not have any obligations or liability with respect to the completion of improvements which were part of the initial tenant improvements at the commencement of the Lease.

     9. Tenant's Covenants. Tenant agrees that during the term of the Lease, without Beneficiary's prior written consent, Tenant shall not:

          (a) pay any rent or additional rent more than one month in advance to any landlord including Borrower; or

          (b) cancel, terminate or surrender the Lease, except at the normal expiration of the Lease term or as provided in Section 6 above; or

          (c) enter into any material amendment, modification or other agreement relating to the Lease; or

          (d) assign or sublet any portion of the Lease or the Premises, except as expressly permitted in the Lease.

     10. Beneficiary Not Obligated. Beneficiary, if it becomes the Purchaser or if it takes possession under the Deed of Trust, and any other Purchaser shall not (a) be liable for any damages or other relief attributable to any act or omission of any prior Landlord under the Lease including Borrower; or (b) be subject to any offset or defense which Tenant may have against any prior landlord under the Lease; or (c) be bound by any prepayment by Tenant of more than one month's installment of rent; or (d) be obligated for any security deposit not actually delivered to Purchaser; (e) be bound by any modification or amendment of or to the Lease unless the amendment or modification shall have been approved in writing by Beneficiary or (f) be liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Purchaser; or (g) be liable with respect to any representation, warranty or indemnity not made by Purchaser. Borrower agrees to deliver to Purchaser any security deposits in its possession at the time Purchaser takes possession of the Property.

     11. Tenant's Estoppel Certificate.

          (a) True and Complete Lease. Tenant represents and warrants to Beneficiary that Schedule 2 accurately identifies the Lease and all amendments, supplements, side letters and other agreements and memoranda pertaining to the Lease, the leasehold and/or the Premises.

                                    EXHIBIT I

          (b) Tenant's Option Rights. Tenant has no right or option of any nature whatsoever, whether arising out of the Lease or otherwise, to purchase the Premises or the Property, or any interest or portion in or of either of them, to expand into other space in the Improvements or to extend or renew the term of the Lease, except as described in the attached
     Schedule 3.

          (c) No Default. As of the date of this Agreement, Tenant represents and warrants that to the best of Tenant's knowledge there exist no events of default or events that with notice or the passage of time or both would be events of default under the Lease on either the Tenant's part or the Borrower's, nor is there any right of offset against any of Tenant's obligations under the Lease, except as described in the attached Schedule
     4. Tenant represents and warrants that the Lease is in full force and effect as of the date of this Agreement.

          (d) Hazardous Substances. Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Property other than Hazardous Substances used in the ordinary and commercially reasonable course of Tenant's business in compliance with all applicable laws. Except for such legal and commercially reasonable use by Tenant, Tenant has no actual knowledge that any Hazardous Substance is present or has been used, generated, released, discharged, stored or disposed of by any party on, under, in or about the Property. As used herein "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products), which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated under any federal, state or local law, regulation or ordinance.

     12. Integration; Etc. This Agreement integrates all of the terms and conditions of the parties' agreement regarding the subordination of the Lease to the Loan Documents, attornment, nondisturbance and the other matters contained herein. This Agreement supersedes and cancels all oral negotiations and prior and other writings with respect to (a) such subordination (only to such extent, however, as would affect the priority between the Lease and the Loan Documents), including any provisions of the Lease which provide for the subordination of the Lease to a deed of trust or to a mortgage and (b) such attornment, non-disturbance and other matters contained herein. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including the Lease, the terms, conditions and provisions of this Agreement shall prevail. This Agreement may not be modified or amended except by a written agreement signed by the parties or their respective successors in interest. This Agreement may be executed in counterparts, each of which is an original but all of which shall constitute one and the same instrument.

     13. Notices. All notices given under this Agreement shall be in writing and shall be given by personal delivery, overnight receipted courier or by registered or certified United States mail, postage prepaid, sent to the party at its address appearing below. Notices shall be effective upon receipt (or on the date when proper delivery is refused). Addresses for notices may be changed by any party by notice to all other parties in accordance with this Section. Service of any notice on any one Borrower shall be effective service on Borrower for all purposes.

          To Beneficiary:   Metropolitan Life Insurance Company
                            400 South El Camino Real, 8th Floor
                            San Mateo, California 94402
                            Attn: Vice President-Real Estate
                                  Investments

          To Borrower:      Catellus Development Corporation
                            201 Mission Street
                            San Francisco, California 94105
                            Attn: Asset Management

                                    EXHIBIT I

          To Tenant:        Synetics Solutions Inc.
                            18870 NE Riverside Pkwy.
                            Tigard, Oregon 97224
                            Attn: Koki Nakamura

     14. Attorneys' Fees. If any lawsuit, judicial reference or arbitration is commenced which arises out of or relates to this Agreement, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees, including the costs for any legal services by in-house counsel, in addition to costs and expenses otherwise allowed by law.

     15. Miscellaneous Provisions. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns. This Agreement is governed by the laws of the State of Oregon without regard to the choice of law rules of that State. This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement by Beneficiary. As used herein, the word "include(s)" means "inciude(s) without limitation," and the word "including" means "including but not limited to." Beneficiary, at its sole discretion, may but shall not be obligated to record this Agreement.

                                    EXHIBIT I

     NOTICE: THIS AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE PROPERTY.

"TENANT"                                SYNETICS SOLUTIONS INC.,
                                        an Oregon corporation


                                        By: /s/ Koki Nakamura
                                            ------------------------------------
                                        Name: Koki Nakamura
                                        Title: CEO & Chairman


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


"BORROWER"                              CATELLUS DEVELOPMENT CORPORATION,
                                        a Delaware corporation

                                        By: Catellus Commercial Group, LLC,
                                            a Delaware limited liability company
                                            Its: Duly Authorized Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

"BENEFICIARY"                           Metropolitan Life Insurance Company,
                                        a New York corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT I

STATE OF Oregon       )
                      )ss.
COUNTY OF Multnomah   )

     On March 27, 2001, before me, Sarah Culver, a Notary Public in and for said state, personally appeared Koki Nakamura, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        /s/ Sarah M. Culver
                                        ----------------------------------------
                                        Notary Public in and for said State

(STAMP)
(SEAL)

STATE OF _________________    )
                              )ss.
COUNTY OF _________________   )

     On _____________________, before me, _____________________________________, a Notary Public in and for said state, personally appeared _____________________ ___________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

STATE OF _________________    )
                              )ss.
COUNTY OF _________________   )

     On ______________, before me, ______________________, a Notary Public in and for said state, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

STATE OF _________________    )
                              )ss.
COUNTY OF _________________   )

     On ____________, before me, ____________________, a Notary Public in and for said state, personally appeared __________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

STATE OF _________________    )
                              )ss.
COUNTY OF _________________   )

     On _________________, before me, _____________________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

STATE OF _________________    )
                              )ss.
COUNTY OF _________________   )

     On ___________________, before me, ________________________________, a
Notary Public in and for said state, personally appeared _______________________ ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

                                   SCHEDULE 1

                              PROPERTY DESCRIPTION

     Lot 2, Southshore Corporate Park, in the City of Gresham, County of Multnomah and State of Oregon, Plat Book 1243 Pages 12 through 18 inclusive.

                             SCHEDULE 1 to EXHIBIT I

                                   SCHEDULE 2

                     IDENTIFY LEASE AND LIST ALL AMENDMENTS,
                 SUPPLEMENTS, SIDE LETTERS AND OTHER AGREEMENTS
             AND MEMORANDA PERTAINING TO LEASE, PREMISES OR PROPERTY

1) Multi-Tenant Industrial Triple Net Lease dated December 15, 2000 between Borrower and Tenant.

                             SCHEDULE 2 to EXHIBIT I

                                   SCHEDULE 3

                   LIST OF PURCHASE, EXPANSION, FIRST REFUSAL
                          EXTENSION AND RENEWAL OPTIONS

1)   One (1) five (5) year option to extend the term of the Lease pursuant to
     Section 19 of the Addendum to Lease.

                             SCHEDULE 3 to EXHIBIT I

                                   SCHEDULE 4

                LIST ANY EXISTING DEFAULTS OR OFFSETS UNDER LEASE

None.

                             SCHEDULE 4 to EXHIBIT I

                                   SCHEDULE 5

                              MODIFIED LEASE TERMS

None

                             SCHEDULE 5 to EXHIBIT I

                                    EXHIBIT I

                     FORM OF SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

RECORDING REQUESTED BY                )
AND WHEN RECORDED MAIL TO:            )
Beneficiary
Metropolitan Life Insurance Company
c/o Preston Gates and Ellis, LLP
One Maritime Plaza, Suite 2400
San Francisco, California 94111
Attn: Susan Reid, Esq.                )

                                                  Space above for Recorder's Use

                          SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

     NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

     This Subordination, Nondisturbance and Attornment Agreement ("Agreement") is entered into as of the ______ day of March, 2001 by and among SYNETICS SOLUTIONS INC., an Oregon corporation ("Tenant"), Catellus Development Corporation, a Delaware corporation ("Borrower") and Metropolitan Life Insurance Company (Beneficiary).

                               FACTUAL BACKGROUND

     A. Borrower owns certain real property in the County of Multnomah, State of Oregon, more particularly described in the attached Schedule 1 term "Property" herein means that real property together with all improvements (the "Improvements") located on it.

     B. Beneficiary has made or agreed to make a loan to Borrower in the principal amount of Two Hundred Million and no/100 Dollars ($200,000,000.00) (the "Loan") as provided in a loan application (the "Loan Application"). The Loan is or will be evidenced by a promissory note (the "Note") which is or will be secured by a deed of trust encumbering the Property (the "Deed of Trust") with an assignment of rents. The Note, the Deed of Trust, this Agreement and all other documents and instruments identified in the Deed of Trust as "Loan Documents" shall be collectively referred to herein as the "Loan Documents".

     C. Tenant and Borrower (as landlord) entered into a lease dated December 15, 2000 (the "Lease") under which Borrower leased to Tenant a portion of the Improvements located within the Property and more particularly described in the Lease (the "Premises").

     D. It is a requirement of the Loan to Borrower that Tenant agree, among other things, to subordinate Tenant's rights under the Lease to the lien of the Loan Documents and to attorn to Beneficiary on the terms and conditions of this Agreement. Tenant is willing to agree to such subordination and attornment and other conditions, provided that Beneficiary agrees to a nondisturbance provision, all as set forth more fully below.

                                    EXHIBIT I

                                    AGREEMENT:

     Therefore, the parties agree as follows:

     1. Subordination. The Loan Documents and all supplements, amendments, modifications, renewals, replacements and extensions of and to them shall unconditionally be and remain at all times a lien on the Property prior and superior to the Lease, to the leasehold estate created by it, and to all rights and privileges of Tenant under it. The Lease and leasehold estate, together with all rights and privileges of Tenant under that Lease, are hereby unconditionally made subordinate to the lien of the Loan Documents in favor of Beneficiary. Tenant consents to Borrower and Beneficiary entering into the Deed of Trust and the other Loan Documents. Tenant further declares, agrees and acknowledges that in making disbursements under the Loan Documents Beneficiary has no obligation or duty to, nor has Beneficiary represented that it will, see to the application of such proceeds by the person or persons to whom they are disbursed by Beneficiary, and any application or use of such proceeds for purposes other than those provided for in the Loan Documents shall not defeat the subordination made in this Agreement, in whole or in part.

     2. Definitions of "Transfer of the Property" and "Purchaser". As used herein, the term "Transfer of the Property" means any transfer of Borrower's interest in the Property by foreclosure, trustee's sale or other action or proceeding for the enforcement of the Deed of Trust or by deed in lieu thereof. The term "Purchaser", as used herein, means any transferee, including Beneficiary, of the interest of Borrower as a result of any such Transfer of the Property and also includes any and all successors and assigns, including Beneficiary, of such transferee.

     3. Nondisturbance. The enforcement of the Deed of Trust shall not terminate the Lease or disturb Tenant in the possession and use of the Premises unless at the time of foreclosure Tenant is in significant default under the Lease or this Agreement beyond any applicable grace or cure periods, and Beneficiary or Purchaser so notifies Tenant in writing by the later of (i) 120 days prior to or after the Transfer of the Property, or (ii) if Beneficiary and Purchaser did not have notice of the pre-foreclosure default, within 120 days of notice of the default that the Lease will be terminated by foreclosure because of such default. The nondisturbance herein granted is subject to Section 5 below. To the extent that the Lease is extinguished by law as a result of the foreclosure, a new lease shall automatically go into effect upon the same provisions as contained in the Lease, as modified by this Agreement, for the unexpired term of the Lease. This nondisturbance applies to any option to extend or renew the Lease term which is set forth in the Lease as of the date of this Agreement.

     4. Attornment. Subject to Section 3 above, if any Transfer of the Property should occur, Tenant shall and hereby does attorn to Purchaser, including Beneficiary if it should be the Purchaser, as the landlord under the Lease, and Tenant shall be bound to Purchaser under all of the terms, covenants and conditions of the Lease for the balance of the Lease term and any extensions or renewals of it which may then or later be in effect under any validly exercised extension or renewal option contained in the Lease, all with the same force and effect as if Purchaser had been the original landlord under the Lease. This attornment shall be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to the interest of the landlord under the Lease.

     5. Subordination of Options and Rights of First Refusal. The Loan Documents and all supplements, amendments, modifications, renewals, replacements and extensions of and to them shall unconditionally be and remain at all times a lien on the Property prior and superior to any existing or future right of Tenant, whether arising out of the Lease or otherwise, to exercise any option or right of first refusal to:

          (a) purchase the Premises or the Property or any interest or portion in or of either of them; or

          (b)  expand into other space in the Improvements.

     Tenant specifically agrees and acknowledges that upon any Transfer of the Property, any such purchase or expansion option or right of first refusal, whether now existing or in the future arising, shall terminate and be inapplicable to the Property notwithstanding the nondisturbance granted to Tenant in Section 3 above. If any option or right of first refusal to purchase is exercised prior to a Transfer of the Property, any title so acquired to all or any part of the Property shall be subject to the lien of the Loan Documents, which lien shall in no way be impaired by

                                    EXHIBIT I
the exercise of such option or right of first refusal. Beneficiary specifically reserves all of its rights to enforce any accelerating transfer, due on sale, due on encumbrance or similar provision in the Deed of Trust or any other Loan Document.

     6. Notices of Default; Material Notices; Beneficiary's Rights to Cure Default. Tenant shall send a copy of any notice of default or similar statement with respect to the Lease to Beneficiary at the same time such notice or statement is sent to Borrower. In the event of any act or omission by Borrower which would give Tenant the right to terminate the Lease or to claim a partial or total eviction, Tenant shall not exercise any such right or make any such claim until it has given Beneficiary written notice of such act or omission and has given Beneficiary either thirty (30) days to cure the default if the default is monetary or a reasonable time for Beneficiary to cure the default if the default is nonmonetary. Nothing in this Agreement, however, shall be construed as a promise or undertaking by Beneficiary to cure any default of Borrower.

     7. Limitation on Beneficiary's Performance. Nothing in this Agreement shall be deemed or construed to be an agreement by Beneficiary to perform any covenant of Borrower as landlord under the Lease. Tenant agrees that if Beneficiary becomes Purchaser then, upon subsequent transfer of the Property by Beneficiary to a new owner, Beneficiary shall have no further liability under the Lease after said transfer.

     8. Limitation on Liability. No Purchaser who acquires title to the Property shall have any obligation or liability beyond its interest in the Property. Purchaser shall not have any obligations or liability with respect to the completion of improvements which were part of the initial tenant improvements at the commencement of the Lease.

     9. Tenant's Covenants. Tenant agrees that during the term of the Lease, without Beneficiary's prior written consent, Tenant shall not:

          (a) pay any rent or additional rent more than one month in advance to any landlord including Borrower; or

          (b) cancel, terminate or surrender the Lease, except at the normal expiration of the Lease term or as provided in Section 6 above; or

          (c) enter into any material amendment, modification or other agreement relating to the Lease; or

          (d) assign or sublet any portion of the Lease or the Premises, except as expressly permitted in the Lease.

     10. Beneficiary Not Obligated. Beneficiary, if it becomes the Purchaser or if it takes possession under the Deed of Trust, and any other Purchaser shall not (a) be liable for any damages or other relief attributable to any act or omission of any prior Landlord under the Lease including Borrower; or (b) be subject to any offset or defense which Tenant may have against any prior landlord under the Lease; or (c) be bound by any prepayment by Tenant of more than one month's installment of rent; or (d) be obligated for any security deposit not actually delivered to Purchaser; (e) be bound by any modification or amendment of or to the Lease unless the amendment or modification shall have been approved in writing by Beneficiary or (f) be liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Purchaser; or (g) be liable with respect to any representation, warranty or indemnity not made by Purchaser. Borrower agrees to deliver to Purchaser any security deposits in its possession at the time Purchaser takes possession of the Property.

     11. Tenant's Estoppel Certificate.

          (a) True and Complete Lease. Tenant represents and warrants to Beneficiary that Schedule 2 accurately identifies the Lease and all amendments, supplements, side letters and other agreements and memoranda pertaining to the Lease, the leasehold and/or the Premises.

                                    EXHIBIT I

          (b) Tenant's Option Rights. Tenant has no right or option of any nature whatsoever, whether arising out of the Lease or otherwise, to purchase the Premises or the Property, or any interest or portion in or of either of them, to expand into other space in the Improvements or to extend or renew the term of the Lease, except as described in the attached
     Schedule 3.

          (c) No Default. As of the date of this Agreement, Tenant represents and warrants that to the best of Tenant's knowledge there exist no events of default or events that with notice or the passage of time or both would be events of default under the Lease on either the Tenant's part or the Borrower's, nor is there any right of offset against any of Tenant's obligations under the Lease, except as described in the attached Schedule
     4. Tenant represents and warrants that the Lease is in full force and effect as of the date of this Agreement.

          (d) Hazardous Substances. Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Property other than Hazardous Substances used in the ordinary and commercially reasonable course of Tenant's business in compliance with all applicable laws. Except for such legal and commercially reasonable use by Tenant, Tenant has no actual knowledge that any Hazardous Substance is present or has been used, generated, released, discharged, stored or disposed of by any party on, under, in or about the Property. As used herein "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products), which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated under any federal, state or local law, regulation or ordinance.

     12. Integration; Etc. This Agreement integrates all of the terms and conditions of the parties' agreement regarding the subordination of the Lease to the Loan Documents, attornment, nondisturbance and the other matters contained herein. This Agreement supersedes and cancels all oral negotiations and prior and other writings with respect to (a) such subordination (only to such extent, however, as would affect the priority between the Lease and the Loan Documents), including any provisions of the Lease which provide for the subordination of the Lease to a deed of trust or to a mortgage and (b) such attornment, non-disturbance and other matters contained herein. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including the Lease, the terms, conditions and provisions of this Agreement shall prevail. This Agreement may not be modified or amended except by a written agreement signed by the parties or their respective successors in interest. This Agreement may be executed in counterparts, each of which is an original but all of which shall constitute one and the same instrument.

     13. Notices. All notices given under this Agreement shall be in writing and shall be given by personal delivery, overnight receipted courier or by registered or certified United States mail, postage prepaid, sent to the party at its address appearing below. Notices shall be effective upon receipt (or on the date when proper delivery is refused). Addresses for notices may be changed by any party by notice to all other parties in accordance with this Section. Service of any notice on any one Borrower shall be effective service on Borrower for all purposes.

          To Beneficiary:   Metropolitan Life Insurance Company
                            400 South El Camino Real, 8th Floor
                            San Mateo, California 94402
                            Attn: Vice President-Real Estate Investments

          To Borrower:      Catellus Development Corporation
                            201 Mission Street
                            San Francisco, California 94105
                            Attn: Asset Management

                                    EXHIBIT I

          To Tenant:        Synetics Solutions Inc.
                            18870 NE Riverside Pkwy.
                            Tigard, Oregon 97224
                            Attn: Koki Nakamura

     14. Attorneys' Fees. If any lawsuit, judicial reference or arbitration is commenced which arises out of or relates to this Agreement, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees, including the costs for any legal services by in-house counsel, in addition to costs and expenses otherwise allowed by law.

     15. Miscellaneous Provisions. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns. This Agreement is governed by the laws of the State of Oregon without regard to the choice of law rules of that State. This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement by Beneficiary. As used herein, the word "include(s)" means "include(s) without limitation," and the word "including" means "including but not limited to." Beneficiary, at its sole discretion, may but shall not be obligated to record this Agreement.

                                    EXHIBIT I

     NOTICE: THIS AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE PROPERTY.

"TENANT"                                SYNETICS SOLUTIONS INC.,
                                        an Oregon corporation


                                        By: /s/ Koki Nakamura
                                            ------------------------------------
                                        Name: KOKI NAKAMURA
                                        Title: CEO & Chairman


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


"BORROWER"                              CATELLUS DEVELOPMENT CORPORATION,
                                        a Delaware corporation


                                        By: Catellus Commercial Group, LLC,
                                            a Delaware limited liability company
                                            Its: Duly Authorized Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


"BENEFICIARY"                           Metropolitan Life Insurance Company,
                                        a New York corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT I

STATE OF Oregon     )
                    )ss.
COUNTY OF Multnomah )

     On March 27, 2001, before me, Sarah Culver, a Notary Public in and for said state, personally appeared Koki Nakamura, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        /s/ Sarah M. Culver
                                        ----------------------------------------
                                        Notary Public in and for said State

(STAMP)
(SEAL)

STATE OF __________ )
                    )ss.
COUNTY OF _________ )

     On ___________, before me, ___________, a Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

STATE OF __________ )
                    )ss.
COUNTY OF _________ )

     On ___________, before me, ___________, a Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

STATE OF __________ )
                    )ss.
COUNTY OF _________ )

     On ___________, before me, ___________, a Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

STATE OF __________ )
                    )ss.
COUNTY OF _________ )

     On ___________, before me, ___________, a Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

STATE OF __________ )
                    )ss.
COUNTY OF _________ )

     On ___________, before me, ___________, a Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

                                   SCHEDULE 1

                              PROPERTY DESCRIPTION

     Lot 2, Southshore Corporate Park, in the City of Gresham, County of Multnomah and State of Oregon, Plat Book 1243 Pages 12 through 18 inclusive.

                             SCHEDULE 1 to EXHIBIT I

                                    SCHEDULE 2

                     IDENTIFY LEASE AND LIST ALL AMENDMENTS,
                 SUPPLEMENTS, SIDE LETTERS AND OTHER AGREEMENTS
             AND MEMORANDA PERTAINING TO LEASE, PREMISES OR PROPERTY

1) Multi-Tenant Industrial Triple Net Lease dated December 15, 2000 between Borrower and Tenant.

                             SCHEDULE 2 to EXHIBIT I

                                   SCHEDULE 3

                   LIST OF PURCHASE, EXPANSION, FIRST REFUSAL
                          EXTENSION AND RENEWAL OPTIONS

1)   One (1) five (5) year option to extend the term of the Lease pursuant to
     Section 19 of the Addendum to Lease.

                             SCHEDULE 3 to EXHIBIT I

                                   SCHEDULE 4

                LIST ANY EXISTING DEFAULTS OR OFFSETS UNDER LEASE

None.

                             SCHEDULE 4 to EXHIBIT I

                                   SCHEDULE 5

                              MODIFIED LEASE TERMS

None

                             SCHEDULE 5 to EXHIBIT I

                           TENANT ESTOPPEL CERTIFICATE

                                __________, 2001

Metropolitan Life Insurance Company
400 S. El Camino Real, 8th Floor
San Mateo, California 94402

Gentlemen:

          The undersigned, Synetics Solutions, Inc., an Oregon corporation ("Tenant"), as tenant under a lease (the "Lease") of certain premises dated July 20, 2000 executed by Tenant and Catellus Development Corporation, a Delaware corporation, ("Landlord"), does hereby state, declare, represent and warrant as follows:

          1. The copy of the Lease attached hereto as Exhibit A is a true and correct copy of the Lease and the Lease is in full force and effect and has not been amended, supplemented or changed, except as follows [if none, so state]:
First Amendment to Lease dated December 19, 2000.

          2. Tenant has accepted possession of the premises demised under the Lease, and all items of an executory nature have been completed under the terms of the Lease, including, but not limited to, completion of construction of the demised premises (and all other improvements required under the Lease) in accordance with applicable plans and specifications and within the time periods set forth in the Lease and otherwise in accordance with the Lease, and payment of any improvement allowance or other funds owing by Landlord to Tenant. Tenant further acknowledges that the term commenced on January 1, 2001 and shall expire on December 31, 2010 unless sooner terminated or extended in accordance with the terms of the Lease.

          3. No default or event that with the passing of time or the giving of notice, or both, would constitute a default (referred to herein collectively as a "default") on the part of the undersigned exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the undersigned.

          4. No default on the part of Landlord exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of Landlord.

          5. Tenant has no option or right to purchase the property of which the premises are a part, or any part thereof.

          6. No rentals are accrued and unpaid under the Lease.

          7. No prepayments of rentals due under the Lease have been made and no security or deposits as security have been made thereunder, except as set forth in the Lease.

          8. The undersigned has no defense as to its obligations under the Lease and claims no setoff or counterclaim against Landlord.

          9. The undersigned has not received notice of any assignment, hypothecation, mortgage, or pledge of Landlord's interest in the Lease or the rents or other amounts payable thereunder.

          10. The undersigned agrees to notify you of any default on the part of Landlord under the Lease which would entitle the undersigned to cancel the Lease or to abate the rent payable thereunder, and further agrees that, notwithstanding any provisions of the Lease, no notice or cancellation thereof shall be effective unless you have received said notice and have failed within thirty (30) days after the expiration of the cure period provided to Landlord under the Lease to cure or commence to cure the default which gave rise to the notice of cancellation.

          11. The undersigned understands and acknowledges that you are about to make a loan to Landlord and receive as part of the security for such loan (i) a Deed of Trust, Security Agreement and Fixture Filing encumbering Landlord's fee interest in the property of which the leased premises are a portion and the rents, issues and profits of the Lease and (ii) an Assignment of Leases which affects the Lease, and that you are relying upon the representations and warranties contained herein in making such loan.

                                        Synetics Solutions, Inc.,
                                        An Oregon corporation


                                        By /s/ Koki Nakamura
                                           -------------------------------------
                                        Name: KOKI NAKAMURA
                                        Its: CEO & Chairman


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

                                    EXHIBIT A

                         TO TENANT ESTOPPEL CERTIFICATE

                      Copy of Lease and Amendments to Lease

                           TENANT ESTOPPEL CERTIFICATE

                                __________, 2001

Metropolitan Life Insurance Company
400 S. El Camino Real, 8th Floor
San Mateo, California 94402

Gentlemen:

          The undersigned, Synetics Solutions, Inc., an Oregon corporation ("Tenant"), as tenant under a lease (the "Lease") of certain premises dated December 15, 2000 executed by Tenant and Catellus Development Corporation, a Delaware corporation, ("Landlord"), does hereby state, declare, represent and warrant as follows:

          1. The copy of the Lease attached hereto as Exhibit A is a true and correct copy of the Lease and the Lease is in full force and effect and has not been amended, supplemented or changed, except as follows [if none, so state]:
None

          2. Tenant has accepted possession of the premises demised under the Lease, and all items of an executory nature have been completed under the terms of the Lease, including, but not limited to, completion of construction of the demised premises (and all other improvements required under the Lease) in accordance with applicable plans and specifications and within the time periods set forth in the Lease and otherwise in accordance with the Lease, and payment of any improvement allowance or other funds owing by Landlord to Tenant. Tenant further acknowledges that the term commenced on January 1, 2001 and shall expire on December 31, 2011 unless sooner terminated or extended in accordance with the terms of the Lease.

          3. No default or event that with the passing of time or the giving of notice, or both, would constitute a default (referred to herein collectively as a "default") on the part of the undersigned exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the undersigned.

          4. No default on the part of Landlord exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of Landlord.

          5. Tenant has no option or right to purchase the property of which the premises are a part, or any part thereof.

          6. No rentals are accrued and unpaid under the Lease.

          7. No prepayments of rentals due under the Lease have been made and no security or deposits as security have been made thereunder, except as set forth in the Lease.

          8. The undersigned has no defense as to its obligations under the Lease and claims no setoff or counterclaim against Landlord.

          9. The undersigned has not received notice of any assignment, hypothecation, mortgage, or pledge of Landlord's interest in the Lease or the rents or other amounts payable thereunder.

          10. The undersigned agrees to notify you of any default on the part of Landlord under the Lease which would entitle the undersigned to cancel the Lease or to abate the rent payable thereunder, and further agrees that, notwithstanding any provisions of the Lease, no notice or cancellation thereof shall be effective unless you have received said notice and have failed within thirty (30) days after the expiration of the cure period provided to Landlord under the Lease to cure or commence to cure the default which gave rise to the notice of cancellation.

          11. The undersigned understands and acknowledges that you are about to make a loan to Landlord and receive as part of the security for such loan (i) a Deed of Trust, Security Agreement and Fixture Filing encumbering Landlord's fee interest in the property of which the leased premises are a portion and the rents, issues and profits of the Lease and (ii) an Assignment of Leases which affects the Lease, and that you are relying upon the representations and warranties contained herein in making such loan.

                                        Synetics Solutions. Inc.,
                                        An Oregon corporation


                                        By /s/ Koki Nakamura
                                           -------------------------------------
                                        Name: KOKI NAKAMURA
                                        Its: CEO & Chairman


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

                                    EXHIBIT A

                         TO TENANT ESTOPPEL CERTIFICATE

                      Copy of Lease and Amendments to Lease

                                    EXHIBIT I

                     FORM OF SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

RECORDING REQUESTED BY              )
AND WHEN RECORDED MAIL TO:          )
Beneficiary
Metropolitan Life Insurance Company
c/o Preston Gates and Ellis, LLP
One Maritime Plaza, Suite 2400
San Francisco, California 94111
Attn: Susan Reid, Esq.              )

                                                  Space above for Recorder's Use

                          SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

     NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

     This Subordination, Nondisturbance and Attornment Agreement ("Agreement") is entered into as of the __________ day of March, 2001 by and among SYNETICS SOLUTIONS INC., an Oregon corporation ("Tenant"), Catellus Development Corporation, a Delaware corporation ("Borrower") and Metropolitan Life Insurance Company (Beneficiary).

                               FACTUAL BACKGROUND

     A. Borrower owns certain real property in the County of Multnomah, State of Oregon, more particularly described in the attached Schedule 1 term "Property" herein means that real property together with all improvements (the "Improvements") located on it.

     B. Beneficiary has made or agreed to make a loan to Borrower in the principal amount of Two Hundred Million and no/100 Dollars ($200,000,000.00) (the "Loan") as provided in a loan application (the "Loan Application"). The Loan is or will be evidenced by a promissory note (the "Note") which is or will be secured by a deed of trust encumbering the Property (the "Deed of Trust") with an assignment of rents. The Note, the Deed of Trust, this Agreement and all other documents and instruments identified in the Deed of Trust as "Loan Documents" shall be collectively referred to herein as the "Loan Documents".

     C. Tenant and Borrower (as landlord) entered into a lease dated December 15, 2000 (the "Lease") under which Borrower leased to Tenant a portion of the Improvements located within the Property and more particularly described in the Lease (the "Premises").

     D. It is a requirement of the Loan to Borrower that Tenant agree, among other things, to subordinate Tenant's rights under the Lease to the lien of the Loan Documents and to attorn to Beneficiary on the terms and conditions of this Agreement. Tenant is willing to agree to such subordination and attornment and other conditions, provided that Beneficiary agrees to a nondisturbance provision, all as set forth more fully below.

                                    EXHIBIT I

                                   AGREEMENT:

     Therefore, the parties agree as follows:

     1. Subordination. The Loan Documents and all supplements, amendments, modifications, renewals, replacements and extensions of and to them shall unconditionally be and remain at all times a lien on the Property prior and superior to the Lease, to the leasehold estate created by it, and to all rights and privileges of Tenant under it. The Lease and leasehold estate, together with all rights and privileges of Tenant under that Lease, are hereby unconditionally made subordinate to the lien of the Loan Documents in favor of Beneficiary. Tenant consents to Borrower and Beneficiary entering into the Deed of Trust and the other Loan Documents. Tenant further declares, agrees and acknowledges that in making disbursements under the Loan Documents Beneficiary has no obligation or duty to, nor has Beneficiary represented that it will, see to the application of such proceeds by the person or persons to whom they are disbursed by Beneficiary, and any application or use of such proceeds for purposes other than those provided for in the Loan Documents shall not defeat the subordination made in this Agreement, in whole or in part.

     2. Definitions of "Transfer of the Property" and "Purchaser". As used herein, the term "Transfer of the Property" means any transfer of Borrower's interest in the Property by foreclosure, trustee's sale or other action or proceeding for the enforcement of the Deed of Trust or by deed in lieu thereof. The term "Purchaser", as used herein, means any transferee, including Beneficiary, of the interest of Borrower as a result of any such Transfer of the Property and also includes any and all successors and assigns, including Beneficiary, of such transferee.

     3. Nondisturbance. The enforcement of the Deed of Trust shall not terminate the Lease or disturb Tenant in the possession and use of the Premises unless at the time of foreclosure Tenant is in significant default under the Lease or this Agreement beyond any applicable grace or cure periods, and Beneficiary or Purchaser so notifies Tenant in writing by the later of (i) 120 days prior to or after the Transfer of the Property, or (ii) if Beneficiary and Purchaser did not have notice of the pre-foreclosure default, within 120 days of notice of the default that the Lease will be terminated by foreclosure because of such default. The nondisturbance herein granted is subject to Section 5 below. To the extent that the Lease is extinguished by law as a result of the foreclosure, a new lease shall automatically go into effect upon the same provisions as contained in the Lease, as modified by this Agreement, for the unexpired term of the Lease. This nondisturbance applies to any option to extend or renew the Lease term which is set forth in the Lease as of the date of this Agreement.

     4. Attornment. Subject to Section 3 above, if any Transfer of the Property should occur, Tenant shall and hereby does attorn to Purchaser, including Beneficiary if it should be the Purchaser, as the landlord under the Lease, and Tenant shall be bound to Purchaser under all of the terms, covenants and conditions of the Lease for the balance of the Lease term and any extensions or renewals of it which may then or later be in effect under any validly exercised extension or renewal option contained in the Lease, all with the same force and effect as if Purchaser had been the original landlord under the Lease. This attornment shall be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to the interest of the landlord under the Lease.

     5. Subordination of Options and Rights of First Refusal. The Loan Documents and all supplements, amendments, modifications, renewals, replacements and extensions of and to them shall unconditionally be and remain at all times a lien on the Property prior and superior to any existing or future right of Tenant, whether arising out of the Lease or otherwise, to exercise any option or right of first refusal to:

          (a) purchase the Premises or the Property or any interest or portion in or of either of them; or

          (b) expand into other space in the Improvements.

     Tenant specifically agrees and acknowledges that upon any Transfer of the Property, any such purchase or expansion option or right of first refusal, whether now existing or in the future arising, shall terminate and be inapplicable to the Property notwithstanding the nondisturbance granted to Tenant in Section 3 above. If any option or right of first refusal to purchase is exercised prior to a Transfer of the Property, any title so acquired to all or any part of the Property shall be subject to the lien of the Loan Documents, which lien shall in no way be impaired by

                                    EXHIBIT I
the exercise of such option, or right of first refusal. Beneficiary specifically reserves all of its rights to enforce any accelerating transfer, due on sale, due on encumbrance or similar provision in the Deed of Trust or any other
Loan Document.

     6. Notices of Default; Material Notices; Beneficiary's Rights to Cure Default. Tenant shall send a copy of any notice of default or similar statement with respect to the Lease to Beneficiary at the same time such notice or statement is sent to Borrower. In the event of any act or omission by Borrower which would give Tenant the right to terminate the Lease or to claim a partial or total eviction, Tenant shall not exercise any such right or make any such claim until it has given Beneficiary written notice of such act or omission and has given Beneficiary either thirty (30) days to cure the default if the default is monetary or a reasonable time for Beneficiary to cure the default if the default is nonmonetary. Nothing in this Agreement, however, shall be construed as a promise or undertaking by Beneficiary to cure any default of Borrower.

     7. Limitation on Beneficiary's Performance. Nothing in this Agreement shall be deemed or construed to be an agreement by Beneficiary to perform any covenant of Borrower as landlord under the Lease. Tenant agrees that if Beneficiary becomes Purchaser then, upon subsequent transfer of the Property by Beneficiary to a new owner, Beneficiary shall have no further liability under the Lease after said transfer.

     8. Limitation on Liability. No Purchaser who acquires title to the Property shall have any obligation or liability beyond its interest in the Property. Purchaser shall not have any obligations or liability with respect to the completion of improvements which were part of the initial tenant improvements at the commencement of the Lease.

     9. Tenant's Covenants. Tenant agrees that during the term of the Lease, without Beneficiary's prior written consent, Tenant shall not:

          (a) pay any rent or additional rent more than one month in advance to any landlord including Borrower; or

          (b) cancel, terminate or surrender the Lease, except at the normal expiration of the Lease term or as provided in Section 6 above; or

          (c) enter into any material amendment, modification or other agreement relating to the Lease; or

          (d) assign or sublet any portion of the Lease or the Premises, except as expressly permitted in the Lease.

     10. Beneficiary Not Obligated. Beneficiary, if it becomes the Purchaser or if it takes possession under the Deed of Trust, and any other Purchaser shall not (a) be liable for any damages or other relief attributable to any act or omission of any prior Landlord under the Lease including Borrower, or (b) be subject to any offset or defense which Tenant may have against any prior landlord under the Lease; or (c) be bound by any prepayment by Tenant of more than one month's installment of rent; or (d) be obligated for any security deposit not actually delivered to Purchaser; (e) be bound by any modification or amendment of or to the Lease unless the amendment or modification shall have been approved in writing by Beneficiary or (f) be liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Purchaser; or (g) be liable with respect to any representation, warranty or indemnity not made by Purchaser. Borrower agrees to deliver to Purchaser any security deposits in its possession at the time Purchaser takes possession of the Property.

     11. Tenant's Estoppel Certificate.

          (a) True and Complete Lease. Tenant represents and warrants to Beneficiary that Schedule 2 accurately identifies the Lease and all amendments, supplements, side letters and other agreements and memoranda pertaining to the Lease, the leasehold and/or the Premises.

                                    EXHIBIT I

          (b) Tenant's Option Rights. Tenant has no right or option of any nature whatsoever, whether arising out of the Lease or otherwise, to purchase the Premises or the Property, or any interest or portion in or of either of them, to expand into other space in the Improvements or to extend or renew the term of the Lease, except as described in the attached
     Schedule 3.

          (c) No Default. As of the date of (his Agreement, Tenant represents and warrants that to the best of Tenant's knowledge there exist no events of default or events that with notice or the passage of time or both would be events of default under the Lease on either the Tenant's part or the Borrower's, nor is there any right of offset against any of Tenant's obligations under the Lease, except as described in the attached Schedule
     4. Tenant represents and warrants that the Lease is in full force and effect as of the date of this Agreement.

          (d) Hazardous Substances. Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Property other than Hazardous Substances used in the ordinary and commercially reasonable course of Tenant's business in compliance with all applicable laws. Except for such legal and commercially reasonable use by Tenant, Tenant has no actual knowledge that any Hazardous Substance is present or has been used, generated, released, discharged, stored or disposed of by any party on, under, in or about the Property. As used herein "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products), which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated under any federal, state or local law, regulation or ordinance.

     12. Integration; Etc. This Agreement integrates all of the terms and conditions of the parties' agreement regarding the subordination of the Lease to the Loan Documents, attornment, nondisturbance and the other matters contained herein. This Agreement supersedes and cancels all oral negotiations and prior and other writings with respect to (a) such subordination (only to such extent, however, as would affect the priority between the Lease and the Loan Documents), including any provisions of the Lease which provide for the subordination of the Lease to a deed of trust or to a mortgage and (b) such attornment, non-disturbance and other matters contained herein. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including the Lease, the terms, conditions and provisions of this Agreement shall prevail. This Agreement may not be modified or amended except by a written agreement signed by the parties or their respective successors in interest. This Agreement may be executed in counterparts, each of which is an original but all of which shall constitute one and the same instrument.

     13. Notices. All notices given under this Agreement shall be in writing and shall be given by personal delivery, overnight receipted courier or by registered or certified United States mail, postage prepaid, sent to the party at its address appearing below. Notices shall be effective upon receipt (or on the date when proper delivery is refused). Addresses for notices may be changed by any party by notice to all other parties in accordance with this Section. Service of any notice on any one Borrower shall be effective service on Borrower for all purposes.

          To Beneficiary:

                          Metropolitan Life Insurance Company
                          400 South El Camino Real, 8th Floor
                          San Mateo, California 94402
                          Attn: Vice President-Real Estate Investments

          To Borrower:    Catellus Development Corporation
                          201 Mission Street
                          San Francisco, California 94105
                          Attn: Asset Management

                                    EXHIBIT I

          To Tenant:      Synetics Solutions Inc.
                          18870 NE Riverside Pkwy.
                          Tigard, Oregon 97224
                          Attn: Koki Nakamura

     14. Attorneys' Fees. If any lawsuit, judicial reference or arbitration is commenced which arises out of or relates to this Agreement, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees, including the costs for any legal services by in-house counsel, in addition to costs and expenses otherwise allowed by law.

     15. Miscellaneous Provisions. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns. This Agreement is governed by the laws of the State of Oregon without regard to the choice of law rules of that State. This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement by Beneficiary. As used herein, the word "include(s)" means "include(s) without limitation," and the word "including" means "including but not limited to." Beneficiary, at its sole discretion, may but shall not be obligated to record this Agreement.

                                    EXHIBIT I

     NOTICE: THIS AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE PROPERTY.

"TENANT"                                SYNETICS SOLUTIONS INC.,
                                        an Oregon corporation


                                        By: /s/ Koki Nakamura
                                            ------------------------------------
                                        Name: KOKI NAKAMURA
                                        Title: CEO & Chairman


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


"BORROWER"                              CATELLUS DEVELOPMENT CORPORATION,
                                        a Delaware corporation

                                        By: Catellus Commercial Group, LLC,
                                            a Delaware limited liability company
                                        Its: Duly Authorized Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


"BENEFICIARY"                           Metropolitan Life Insurance Company,
                                        a New York corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT I

STATE OF Oregon         )
                        ) ss.
COUNTY OF Multnomah     )

     On March 27, 2001, before me, Sarah Culver, a Notary Public in and for said state, personally appeared Koki Nakamura, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        /s/ Sarah M. Culver
                                        ----------------------------------------
                                        Notary Public in and for said State
(STAMP)
(SEAL)

STATE OF _______________)
                        ) ss.
COUNTY OF ______________)

     On _____________________, before me, _______________________, a Notary
Public in and for said state, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

STATE OF _______________)
                        ) ss.
COUNTY OF ______________)

     On _______________________, before me, _____________________, a Notary
Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

STATE OF _______________)
                        ) ss.
COUNTY OF ______________)

     On  _______________________, before me, _______________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument

     WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

                                  EXHIBIT I

STATE OF ___________________________ )
                                     )ss.
COUNTY OF __________________________ )

     On _______________, before me, ____________________, a Notary Public in and for said state, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

STATE OF ___________________________ )
                                     )ss.
COUNTY OF __________________________ )

     On _________________, before me, __________________, a Notary Public in and for said state, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

                                   SCHEDULE 1

                              PROPERTY DESCRIPTION

     Lot 2, Southshore Corporate Park, in the City of Gresham, County of Multnomah and State of Oregon, Plat Book 1243 Pages 12 through 18 inclusive.

                             SCHEDULE 1 to EXHIBIT I

                                   SCHEDULE 2

                     IDENTIFY LEASE AND LIST ALL AMENDMENTS,
                 SUPPLEMENTS, SIDE LETTERS AND OTHER AGREEMENTS
             AND MEMORANDA PERTAINING TO LEASE, PREMISES OR PROPERTY

1) Multi-Tenant Industrial Triple Net Lease dated December 15, 2000 between Borrower and Tenant.

                             SCHEDULE 2 to EXHIBIT I

                                   SCHEDULE 3

                   LIST OF PURCHASE, EXPANSION, FIRST REFUSAL
                          EXTENSION AND RENEWAL OPTIONS

1)   One (1) five (5) year option to extend the term of the Lease pursuant to
     Section 19 of the Addendum to Lease.

                             SCHEDULE 3 to EXHIBIT I

                                   SCHEDULE 4

               LIST ANY EXISTING DEFAULTS OR OFFSETS UNDER LEASE

None.

                             SCHEDULE 4 to EXHIBIT I

                                   SCHEDULE 5

                              MODIFIED LEASE TERMS

None

                             SCHEDULE 5 to EXHIBIT I

                    MULTI-TENANT INDUSTRIAL TRIPLE NET LEASE

                        Effective Date: December 15, 2000
                (the date set forth below Landlord's signature)

                             BASIC LEASE INFORMATION

Landlord:                CATELLUS DEVELOPMENT CORPORATION,
                         a Delaware corporation

Landlord's Address For   201 Mission Street
   Notice:               San Francisco, California 94105
                         Attn: Asset Management & Office of General Counsel
                         Telephone: (415)974-4500
                         Fax: (415)974-4687

With a Copy to:          CB Richard Ellis
                         1300 SW 5th Avenue, Suite 2600
                         Portland, Oregon 97201
                         Attn: Property Management
                         Telephone: (503)221-1900
                         Fax: (503)221-4873

Landlord's Address For   File # 1918
   Payment of Rent:      P.O. Box 61000
                         San Francisco, California 94161-1918

Tenant:                  SYNETICS SOLUTIONS INC.,
                         an Oregon corporation

Tenant's Address For     7440 S.W. Bonita Avenue
   Notice:               Tigard, Oregon 97224
                         Attn: Koki Nakamura
                         Telephone: (503) 670-9934
                         Fax: (503)639-2264

Project: Those portions of "Southshore Corporate Park" located in the City of Gresham, County of Multnomah, State of Oregon. A conceptual plot plan of Southshore Corporate Park (the "Site Plan") is attached hereto as Exhibit A-1 (which indicates thereon the approximate location of the Premises and other parcels of land within Southshore Corporate Park as presently contemplated by Landlord). Tenant acknowledges that Exhibit A-1 is intended to be used only for illustrative purposes and nothing contained therein shall constitute a representation or warranty by Landlord.

Land: Approximately 10.2 acre parcel of land shown on the Site Plan attached hereto as Exhibit A-1.


                                       (i)

Building:                        An office/manufacturing/warehouse building
                                 located on the Land and containing
                                 approximately 180,000 rentable square feet.

Premises:                        Approximately 44,930 rentable square feet
                                 located within the Building as shown on Exhibit
                                 A-2.

Premises Address:                Southshore Corporate Park - Building C
   Street:                       4293 NE 189th Avenue
   City and State:               Gresham, Oregon 97230

Term:                            One Hundred Twenty (120) months

Possession Date:                 December 15, 2000

Commencement Date:               January 1, 2001

Monthly Base Rent:                            Monthly
                                 Months      Base Rent
                                 -------   ------------
                                    1-24    $16,399.45
                                   25-48    $17,383.42
                                   49-72    $18,462.42
                                   73-96    $19,532.00
                                  97-120    $20,703.93
                                 121-144+   $21,946.16
                                 145-168+   $23,262.93
                                 169-180+   $24,658.71

                                 + Subject to the provisions of the Option to Extend set forth in Section 19 of the Addendum to Lease

Tenant's Share of Building       24.96%
Operating Expenses:

Tenant's Share of Project        10.01%
Operating Expenses:

Letter of Credit:                $98,394.00, subject to adjustment pursuant to
                                 Section 3.3

Broker:                          Landlord's Broker: CB Richard Ellis
                                 Tenant's Broker: Macadam Forbes, Inc.


                                      (ii)

Lease Year:                      Shall refer to each twelve (12) month period
                                 during the Term commencing on the Commencement
                                 Date.

Permitted Uses:                  The manufacturing, warehousing and distribution
                                 of mini-clean room environment equipment and
                                 other related activities, together with
                                 collateral office space, all to the extent
                                 consistent with the character of the Project as
                                 a first-class industrial project. No other uses
                                 shall be permitted without the prior written
                                 consent of Landlord, which may be given or
                                 withheld in Landlord's sole and absolute
                                 discretion. In no event shall any use of the
                                 Premises violate the Prohibited Uses set forth
                                 in Exhibit E attached hereto or the terms of
                                 the CC&Rs (defined in Section 11 of the Lease)
                                 and all uses of the Premises shall at all times
                                 comply with and be consistent with all of the
                                 provisions of this Lease (including, without
                                 limitation, the Rules and Regulations attached
                                 hereto as Exhibit F) and applicable law.

Parking Spaces:                  Forty-Eight (48) unreserved parking spaces,
                                 subject to the terms of Section 1.4

Rentable Square Feet of          Shall mean (a) the total square footage of the
Premises:                        Premises, measured from the outside of the
                                 exterior walls of the Building and to the
                                 center of any demising walls separating the
                                 Premises from other premises in the Building,
                                 plus (b) a pro rata share of any common utility
                                 rooms and/or electrical vaults located in the
                                 Building that do not exclusively serve the
                                 Premises or other premises leased to other
                                 tenants of the Building (which pro rata share
                                 shall be the same percentage as Tenant's Share
                                 of Building Operating Expenses).

Rentable Square Feet of          Shall mean the total square footage of the
Building:                        Building, measured from the outside of the
                                 exterior walls of the Building to the center
                                 thereof.

Option to Extend:                One (1) five (5) year Option to Extend in
                                 accordance with Section 19 in the Addendum to
                                 Lease.

ADDENDUM

EXHIBITS

A-1   Site Plan
A-2   Premises
B     Work Letter
C     Commencement Date Memorandum
D     Insurance Certificate
E     Prohibited Uses
F     Rules and Regulations
G     Requirements for Improvements or Alterations by Tenant
H     Estoppel Certificate
I     Subordination, Non-Disturbance and Attornment Agreement
J     Arbitration Procedures
K     Form of Letter of Credit


                                      (iii)

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.    PREMISES ..........................................................     1
       1.1   Premises ...................................................     1
       1.2   Common Area ................................................     1
       1.3   Reserved Rights ............................................     1
       1.4   Parking ....................................................     1

2.    TERM ..............................................................     2
       2.1   Commencement Date ..........................................     2
       2.2   Intentionally Deleted ......................................     2
       2.3   Early Entry ................................................     2

3.    RENT ..............................................................     2
       3.1   Rent .......................................................     2
       3.2   Late Charge and Interest ...................................     3
       3.3   Letter of Credit ...........................................     3

4.    UTILITIES .........................................................     4

5.    TAXES .............................................................     4
       5.1   Real Property Taxes ........................................     4
       5.2   Definition of Real Property Taxes ..........................     4
       5.3   Personal Property Taxes ....................................     5

6.    OPERATING EXPENSES ................................................     5
       6.1   Operating Expenses .........................................     5
       6.2   Definition of Operating Expenses ...........................     5

7.    ESTIMATED EXPENSES ................................................     6
       7.1   Payment ....................................................     6
       7.2   Adjustment .................................................     6
       7.3   Audit Right ................................................     6

8.    INSURANCE .........................................................     7
       8.1   Landlord ...................................................     7
       8.2   Tenant .....................................................     7
       8.3   General ....................................................     8
       8.4   Indemnity ..................................................     8
       8.5   Exemption of Landlord from Liability .......................     9

9.    REPAIRS AND MAINTENANCE ...........................................     9
       9.1   Tenant .....................................................     9
       9.2   Landlord ...................................................    10
       9.3   Landlord's Failure to Perform ..............................    10

10.   ALTERATIONS .......................................................    11
      10.1   Trade Fixtures; Alterations ................................    11
      10.2   Damage; Removal ............................................    11
      10.3   Liens ......................................................    12
      10.4   Standard of Work ...........................................    12

11.   USE ...............................................................    12

12.   ENVIRONMENTAL MATTERS .............................................    13
      12.1   Hazardous Materials ........................................    13
      12.2   Tenant's Indemnification ...................................    13
      12.3   Pre-existing Conditions and Indemnification ................    14

13.   DAMAGE AND DESTRUCTION ............................................    14
      13.1   Casualty ...................................................    14
      13.2   Tenant's Fault .............................................    16


                                      (v)

                                                                            PAGE
                                                                            ----
      13.3   Uninsured Casualty .........................................    16
      13.4   Waiver .....................................................    16

14.   EMINENT DOMAIN ....................................................    16
      14.1   Total Condemnation .........................................    16
      14.2   Partial Condemnation .......................................    16
      14.3   Award ......................................................    17
      14.4   Temporary Condemnation .....................................    17

15.   DEFAULT ...........................................................    17
      15.1   Events of Defaults .........................................    17
      15.2   Remedies ...................................................    17
      15.3   Cumulative .................................................    18

16.   ASSIGNMENT AND SUBLETTING .........................................    19

17.   ESTOPPEL, ATTORNMENT AND SUBORDINATION ............................    19
      17.1   Estoppel ...................................................    19
      17.2   Subordination ..............................................    20
      17.3   Attornment .................................................    20

18.   MISCELLANEOUS .....................................................    20
      18.1   General ....................................................    20
      18.2   Signs ......................................................    21
      18.3   Waiver .....................................................    21
      18.4   Financial Statements .......................................    21
      18.5   Limitation of Liability ....................................    22
      18.6   Notices ....................................................    22
      18.7   Brokerage Commission .......................................    22
      18.8   Authorization ..............................................    22
      18.9   Holding Over; Surrender ....................................    22
      18.10  Join and Several ...........................................    23
      18.11  Convenants and Conditions ..................................    23
      18.12  Auctions ...................................................    23
      18.13  Consents ...................................................    23
      18.14  Force Majeure ..............................................    23
      18.15  Mortgage Protection ........................................    23
      18.16  Hazardous Substance Disclosure .............................    24
      18.17  ADA Compliance .............................................    24
      18.18  Addenda ....................................................    24


                                      (vi)

1.   PREMISES

     1.1 Premises. Landlord hereby leases to Tenant that portion of the Building as shown on Exhibit A-2 attached hereto (the "Premises"), but excluding the Common Area (defined below) and any other portion of the Building, the Land and/or the Project. Tenant has determined that the Premises are acceptable for Tenant's use and Tenant acknowledges that, except as set forth in the Work Letter attached hereto as Exhibit B (the "Work Letter"), neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose. By taking possession of the Premises, Tenant accepts the Premises "AS-IS" and waives all claims of defect in the Premises, except as set forth herein or in the Work Letter. Tenant shall be responsible for confirming the street address of Premises with the City.

     1.2 Common Area. Tenant may, subject to rules made by Landlord, use the following areas on the Land or within the Building ("Building Common Area") in common with Landlord and other tenants of the Building: hallways, stairwells, entranceways, restroom facilities, refuse facilities, landscaped areas, driveways necessary for access to the Premises, parking spaces and other common facilities located in the Building and/or on the Land designated by Landlord from time to time for the common use of all tenants of the Building. Tenant may, subject to the CC&Rs (as defined in Section 11 below) and any rules or regulations made by Landlord, use the following areas of the Project ("Project Common Area") in common with Landlord, tenants of the Building and/or other owners or lawful users of the Project: refuse facilities, landscaped areas, roads, driveways necessary for access to the Premises, parking spaces, retention basins and other common facilities designated by Landlord from time to time for the common use of all tenants and owners of the Project. The Building Common Area and the Project Common Area are collectively referred to herein as the "Common Area".

     1.3 Reserved Rights. Landlord reserves the right to enter the Premises for any reason upon reasonable notice to Tenant (or without notice in case of an emergency) and/or to undertake the following all without abatement of rent or liability to Tenant: inspect the Premises and/or the performance by Tenant of the terms and conditions hereof; make such alterations, repairs, improvements or additions to the Premises as required or permitted hereunder; change boundary lines of the Land so long as such change does not materially and adversely impact Tenant's use of the parking area and/or access to the Premises; install, use, maintain, repair, alter, relocate or replace any pipes, ducts, conduits, wires, equipment and other facilities (including, without limitation, cabling and conduit for telecommunications facilities of any kind) in the Common Area or the Building; install, maintain and operate conduit cabling within the utility and/or conduit ducts and risers within the Building, as well as, grant lease, license or use rights to third parties, to utilize the foregoing grant easements or licenses on the Land and/or the Project; dedicate for public use portions of the Land and/or the Project and record covenants, conditions and restrictions affecting the Land and/or the Project and/or amendments to existing CC&Rs (as defined below in Section 11 below) which do not unreasonably interfere with Tenant's use of the Premises or impose additional material monetary obligations on Tenant; change the name of the Building and/or the Project; affix reasonable signs and displays on the Building and/or the Land; and, during the last six (6) months of the Term, place signs for the rental of, and show the Premises to prospective tenants.

     1.4 Parking. So long as this Lease is in effect and provided Tenant is not in default hereunder, Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees ("Tenant's Authorized Users") a non-exclusive license to use up to forty-eight (48) parking spaces in the areas designated by Landlord as parking facilities for the Building. All visitor parking will be on a non-exclusive, in common basis with all other visitors and guests of the Project Tenant will not use or allow any of Tenant's Authorized Users to use any parking spaces which have been specifically assigned by Landlord for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Landlord may assign any unreserved and unassigned parking spaces and/or make all or any portion of such spaces reserved, if Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. Tenant and Tenant's Authorized Users shall comply with all rules and regulations regarding parking set forth in Exhibit F attached hereto and Tenant agrees to cause Tenant's Authorized Users to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities, but in no event shall Landlord be entitled to charge fees for parking without the prior written consent of Tenant, which is not to be unreasonably withheld or delayed. Tenant may, at Tenant's sole cost and expense, provide for the striping of additional parking spaces in the paved areas adjacent to Tenant's loading docks and the fifty foot (50') wide concrete dock apron, provided that (i) the addition of such spaces in the loading dock and apron areas is in compliance with all applicable laws and (ii) any and all costs associated with providing such parking spaces in the loading dock areas shall be at Tenant's sole cost and expense, including, without limitation, any landscaping requirements imposed by the City.

2.   TERM

     2.1 Commencement Date. The Term of the Lease shall commence ("Commencement Date") on January 1, 2001; provided, however, Tenant's obligation to pay Rent (as defined in Section 3.1 below) shall commence on December 15, 2000 (the "Possession Date"). Rent shall be paid for the period between the Possession Date and the Commencement Date (e.g., December 15 to January 1, 2001) at the rate stated in the Basic Lease Information, prorated on the basis of a thirty
(30) day month, and shall be due and payable to Landlord on or before the Possession Date. Concurrently with the execution of this Lease, Tenant shall execute and deliver to Landlord the Commencement Date Memorandum attached hereto as Exhibit C acknowledging (i) the Commencement Date, (ii) the Possession Date, and (iii) the final square footage of the Premises.

     2.2 Intentionally Deleted

     2.3 Early Entry. Subject to the following provisions of this Section 2.3, Tenant shall have the right to enter the Premises no earlier than fifteen (15) days prior to the Possession Date to install phone systems, furniture, fixtures and equipment, etc. and such early entry for such purposes shall not constitute occupancy for operation of Tenant's business and shall not trigger the Possession Date or the Commencement Date. Tenant agrees (i) any such early entry by Tenant shall be at Tenant's sole risk, (ii) Tenant shall not interfere with Landlord or Landlord's contractors completing work within the Premises or cause any labor difficulties; Tenant, together with its employees, agents and independent contractors will be subject to and will work under the direction of Landlord's contractor, (iii) Tenant shall comply with and be bound by all provisions of this Lease during the period of any such early entry except for the payment of Rent, (iv) prior to entry upon the Premises by Tenant, Tenant agrees to pay for and provide to Landlord certificates evidencing the existence and amounts of liability insurance carried by Tenant, which coverage must comply with the provisions of this Lease relating to insurance, (v) Tenant and its agents and contractors agree to comply with all applicable laws, regulations, permits and other approvals required to perform its work during the early entry on the Premises, and (vi) Tenant agrees to indemnify, protect, defend and save Landlord and the Premises harmless from and against any and all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims (including, without limitation, attorneys' fees and legal costs) arising out of the early entry, use, construction, or occupancy of the Premises by Tenant or its agents, employees or contractors.

3.   RENT

     3.1 Rent. Tenant shall pay to Landlord, at Landlord's Address for Payment of Rent designated in the Basic Lease Information, or at such other address as Landlord may from time to time designate in writing to Tenant for the payment of Rent, the Base Rent, without notice, demand, offset or deduction, in advance, on the first day of each calendar month. Landlord shall have no obligation to notify Tenant of any increase in Rent and Tenant's obligation to pay all Rent (and any increases) when due shall not be modified or altered by such lack of notice from Landlord. It is intended that this Lease be a "triple net lease," and that the Rent to be paid hereunder by Tenant will be received by Landlord without any deduction or offset whatsoever by Tenant, foreseeable or unforeseeable. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with this Lease or the ownership, construction, maintenance, operation or repair of the Premises or the Project Upon the execution of this Lease, Tenant shall pay to Landlord the first month's Base Rent. If the Term commences (or ends) on a date other than the first (or last) day of a month, Base Rent shall be prorated on the basis of a thirty (30) day month. All sums other than Base Rent which Tenant is obligated to pay under this Lease shall be deemed to be additional rent due hereunder ("Additional Rent"), whether or not such sums are designated Additional Rent and, together with the Base Rent, shall be due and payable to Landlord commencing on the Possession Date. The term "Rent" means the Base Rent and all Additional Rent payable hereunder.

     3.2 Late Charge and Interest. The late payment of any Rent will cause Landlord to incur additional costs, including administration and collection costs and processing and accounting expenses and increased debt service ("Delinquency Costs"). If Landlord has not received any installment of Rent within five (5) days after such amount is due, Tenant shall pay a late charge of five percent (5%) of the delinquent amount, which is agreed to represent a reasonable estimate of the Delinquency Costs incurred by Landlord. In addition, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the lesser of (a) the maximum interest rate permitted by law or (b) five percent (5%) above the rate publicly announced by Bank of America, N.A. (or if Bank of America, N.A. ceases to exist, the largest bank then headquartered in the State of California) ("Bank") as its "Reference Rate". If the use of the announced Reference Rate is discontinued by the Bank, then the term Reference Rate shall mean the announced rate charged by the Bank which is, from time to time, substituted for the Reference Rate. Landlord and Tenant recognize that the damage which Landlord shall suffer as a result of Tenant's failure to pay such amounts is difficult to ascertain and said late charge and interest are the best estimate of the damage which Landlord shall suffer in the event of late payment. If a late charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then the Rent shall automatically become due and payable quarterly in advance.

     3.3 Letter of Credit

          3.3.1 Form of Letter of Credit. Concurrently with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord an unconditional, irrevocable, standby letter of credit (the "Letter of Credit") with an expiration date no earlier than twelve (12) months from the date of issuance in the amount of Ninety Eight Thousand Three Hundred Ninety Four and No/100 Dollars ($98,394.00). The Letter of Credit shall be in the same form as Exhibit K attached hereto. The Letter of Credit shall secure the full and faithful performance of each provision of this Lease to be performed by Tenant. The Letter of Credit shall be issued by a money-center bank, or another financial institution acceptable to Landlord in its sole discretion. The Letter of Credit must be presentable in San Francisco, California. If Tenant fails to pay Rent or otherwise defaults with respect to any provision of this Lease and fails to cure any such default within any applicable notice and cure period provided in this Lease, then Landlord may execute one or more drafts on the Letter of Credit for the payment of any Rent, or for the payment of any other sum for which Landlord may become obligated by reason of Tenant's default, or for any payment to which Landlord may become entitled by reason of Tenant's default, or for payment to Landlord for any loss or damage which Landlord may suffer thereby. The Letter of Credit shall contain language allowing Landlord to draw upon the Letter of Credit upon presentation to the issuer of the Letter of Credit of Landlord's written statement that Landlord is entitled to the funds represented by such Letter of Credit in accordance with the terms hereof. If Landlord so uses or applies all or any portion of the amount represented by the Letter of Credit, then Tenant shall, within ten (10) days after written demand therefor, at Landlord's sole option, (i) deposit cash with Landlord in lieu of the Letter of Credit in the amount drawn, or (ii) deliver a replacement letter of credit in the amount drawn so that the total amounts represented by the Letter of Credit and the replacement letter of credit equals Ninety Eight Thousand Three Hundred Ninety Four and No/100 Dollars ($98,394.00), and Tenant's failure to do so shall be an Event of Default

          3.3.2 Annual Renewals. The Letter of Credit shall provide for automatic annual renewals throughout the Term of this Lease unless, at least sixty (60) days prior to any such date of expiration, the issuing bank shall have given written notice to Landlord, by certified mail, return receipt requested and at the Landlord's Address stated in the Basic Lease Information or such other address as Landlord shall have given to the issuing bank, that the Letter of Credit will not be renewed. Tenant shall, no later than thirty (30) days prior to the expiration of the Letter of Credit or any replacement or renewal thereof, deliver a new Letter of Credit substantially in the same form as the then existing Letter of Credit except that the expiration date set forth in such new Letter of Credit shall not be earlier than twelve (12) months after the expiration date set forth in the Letter of Credit which is then being replaced, and the issuer may be changed by Tenant to a financial institution acceptable to Landlord in its sole discretion. If Tenant fails to deliver a new Letter of Credit as required herein, then Landlord shall have the right, at its sole option, to draw upon and present the then existing Letter of Credit for the entire amount available thereunder. Until such time as Tenant shall thereafter deliver a new Letter of Credit in the form and substance required hereunder, Landlord shall retain possession of the funds so drawn as a security deposit to secure Tenant's obligations under this Lease. Any such replacement Letter of Credit shall satisfy and be subject to the provisions set forth in subparagraph
(a) above. Should the Letter of Credit then in effect be revoked or should the creditworthiness of the issuer of the Letter of Credit then in effect become impaired (in Landlord's sole judgment), then Tenant shall deliver a replacement Letter of Credit in the form and substance required hereunder.

          3.3.3 Changes. If the Permitted Use is amended (in Landlord's sole and absolute discretion) to accommodate a change in the business of Tenant or to accommodate a subtenant or assignee approved by Landlord, Landlord shall have the right to increase the amount of the Letter of Credit to the extent necessary, in Landlord's reasonable judgment, to account for any increased risk to the Premises or increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Tenant occurs during this Lease and following such change the financial condition of Tenant is, in Landlord's reasonable judgment, reduced, Tenant shall cause the amount of the Letter of Credit to be increased to an amount reasonably determined by Landlord based on said change in financial condition.

          3.3.4 Return of Letter of Credit. After Tenant vacates the Premises, upon the expiration or sooner termination of this Lease, if Tenant is not then in default or breach of any provision of this Lease, Landlord shall return to Tenant the Letter of Credit and any unapplied cash balance of the Letter of Credit that bad been previously drawn upon.

4. UTILITIES. Tenant shall pay all charges for heat, water, gas, electricity, telephone and any other utilities used on or provided to the Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute constructive eviction or grounds for rental abatement. In the event the Premises is not separately metered, Tenant shall have the option, subject to Landlord's prior written consent and the terms of this Lease, to cause the Premises to be separately metered at Tenant's cost and expense. If Tenant does not elect to cause the Premises to be separately metered, Tenant shall pay a reasonable proration of utilities, as determined by Landlord. Notwithstanding any provision to the contrary contained in this Lease, in no event shall Tenant use or be entitled to use more than 3,000 amps of power within the Premises. Notwithstanding any provision of this Lease to the contrary, Landlord shall be under no obligation to provide or cause to be provided any electrical service to the Premises prior to the Commencement Date.

5.   TAXES

     5.1 Real Property Taxes. Tenant shall pay to Landlord Tenant's Share of Real Property Taxes (as defined in Section 5.2) as a part of Operating Expenses for each full or partial calendar year during the Lease Term in accordance with the terms and provisions of Section 7.1 below.

     5.2 Definition of Real Property Taxes. "Real Property Taxes" shall be the sum of the following: all real property taxes, assessments, supplementary taxes, escape taxes, possessory-interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit and traffic charges, housing fund assessments, open space charges, childcare fees, school, sewer and parking fees or any other assessments, levies, fees, exactions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, conferred or imposed by any public authority upon the Land, the Building or any other improvements located on the Land and/or Project (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied by any governmental authority with respect to receipt of rental income, or upon, with respect to or by reason of the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or documentary transfer taxes upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with any and all costs and expenses (including, without limitation, attorneys', administrative and expert witness fees and costs) of challenging any of the foregoing or seeking the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return. All references to Real Property Taxes during a particular year shall be deemed to refer to taxes accrued during such year, including supplemental tax bills regardless of when they are actually assessed and without regard to when such taxes are payable. Real Property Taxes shall expressly include One Hundred Percent (100%) of any increase or supplemental assessments accruing as a result of the construction of the Building, or any other improvements located on the Land. In addition to Tenant's Share of Real Property Taxes (paid as a part of Operating Expenses), Tenant shall pay to Landlord One Hundred Percent (100%) of any increase in the assessed value of the Land directly attributable to the value of any Tenant Improvements (as defined in the Work Letter, if any). The obligation of Tenant to pay Real Property Taxes (including any supplemental taxes) for the last full and/or partial year(s) of the Term shall survive the expiration or early termination of this Lease. In no event shall Tenant or any Tenant Party (as defined in Section 12.1) be entitled to file any property tax assessment appeal; provided, however, Tenant may appeal any personal property taxes assessed on personal property which (x) is owned by Tenant, (y) is not affixed to any portion of the Premises and (z) is not deemed to be a fixture under the laws of the State of Oregon. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate or inheritance tax of Landlord, or any income, profits or revenue tax or charge upon the net income of Landlord. Subject to the terms of this Section 5.2, Real Property Taxes for partial years, if any, falling within the Term shall be prorated.

     5.3 Personal Property Taxes. Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and other personal property located and/or installed on the Premises by Tenant; and Tenant shall provide Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

6. OPERATING EXPENSES

     6.1 Operating Expenses. Tenant shall pay to Landlord Tenant's Share of the Building Operating Expenses and Tenant's Share of Project Operating Expenses for each full or partial calendar year during the Lease Term, as provided in Section
7.1 below.

     6.2 Definition of Operating Expenses. "Operating Expenses" shall mean collectively the "Building Operating Expenses" and the "Project Operating Expenses" as defined in this Section 6.2.

          6.2.1 "Building Operating Expenses" means the total costs and expenses incurred by Landlord in the ownership, operation, maintenance, repair and management of the Building, the Land and/or the Building Common Area, including, but not limited to: (a) repair, replacement, maintenance, utility costs and landscaping of the Building Common Area, including, but not limited to, any and all costs of maintenance, repair and replacement of all parking areas (including bumpers, sweeping, striping and slurry coating), common driveways, loading and unloading areas, trash areas, outdoor lighting, sidewalks, walkways, landscaping, irrigation systems, fences and gates and other costs which are allocable to the Building and/or the Land including any costs under the terms of any CC&Rs affecting the real property, (b) non-structural maintenance, repair and replacement of the roof (and roof membrane), skylights and exterior walls of the Premises (including painting); (c) insurance deductibles and the costs relating to the insurance maintained by Landlord as described in Section 8.1 below, including, without limitation, Landlord's cost of any deductible or self insurance retention; (d) maintenance contracts for, and the repair and replacement of, the heating, ventilation and air-conditioning (HVAC) systems and elevators, if any; (e) maintenance, repair, replacement, monitoring and operation of the fire/life safety and sprinkler system (to the extent Landlord is obligated to do so pursuant to Section 9.2); (f) trash collection; (g) capital improvements or capital replacements (excluding the roof structure) made to or capital assets acquired for the Building or the Land after the Commencement Date that in Landlord's good faith judgment are intended to reduce Building Operating Expenses or are reasonably necessary for the health and safety of the occupants of the Building or are required under any governmental law or regulation, which capital costs, or an allocable portion thereof, shall be amortized over the period determined by Landlord, together with interest on the unamortized balance at the Applicable Interest Rate, all in accordance with "generally accepted accounting principles" ("GAAP") consistently applied; (h) commercially reasonable reserves set aside for maintenance and repair; (i) Real Property Taxes attributable to the Land; and (j) any other costs, except as noted in this Lease, incurred by Landlord related to the Building and/or the Land and not related to the Project as a whole. Notwithstanding any provision to the contrary contained in this Section 6.2.1, Tenant shall pay to Landlord an amount equal to three percent (3%) of Rent for the costs and fees incurred by Landlord in connection with the management of this Lease, the Premises, the Building and/or the Land including the cost of those services which are customarily performed by a property management services company, whether performed internally or through an outside management company. Building Operating Expenses shall not include (i) replacement of or structural repairs to the roof, slab or the exterior walls; (ii) repairs to the extent covered by insurance proceeds, or paid by Tenant or other third parties; (iii) alterations solely attributable to tenants of the Project other than Tenant; (iv) marketing and legal expenses; (v) any cost or expense associated with compliance with any laws, ordinances, rules or regulations regarding any condition existing in the Building or on the Land if such condition existed prior to the Commencement Date, including, but not limited to removal of any and all asbestos and other toxic and hazardous substances located in the Premises; and (vi) any costs or expenses being charged directly and solely to other tenants in the Building (other than pursuant to the operating expenses clauses of the lease(s) of such other tenant(s)).

          62.2 Project Operating Expenses. "Project Operating Expenses" shall include all reasonable and necessary expenses incurred by Landlord in the ownership, operation, maintenance, repair and management of the Project Common Area, including, without limitation, Real Property Taxes attributable to the Project Common Area; provided, however that all improvements or replacements made to or assets acquired for the Project after the Commencement Date that are reasonably expected to reduce Project Operating Expenses or are reasonably necessary for the health and safety of the occupants of the Project or required under any government of law or regulation, which costs, or an allocable portion thereof, shall be amortized over the period determined by Landlord, together with interest on the unamortized balance at the Applicable interest Rate actually paid to third party lenders, all in accordance with GAAP consistently applied.

7. ESTIMATED EXPENSES

     7.1 Payment. "Estimated Expenses" for any particular year shall mean Landlord's estimate of Operating Expenses for a calendar year. Tenant shall pay Tenant's Share of the Estimated Expenses with installments of Base Rent in monthly installments of one-twelfth (l/12th) thereof on the first day of each calendar month during such year. If at any time Landlord determines that Operating Expenses are projected to vary from the then Estimated Expenses, Landlord may, by notice to Tenant, revise such Estimated Expenses, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such calendar year Tenant has paid to Landlord Tenant's Share of the revised Estimated Expenses for such year.

     7.2 Adjustment. "Operating Expenses Adjustment" (or "Adjustment") shall mean the difference between Tenant's Share of Estimated Expenses and Tenant's Share of Operating Expenses for any calendar year. After the end of each calendar year, Landlord shall deliver to Tenant a statement of Tenant's Share of Operating Expenses for such calendar year, accompanied by a computation in sufficient detail of the Adjustment. If Tenant's payments are less than Tenant's Share, then Tenant shall pay the difference within twenty (20) days after receipt of such statement Tenant's obligation to pay such amount shall survive the expiration or termination of this Lease. If Tenant's payments exceed Tenant's Share, then (provided that Tenant is not in material default), Landlord shall credit such excess amount to future installments of Tenant's Share for the next calendar year. If Tenant is in material default, Landlord may, but shall not be required to, credit such amount to Rent arrearages.

     7.3 Audit Right. In the event of any dispute as to the amount of Tenant's Share of Operating Expenses, Tenant or an accounting firm selected by Tenant and reasonably satisfactory to Landlord will have the right, by prior written notice ("Audit Notice") given within ninety (90) days ("Audit Period") following receipt of an actual statement of Operating Expenses ("Actual Statement") and at reasonable times during normal business hours, to audit Landlord's accounting records with respect to Operating Expenses relative to the year to which such Actual Statement relates at the office of Landlord at which records are kept or, at Landlord's election, the office of Landlord's property manager (if any). In no event will Landlord or its property manager be required to (i) photocopy any accounting records or other items or contracts, (ii) create any ledgers or schedules not already in existence, (iii) incur any costs or expenses relative to such inspection, or (iv) perform any other tasks other than making available such accounting records as aforesaid. Neither Tenant nor its auditor may leave the office of Landlord with originals of any materials supplied by Landlord. Tenant must pay Tenant's Share of Operating Expenses when due pursuant to the terms of this Lease and may not withhold payment of Operating Expenses or any other rent pending results of the audit or during a dispute regarding Operating Expenses. The audit must be completed within sixty (60) days of the date of Tenant's Audit Notice and the results of such audit shall be delivered to Landlord within seventy-five (75)days of the date of Tenant's Audit Notice. If Tenant does not comply with any of the aforementioned time frames, then such Actual Statement will be conclusively binding on Tenant. If such audit or review correctly reveals that Landlord has overcharged Tenant, then within thirty (30) days after the results of such audit are made available to Landlord, the amount of such overcharge shall be deducted from the installments of Tenant's Share of Operating Expenses next becoming due. If the audit reveals that Tenant was undercharged, then within thirty (30) days after the results of the audit are made available to Tenant, Tenant agrees to reimburse Landlord the amount of such undercharge. Tenant agrees to pay the cost of such audit, provided that if the audit reveals that Landlord's determination of Tenant's Share of Operating Expenses as set forth in the relevant Actual Statement was in error in Landlord's favor by more than five percent (5%) of the amount charged by Landlord to Tenant pursuant to such Actual Statement, then Landlord agrees to pay the reasonable, third-party cost of such audit incurred by Tenant. To the extent Landlord must pay the cost of such audit, such cost shall not exceed a reasonable hourly charge for a reasonable amount of hours spent by such third-party in connection with the audit. Tenant agrees to keep the results of the audit confidential and will cause its agents, employees and contractors to keep such results confidential. To that end, Landlord may require Tenant and its auditor to execute a confidentiality agreement provided by Landlord.

8. INSURANCE

     8.1 Landlord. Landlord shall maintain insurance through individual or blanket policies insuring the Building against fire and extended coverage (including, if Landlord elects, "all risk" coverage, earthquake/volcanic action, flood and/or surface water insurance) for the full replacement cost of the Building, with deductibles and the form and endorsements of such coverage as selected by Landlord, together with rental abatement insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least twelve
(12) months commencing on the date of loss. Landlord may also carry such other insurance as is commercially reasonable (when compared to insurance customarily carried by sophisticated, institutional landlords for the protection of such landlords and the production of properties similar to the Premises), including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Tenant shall pay to Landlord, as a portion of the Operating Expenses, the costs of the insurance coverages described herein, including, without limitation, Landlord's cost of any self-insurance deductible or retention.

     8.2 Tenant. Tenant shall, at Tenant's expense, obtain and keep in force at all times the following insurance:

          8.2.1 Commercial General Liability Insurance (Occurrence Form). A policy of commercial general liability insurance (occurrence form) having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and Two Million Dollars ($2,000,000) aggregate per location if Tenant has multiple locations, providing coverage for, among other things, blanket contractual liability, premises, products/completed operations with an "Additional Insured-Managers or Lessors of Premises Endorsement" and containing the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire, and personal and advertising injury coverage, with deletion of the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable, and if applicable, and, if necessary, Tenant shall provide for restoration of the aggregate limit, and provided that the policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease;

          8.2.2 Automobile Liability Insurance. Business automobile liability insurance having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance, or use of any owned, hired or non-owned automobiles;

          8.2.3 Workers' Compensation and Employer's Liability Insurance. Workers' compensation insurance having limits not less than those required by state statute and federal statute, if applicable, and covering all persons employed by Tenant in the conduct of its operations on the Premises (including the all states endorsement and, if applicable, the volunteers endorsement), together with employer's liability insurance coverage in the amount of at least One Million Dollars ($1,000,000);

          8.2.4 Property Insurance. "All risk" property insurance including boiler and machinery comprehensive form, if applicable, covering damage to or loss of any of Tenant's personal property, fixtures, equipment and alterations, including electronic data processing equipment (collectively "Tenant's Property") (and coverage for the full replacement cost thereof including business interruption of Tenant), together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises; and

          8.2.5 Business Interruption. Loss of income and extra expense insurance in amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all peril commonly insured against by prudent lessees in the business of Tenant or attributable to prevention of access to the Premises as a result of such perils.

     8.3 General

          8.3.1 Insurance Companies. Insurance required to be maintained by Tenant shall be written by companies licensed to do business in the state in which the Premises are located and having a "General Policyholders Rating" of at least "A-/VIII" (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide."

          8.3.2 Certificates of Insurance. Tenant shall deliver to Landlord certificates of insurance for all insurance required to be maintained by Tenant in the form of Exhibit D, attached hereto (or in a form acceptable to Landlord in its sole discretion), no later than seven (7) days prior to the date of possession of the Premises. Tenant shall, at least ten (10) days prior to expiration of the policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after sixty
(60) days prior written notice to the parties named as additional insureds in this Lease (except in the case of cancellation for nonpayment of premium in which case cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses and costs suffered or incurred by Landlord (including litigation costs and attorneys' fees and expenses) resulting from said failure.

          8.3.3 Additional Insureds. Landlord, Landlord's lender, if any, and any property management company of Landlord for the Premises shall be named as additional insureds on a form approved by Landlord under all of the policies required by Section 8.2.1. The policies required under Section 8.2.1 shall provide for severability of interest.

          8.3.4 Primary Coverage. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance of Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease.

          8.3.5 Mutual Waiver of Subrogation. Subject to Section 13.2, whenever
(a) any loss, cost, damage or expense resulting from fire, explosion or any other casualties incurred by either Landlord or Tenant or by anyone claiming by, through or under Landlord or Tenant in connection with the Premises, and (b) such party is covered in whole or in part by insurance (or would have been covered but for such party's failure to maintain the coverage required in this
Section 8) with respect to such loss, cost, damage or expense or as required under this Lease to be self-insured, then the party so insured (or so required) hereby waives (on its own behalf and on behalf of its insured) any claims against and releases the party from any liability said other party may have on account of such loss, cost, damage or expense. All insurance which is carried by either party to insure against damage or loss to property shall include provisions denying to each respective insurer rights of subrogation and recovery against the other party.

          8.3.6 Notification of Incidents. Tenant shall notify Landlord within twenty-four (24) hours after the occurrence of any accidents or incidents in the Premises, the Building, Common Areas or the Project which could give rise to a claim under any of the insurance policies required under this Section 8.

     8.4 Indemnity. Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and Landlord's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, reasonable attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (i) any default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or (ii) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant or any Tenant Party in or about the Premises, the Building, the Common Area or other portions of the Project, except for claims caused solely by Landlord's gross negligence or willful misconduct. The obligations of Tenant under this Section 8.4 shall survive the termination of this Lease with respect to any claims or liability arising prior to such termination. Landlord shall indemnify, protect, defend (by counsel reasonably acceptable to Tenant) and hold harmless Tenant and Tenant's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, reasonable attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon caused solely by Landlord's gross negligence or willful misconduct. The obligations of Landlord under this
Section 8.4 shall survive the termination of this Lease with respect to any claims or liability arising prior to such termination.

     8.5 Exemption of Landlord from Liability. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property including, but not limited to, Tenant's fixtures, equipment, furniture and alterations or illness or injury to persons in, upon or about the Premises, the Building, the Land, the Common Area or other portions of the Project arising from any cause, and Tenant hereby expressly releases Landlord and waives all claims in respect thereof against Landlord, except only such claims which are caused solely by Landlord's gross negligence or willful misconduct or which are expressly provided for in Section 12.3 hereof. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom. Tenant hereby further agrees that Landlord shall not be liable for damage to the property of Tenant, or injury to or illness or death of Tenant or any Tenant Party or any other person in or about the Premises, the Building, the Common Area or the Project, whether such damage, illness or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, ventilation, plumbing, air conditioning or lighting fixtures, or from any other cause, and whether said damage, illness or injury results from conditions arising upon the Premises, upon other portions of the Building or from other sources or places, and regardless of whether the cause of such damage, illness or injury or the means of repairing the same is inaccessible to Tenant, except only damage, illness or injury caused solely by Landlord's gross negligence or willful misconduct or which is expressly provided to the contrary in Section 12.3 hereof. Landlord shall not be liable for any damages arising from any act or neglect of any contractor or other tenant, if any, of the Building or the Project or Landlord's failure to enforce the terms of any agreements with parties other than Tenant; provided that Landlord shall use its commercially reasonable efforts to enforce the terms of any agreements with parties other than Tenant.

9. REPAIRS AND MAINTENANCE

     9.1 Tenant. Tenant, at Tenant's sole cost and expense, shall keep and maintain the Premises (interior and exterior, excluding roofing and painting), including, without limitation, loading docks, roll up doors and ramps, floors, subfloors and floor coverings, walls and wall coverings, doors, windows, glass, plate glass, locks, ceilings, skylights, lighting systems, interior plumbing, electrical and mechanical systems and wiring, appliances and devices using or containing refrigerants, fixtures and equipment in good repair and in a clean and safe condition, and repair and/or replace any and all of the foregoing in a clean and safe condition, in good order, condition and repair. Without limiting the foregoing, Tenant shall, at Tenant's sole expense, immediately replace all broken glass in the Premises with glass equal to or in excess of the specification and quality of the original glass; and repair any area damaged by Tenant, Tenant's agents, employees, invitees and visitors, including any damage caused by any roof penetration, whether or not such roof penetration was approved by Landlord. All repairs and replacements by Tenant shall be made and performed: (a) at Tenant's cost and expense and at such time and in such manner as Landlord may designate, (b) by contractors or mechanics approved by Landlord,
(c) so that same shall be at least equal in quality, value and utility to the original work or installation, (d) in a manner and using equipment and materials that will not interfere with or impair the operations, use or occupation of the Building or any of the mechanical, electrical, plumbing or other systems in the Building or the Project, and (e) in accordance with the Rules and Regulations and all Applicable Laws (as defined in Section 11). In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in accordance with the obligations under the Lease, which failure continues at the end of fifteen (15) days following Tenant's receipt of written notice from Landlord stating the nature of the failure, or in the case of an emergency immediately without prior notice, Landlord shall have the right to enter the Premises and perform such maintenance, repairs or refurbishing at Tenant's sole cost and expense (including a sum for overhead to Landlord equal to ten percent (10%) of the costs of maintenance, repairs or refurbishing). Tenant shall maintain written records of maintenance and repairs, as required by any Applicable

Law, and shall use certified technicians to perform such maintenance and repairs, as so required. Tenant shall deliver full and complete copies of all service or maintenance contracts entered into by Tenant for the Premises to Landlord within one hundred twenty (120) days after the Commencement Date.

     9.2 Landlord. Landlord shall, subject to the following limitations, repair damage to structural portions of the roof, foundation and load-bearing portions of walls (excluding wall coverings, painting, glass and doors) of the Building, and damage to the exterior walls and other structural portions of the Building; provided, if such damage is caused by an act or omission of Tenant, or any Tenant Party, then such repairs shall be at Tenant's sole expense. Landlord shall not be required to make any repair resulting from (i) any alteration or modification to the Building or to mechanical equipment within the Building performed by, for or because of Tenant or to special equipment or systems installed by, for or because of Tenant, (ii) the installation, use or operation of Tenant's property, fixtures and equipment, (iii) the moving of Tenant's property in or out of the Building or in and about the Premises, (iv) Tenant's use or occupancy of the Premises in violation of Section 11 of this Lease or in the manner not contemplated by the parties at the time of the execution of this Lease, (v) the acts or omissions of Tenant or any Tenant Party, (vi) fire and other casualty, except as provided by Section 13 of this Lease or (vii) condemnation, except as provided in Section 14 of this Lease. Landlord shall have no obligation to make repairs under this Section 9.2 until a reasonable time after receipt of written notice from Tenant of the need for such repairs. Subject to Section 9.3, there shall be no abatement of Rent during the performance of such work, provided that neither the access to nor use of the Premises is materially impaired in which case Tenant's exclusive remedy shall be determined in accordance with Section 9.3 below. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises, nor for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord, provided that Landlord shall use its commercially reasonable efforts to enforce the terms of any agreements with parties other than Tenant. Tenant waives any right to repair the Premises, the Building and/or the Common Area at the expense of Landlord under any Applicable Law.

     9.3 Landlord's Failure to Perform. In the event Landlord fails to commence the repair of the Premises as required by Section 9.2 above ("Landlord Repair Obligations") and such failure to commence such repair(s) continues at the end of thirty (30) days following Landlord's receipt of written notice from Tenant stating with particularity the nature of such failure, Tenant shall simultaneously give Landlord and Landlord's mortgagee (provided Tenant has been provided written notice of the address of such mortgagee) written notice specifying such default and containing the following phrase (or substantially similar to the following phrase) on page 1 of the notice in all capital letters and boldface type (or it shall not be deemed validly given to Landlord) "YOUR FAILURE TO COMMENCE THE CURE OF LANDLORD'S REPAIR OBLIGATIONS SET FORTH IN THIS NOTICE WITHIN TEN (10) BUSINESS DAYS SHALL ENTITLE THE UNDERSIGNED TO CURE SUCH DEFAULT AT LANDLORD'S EXPENSE WITHOUT FURTHER NOTICE". Landlord shall thereupon have ten (10) business days in which to commence to cure the applicable Landlord Repair Obligation. In addition, Landlord's mortgagee shall have the right (but not the obligation) to cure or remedy Landlord's Repair Obligations upon the terms and conditions of any SNDA (as defined in Section 17.2 below) entered into by and between Tenant and any such lender, and if no such SNDA exists, then upon the terms and conditions described in Section 18.15. In the event Landlord fails to commence to cure the applicable Landlord Repair Obligation within said ten
(10) business day period and Tenant undertakes a Landlord Repair Obligation, Tenant shall use a qualified, licensed and bondable contractor which normally and regularly performs similar work on concrete tilt-up industrial buildings. If Tenant thereafter delivers to Landlord an invoice by Tenant of its costs of taking action which Tenant claims should have been taken by Landlord (the "Tenant Invoice"), and if such Tenant Invoice sets forth a reasonably particularized breakdown of its costs and expenses in connection with undertaking such Landlord Repair Obligation, then Tenant shall be entitled to offset against Base Rent the amount set forth in such Tenant Invoice following delivery of the additional written notice described below; provided, however, the amount of offset during any single month shall not exceed the greater of (A) fifteen percent (15%) of the total Base Rent payable by Tenant to Landlord for each applicable month or (B) the amount necessary to amortize fully Tenant's costs of cure (plus interest at ten percent (10%) per annum on such costs) from the date of completion of such cure to the expiration date of the Lease Term (without regard to any unexercised renewal options), but in no event greater than twenty percent (20%) of the total monthly Base Rent for any one month. The unpaid balance of the Tenant's Invoice, if any, shall bear interest at an annual rate of ten percent (10%). If, at any time, Landlord delivers to Tenant a written objection to Tenant's claim that a particular Landlord Repair Obligation is not required under the terms of this Lease, setting forth with reasonable particularity Landlord's reasons for its claim that such repair action did not have to be taken by Landlord pursuant to the terms of this Lease, then Tenant shall not be entitled to such offset, but as Tenant's sole remedy, Tenant may proceed to claim a Landlord default and, if elected by either Landlord or Tenant, the matter shall proceed to resolution by arbitration pursuant to the arbitration procedures set forth in attached Exhibit J. The costs of such arbitration (including reasonable attorneys fees and costs awarded to the prevailing party, if any) shall be paid to the prevailing party in the arbitration if and to the extent awarded by the arbitrator. In the event that Landlord fails to pay any amount to Tenant within twenty (20) days following delivery of the Tenant Invoice, then Tenant may provide to Landlord a written demand therefor ("Final Demand") which contains the following phrase (or substantially similar to the following phrase) on page 1 of the notice in all capital letters and boldface type (or it shall not be deemed validly delivered to Landlord) "YOUR FAILURE TO REIMBURSE TENANT AS REQUIRED HEREIN WITHIN FIFTEEN (15) DAYS SHALL ENTITLE THE UNDERSIGNED TO EXERCISE CERTAIN OFFSET RIGHTS AS SET FORTH IN THE LEASE WITHOUT FURTHER NOTICE." If Landlord fails to pay to Tenant the amount due to Tenant within fifteen (15) days following Landlord's receipt of the Final Demand or if Landlord fails to pay any award granted to Tenant pursuant to an arbitration proceeding in the manner described above within the time frame established pursuant to any such proceeding, then Tenant may offset from the next installments of rent and other charges coming due under this Lease the full amount owed by Landlord to Tenant (together with all accrued interest).

10. ALTERATIONS

     10.1 Trade Fixtures; Alterations. Tenant may install necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without structural or material damage to the Premises, or the Building. Without limiting the generality of the foregoing, Landlord and Tenant hereby acknowledge that Tenant intends to install within the Premises certain trade fixtures and equipment related to Tenant's Permitted Use including, without limitation, powder coat room equipment ("Tenant's Equipment"). Notwithstanding the foregoing, Tenant shall, prior to the installation of Tenant's Equipment, deliver to Landlord for Landlord's review and approval, which approval shall not be unreasonably withheld or delayed, an inventory of Tenant's Equipment, the proposed location of such equipment within the Premises and the specifications related to such items (including the gross weight of each item included in Tenant's Equipment). Tenant shall not install or locate any of Tenant's Equipment within the Premises unless and until Landlord has approved the same in accordance with the preceding sentence. Tenant shall not construct, nor allow to be constructed, any alterations or physical additions in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall be conditioned upon Tenant's compliance with the provisions of Exhibit G and any other applicable requirements of Landlord regarding construction of improvements and alterations. If Landlord does not respond to a written request from Tenant made in accordance with Exhibit G within ten (10) business days, then Landlord shall be deemed to disapprove such request. In the event Tenant makes any alterations to the Premises that trigger or give rise to a requirement that the Building or the Premises come into compliance with any governmental laws, ordinances, statutes, orders and/or regulations (such as ADA requirements), Tenant shall be fully responsible for complying, at its sole cost and expense, with same. Tenant shall file a notice of completion after completion of such work and provide Landlord with a copy thereof.

     10.2 Damage; Removal. Tenant shall repair all damage to the Premises, the Building, the Common Area or the Project caused by the Installation or removal of Tenant's fixtures, equipment, furniture or alterations. Upon the expiration or earlier termination of this Lease, Tenant shall remove any or all trade fixtures, alterations, additions, improvements (including the Tenant Improvements [as defined in the Work Letter]) and partitions ("Alteration(s)") made or installed by or on behalf of Tenant; provided, however, Landlord has the absolute right to require Tenant to have all or any portion of such items designated by Landlord to remain on the Premises, in which event they shall be and become the property of Landlord upon the termination of this Lease. Should Tenant make any Alterations without the prior written approval of Landlord, Landlord may require that Tenant remove any or all of such Alterations and repair any damage to the Premises resulting from the installation and/or removal of such Alterations at any time and from time to time. Subject to the conditions set forth above, Tenant shall restore the Premises to its condition existing prior to the construction of any Alterations. Tenant shall further patch and fill all holes within the Premises. All penetrations of the roof shall be resealed to a water tight condition. In no event shall Tenant remove from the Building any mechanical or electrical systems or any wiring or any other aspect of any systems within the Premises, unless Landlord specifically permits such removal in writing. All such removals and restoration shall be accomplished in a good and workmanlike manner and so as not to cause any damage to the Premises, the Building, the Common Area or the Project whatsoever.

     10.3 Liens. Tenant shall promptly pay and discharge all claims for labor performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics' and materialmen's liens in connection therewith. Tenant shall provide at least ten (10) days prior written notice to Landlord before any labor is performed, supplies furnished or services rendered on or at the Premises and Landlord shall have the right to post on the Premises notices of non-responsibility. If any lien is filed, Tenant shall cause such lien to be released and removed within ten (10) days after the date of filing, and if Tenant fails to do so, Landlord may take such action as may be necessary to remove such lien and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the Applicable Interest Rate from the date of expenditure.

     10.4 Standard of Work. All work to be performed by or for Tenant pursuant hereto shall be performed diligently and in a first class, workmanlike manner, and in compliance with the terms of provisions of Exhibit G, all Applicable Laws, and/or Tenant and Landlord's insurance carriers. Landlord shall have the right, but not the obligation, to inspect periodically the work on the Premises and Landlord may require changes in the method or quality of the work.

11. USE. The Premises shall be used only for the Permitted Uses set forth in the Basic Lease Information and for no other uses. Tenant's use of the Premises shall be in compliance with and subject to all applicable laws, statutes, codes, ordinances, orders, rules, regulations, conditions of approval and requirements of all federal, state, county, municipal and governmental authorities and all administrative or judicial orders or decrees and all permits, licenses, approvals and other entitlements issued by governmental entities, and rules of common law, relating to or affecting the Project, the Premises or the Building or the use or operation thereof, whether now existing or hereafter enacted, including, without limitation, the Americans with Disabilities Act of 1990, 42 U.S.C. 12111 et seg. (the "ADA") as the same may be amended from time to time, all Environmental Laws (as defined in Section 12.1), and any covenants, conditions and restrictions encumbering the Land and/or the Project or any supplement thereto recorded in any official or public records with respect to the Project or any portion thereof ("Applicable Laws"). From and after the date hereof Tenant shall use the Premises and permit the Premises to be used solely for uses permitted by that certain Declaration of Covenants, Conditions and Restrictions for Southshore Corporate Park executed by Catellus Development Corporation and recorded in the Official Records of Multnomah County, State of Oregon on June 7, 1999 as Instrument No. 99113258 (the "CC&Rs"). In addition, Tenant acknowledges that the Premises are subject to that certain Administrative Order on Consent made and entered into by and among the United States Environmental Protection Agency, the State of Oregon Department of Environmental Quality and Winmar Pacific, Inc. dated effective as of April 16, 1991 (the "Administrative Order"), which imposes certain covenants, conditions and restrictions on Southshore Corporate Park. Tenant shall be responsible for obtaining any permit, business license, or other permits or licenses required by any governmental agency permitting Tenant's use or occupancy of the Premises. In no event shall the Premises be used for any of the Prohibited Uses set forth on Exhibit E attached hereto, as such Exhibit has been modified to conform to Tenant's proposed use of the Premises. Notwithstanding any provision to the contrary in this Section 11, in the event that a change in technology or similar change in circumstances reasonably requires Tenant to use additional chemicals or increased quantities of the permitted chemicals set forth on Schedule 1 to Exhibit E (the "Permitted Hazardous Materials") in the manufacturing process related to Tenant's Permitted Use, Tenant may submit to Landlord a written request to modify Exhibit E which request shall identify the specific chemicals and quantities to be used on the Premises (the "Proposed Hazardous Materials"). Landlord shall have ten (10) days from receipt of such a Tenant request to approve or disapprove Tenant's request to modify the Permitted Hazardous Materials in which case Landlord and Tenant shall execute an amendment to Exhibit E of the Lease accordingly, provided, however, Landlord's approval rights related to the Proposed Hazardous Materials shall be limited to the Proposed Hazardous Materials' compliance with the CC&Rs and all Applicable Laws. Subject to Tenant's obligation to comply with all Applicable Laws and the CC&Rs, Landlord's failure to disapprove Tenant's requested modification to the Permitted Hazardous Materials within such ten (10) day period shall be deemed Landlord's approval thereof. Tenant shall comply with the rules and regulations attached hereto as Exhibit F, together with such additional rules and regulations as Landlord may from time to time prescribe. Tenant shall not commit waste, overload the floors or structure of the Building, subject the Premises, the Building, the Common Area or the Project to any use which would damage the same or increase the risk of loss or violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants, take any action which would abrogate any warranties, or use or allow the Premises to be used for any unlawful purpose. Tenant shall have the right in common with other tenants of Landlord to use the parking facilities of the Project. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord shall provide the number of parking spaces set forth in the Basic Lease Information for use by Tenant. Landlord shall not be responsible for non-compliance by any other tenant or occupant of the Project with, or Landlord's failure to enforce, any of the rules or regulations or CC&Rs or any other terms or provisions of such tenant's or occupant's lease. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises, the Building or the Project.

12.  ENVIRONMENTAL MATTERS

     12.1 Hazardous Materials. Except as is specifically permitted pursuant to Exhibit E (as modified from time to time in accordance with Section 11 of the Lease), Tenant shall not cause nor permit, nor allow any of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants (individually, a "Tenant Party" and collectively, "Tenant's Parties") to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, the Building, the Common Area or the Project, except for the Permitted Hazardous Materials and/or routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof, whether solid, semi-solid, liquid or gaseous, which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, tobacco smoke, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls
(PCBs), refrigerants (including those substances defined in the Environmental Protection Agency's "Refrigerant Recycling Rule," as amended from time to time) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects. As used herein, "Environmental Laws" means any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises, the Building, the Common Area or the Project. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord in writing of the violation of any Environmental Law (or the presence of any Hazardous Materials, other than the Permitted Hazardous Materials and/or office and janitorial supplies as permitted above), or the spill and/or release of any Hazardous Materials (including the Permitted Hazardous Materials), in, on, under or about the Premises or the improvements or the soil or groundwater thereunder. Landlord shall have the right to enter upon and inspect the Premises and to conduct tests, monitoring and investigations. If such tests indicate the presence of any environmental condition caused or exacerbated by Tenant or any Tenant Party or arising during Tenant's or any Tenant Party's occupancy, Tenant shall reimburse Landlord for the cost of conducting such tests. The phrase "environmental condition" shall mean any adverse condition relating to any Hazardous Materials or the environment, including surface water, groundwater, drinking water supply, land, surface or subsurface strata or the ambient air and includes air, land and water pollutants, noise, vibration, light and odors. In the event of any such environmental condition, Tenant shall promptly take any and all steps necessary to rectify the same to the satisfaction of the applicable agencies and Landlord, or shall, at Landlord's election, reimburse Landlord, upon demand, for the cost to Landlord of performing rectifying work. The reimbursement shall be paid to Landlord in advance of Landlord's performing such work, based upon Landlord's reasonable estimate of the cost thereof; and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall promptly after receipt of Landlord's bills therefor or Landlord shall promptly refund to Tenant any excess deposit, as the case may be.

     12.2 Tenant's Indemnification. Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and Landlord's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, successors and assigns (individually and collectively, "Indemnitees") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with
(a) Tenant and/or any Tenant Party's breach of this Section 12, or (b) the presence, spill and/or release of Hazardous Materials on, under or about the Premises or other property as a result (directly or indirectly) of Tenant's and/or any Tenant Party's activities, including, without limitation, those involving any Hazardous Materials (including the Permitted Hazardous Materials), or failure to act with respect thereto, in connection with the Premises. This indemnity shall include, without limitation, the cost of any required or necessary repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or termination of this Lease.

     12.3 Pre-existing Conditions and Indemnification

          12.3.1 Landlord hereby represents to Tenant that, to its actual knowledge, no environmental condition (as defined in Section 12.1) in violation of law presently exists as of the Effective Date on, under, or within the Premises (a "Pre-existing Condition"). For purposes of this Lease, current "actual knowledge" shall mean the actual, present knowledge of Dan Marcus and Jim Adams as of the date of this Lease, without investigation or inquiry of any kind.

          12.3.2 Landlord shall indemnify, protect, defend (by counsel reasonably acceptable to Tenant) and hold harmless Tenant and its directors, officers, employees, shareholders, lenders, and each of their respective successors and assigns, from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses (collectively, a "Claim") arising at any time during or after the Term to the extent that such Claim results from any Pre-existing Condition which (i) constitutes a breach of the representation set forth in Section 12.3.1, or (ii) was authorized by Landlord or caused by the acts or omissions of Landlord (but not the agents or contractors of Landlord or any other third party). The indemnity obligation set forth in this Section 12.3.2 is limited to claims and shall not include any consequential damages including, without limitation, any relocation expenses, loss of revenue, or other losses incurred by any party. Landlord's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease for a period of one (1) year and shall not apply to any Claim not presented to Landlord in writing within said one (1) year period.

          12.3.3 Landlord shall indemnify, protect, defend (by counsel reasonably acceptable to Tenant) and hold harmless Tenant and its directors, officers, employees, shareholders, and lenders, and each of their respective successors and assigns, from and against any and all orders, penalties, fines, administrative actions, or other proceedings (collectively, a "Compliance Obligation") commenced by any governmental agency including, without limitation, the United States Environmental Protection Agency as a result of any Pre-existing Condition (except to the extent that such Pre-existing Condition is caused or aggravated by the act or omission of Tenant and/or Tenant's Parties). The indemnity obligation set forth in this Section 12.3.3 is limited to Compliance Obligations and shall not include any consequential damages including, without limitation, any relocation expenses, loss of revenue, or other losses incurred by any party. Landlord's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease for a period of one (1) year and shall not apply to any Compliance Obligation not presented to Landlord in writing within said one (1) year period.

          12.3.4 The indemnity obligations of Landlord set forth in Sections
12.3.2 and 12.3.3 above shall not be binding upon any lender acquiring Landlord's interest in the Premises and/or this Lease pursuant to any foreclosure proceeding, deed in lieu of foreclosure, or other enforcement action taken pursuant to a deed of trust or mortgage encumbering the Premises.

13.  DAMAGE AND DESTRUCTION

     13.1 Casualty. If the Premises or Building should be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt from Tenant of such written notice, Landlord shall notify Tenant whether, after the date of the issuance of permits for the necessary repair or reconstruction of the portion of the Building or the Premises which was damaged, the necessary repairs can reasonably be made: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or (c) in more than one hundred eighty
(180) days.

          13.1.1 Less Than 90 Days. If the Premises or Building should be damaged only to such extent that rebuilding or repairs can reasonably be completed within ninety (90) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage, subject to
Section 13.2 below, Landlord shall repair the Premises, except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant. If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises) from the date Tenant vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord (or would have been received but for Landlord's failure to carry the insurance required to be carried by Landlord pursuant to Section 8.1 above) and only during the period the Premises are unfit for occupancy.

          13.1.2 Greater Than 90 Days. If the Premises or Building should be damaged only to such extent that rebuilding or repairs can reasonably be completed in more than ninety (90) days but in less than one hundred eighty
(180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, then Landlord shall have the option of: (a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises; or (b) electing to repair the Premises, provided insurance proceeds are available (or such proceeds would have been available but for Landlord's failure to carry insurance as described in
Section 8.1 above) to fully repair the damage, except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant. If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises) from the date Tenant vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord (or such proceeds would have been received by Landlord but for Landlord's failure to carry rental abatement insurance as described in Section 8.1 above) and only during the period the Premises are unfit for occupancy. In the event that Landlord should fail to substantially complete such repairs within one hundred eighty (180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, (such period to be extended for delays caused by Tenant or because of any items of Force Majeure, as hereinafter defined) and Tenant has not re-occupied the Premises, Tenant shall have the right, as Tenant's exclusive remedy, within ten (10) days after the expiration of such one hundred eighty (180) day period, and provided that such repairs have not been substantially completed within such ten (10) day period, to terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such notice.

          13.1.3 Greater Than 180 Days. If the Premises or Building should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty
(180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, either Landlord or Tenant may terminate this Lease by giving written notice within ten (10) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. In the event that neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Building or Premises, provided insurance proceeds are available (or such proceeds would have been available but for Landlord's failure to carry insurance as described in Section 8.1 above) to repair the damage except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant. If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (i.e., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises), from the date Tenant vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord (or such proceeds would have been received by Landlord but for Landlord's failure to carry rental abatement insurance as described in Section 8.1 above) and only during the period that the Premises are unfit for occupancy.

          13.1.4 Casualty During the Last Year of the Lease term. Notwithstanding any other provisions hereof, if the Premises or the Building shall be damaged within the last year of the Lease Term, and if the cost to repair or reconstruct the portion of the Building or the Premises which was damaged or destroyed shall exceed Landlord's then-applicable insurance deductible, then, irrespective of the time necessary to complete such repair or reconstruction, Landlord shall have the right, in its sole discretion, to terminate the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises. The foregoing right shall be in addition to any other right and option of Landlord under this Section 13.

     13.2 Tenant's Fault. If the Premises or any portion of the Building is damaged resulting from the negligence or breach of this Lease by Tenant or any of Tenant's Parties, Rent shall not be reduced during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by insurance proceeds received by Landlord.

     13.3 Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord Tenant's Share of any deductible or retention amount payable under the property insurance for the Building. Notwithstanding Section 13.1, in the event that the Premises or any portion of the Building is damaged to the extent Tenant is unable to use the Premises and such damage is not covered by insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right at Landlord's option either (i) to repair such damage as soon as reasonably possible at Landlord's expense, or (ii) to give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's commitment to pay the cost of repair of such damage, in which event this Lease shall continue in full force and effect, and Landlord shall make such repairs as soon as reasonably possible subject to the following condition: Tenant shall deposit with Landlord Landlord's estimated cost of such repairs not later man ten (10) days prior to Landlord's commencement of the repair work. If the cost of such repairs exceeds the amount deposited, Tenant shall reimburse Landlord for such excess cost within fifteen (15) days after receipt of an invoice from Landlord. Any amount deposited by Tenant in excess of the cost of such repairs shall be refunded within thirty (30) days of Landlord's final payment to Landlord's contractor. If Tenant does not give such notice within the ten (10) day period, or fails to make such deposit as required, this Lease shall terminate automatically as of the date of the occurrence of the damage.

     13.4 Waiver. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law.

14.  EMINENT DOMAIN

     14.1 Total Condemnation. If all of the Premises is condemned by eminent domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

     14.2 Partial Condemnation. If any portion of the Premises or the Building is Condemned and such partial condemnation materially impairs Tenant's ability to use the Premises for Tenant's business, Landlord shall have the option of either (i) relocating Tenant to comparable space within the Project or (ii) terminating this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination. In the event of relocation, Landlord shall pay the cost of constructing tenant improvements in the new premises that are substantially equivalent to the improvements made pursuant to the Work Letter, provided that Landlord receive from the condemning authority proceeds sufficient to construct such improvements. If such partial condemnation does not materially impair Tenant's ability to use the Premises for the business of Tenant, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting or order of immediate possession Rent shall be adjusted as reasonably determined by Landlord.

     14.3 Award. If the Premises are wholly or partially Condemned, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant in connection with costs in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location, for business interruption, loss of good will or other consequential damages. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment.

     14.4 Temporary Condemnation. In the event of a temporary condemnation not extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation except damages to any of Landlord's property. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of initial occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises.

15.  DEFAULT

     15.1 Events of Defaults. The occurrence of any of the following events shall, at Landlord's option, constitute an "Event of Default":

          15.1.1 Abandonment of the Premises for a period of thirty (30) consecutive days;

          15.1.2 Failure to pay Rent on the date when due and the failure continuing for a period of five (5) days after such payment is due;

          15.1.3 Failure to perform Tenant's covenants and obligations hereunder (except default in the payment of Rent) where such failure continues for a period of thirty (30) days after written notice from Landlord; provided, however, if the nature of the default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be deemed to be in default if Tenant commences the cure within ten (10) days after written notice from Landlord and diligently and continuously prosecutes such cure to completion;

          15.1.4 The making of a general assignment by Tenant for the benefit of creditors; the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing; the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold; Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due; any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets; Tenant taking any action toward the dissolution or winding up of Tenant's affairs; the cessation or suspension of Tenant's use of the Premises; or the attachment, execution or other judicial seizure of substantially all of Tenant's, assets or this leasehold;

          15.1.5 The making of any material misrepresentation or omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord's lender pursuant to this Lease; or

          15.1.6 The occurrence of an Event of Default set forth in Section
15.1.4 or 15.1.5 with respect to any guarantor of this Lease, if applicable.

     15.2 Remedies

          15.2.1 Termination. In the event of the occurrence of any Event of Default, Landlord shall have the right to give a written termination notice to Tenant (which notice may be the notice given under Section 15.1 above, if applicable, and which notice shall be in lieu of any notice required by O.R.S.
Section 105.120 or any other

Oregon law) and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

               15.2.1.1 Repossession. Following termination, without prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings, or other procedures permitted by applicable law, as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

               15.2.1.2 Unpaid Rent. Landlord shall have all the rights and remedies of a landlord provided by Applicable Law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (a) and
(b) above, shall be computed at the Applicable Interest Rate, and as used in (c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          15.2.2 Continuation. Even though an Event of Default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease allowed by law ("lessor" may continue the Lease in effect after "lessee's" breach and abandonment and recover Rent as it becomes due) to recover Rent as it becomes due. Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. In the event that Landlord elects to relet the Premises, the rent that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent and Tenant's Share of Operating Expenses (including Real Property Taxes); second, all costs, including maintenance, incurred by Landlord in reletting; and, third, Base Rent and Tenant's Share of Operating Expenses (including Real Property Taxes) under this. Lease. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event, and notwithstanding anything in Section 16 to the contrary, shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this Lease, the rent received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including maintenance, which Landlord incurred in reletting the Premises that remain after applying the rent received from reletting as provided hereinabove. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Applicable Interest Rate from the date of such expenditure. Landlord shall have no duty to relet the Premises so long as it has other unleased space available in the Project.

     15.3 Cumulative. Each right and remedy of Landlord provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

16. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublet or otherwise transfer, whether voluntarily or involuntarily or by operation of law, the Premises or any part thereof without Landlord's prior written approval, which shall not be unreasonably withheld; provided, however, Tenant agrees it shall be reasonable for Landlord to disapprove of a requested sublease or assignment, if the proposed subtenant or assignee does not have a tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied) equal to or greater than that of Tenant as of the date of the Lease as shown in the financial information provided to Landlord, or if the proposed subtenant or assignee is currently a tenant in any other space leased by Landlord or if such proposed subtenant or assignee is in the process of negotiation with Landlord to lease other space owned or managed by Landlord. The merger of Tenant with any other entity in which Tenant does not retain a controlling ownership or beneficial interest or the transfer of any controlling or managing ownership or beneficial interest in Tenant, or the assignment of a substantial portion of the assets of Tenant, whether or not located at the Premises, shall constitute an assignment hereunder. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thereof with copies of all related documents and agreements associated with the assignment or sublease, including without limitation, the financial statements of any proposed assignee or subtenant, forty-five (45) days prior to the anticipated effective date of the assignment or sublease. Tenant shall pay Landlord's reasonable attorneys' fees incurred in the review of such documentation plus an administrative fee of Five Hundred Dollars ($500.00) for each proposed transfer. Landlord shall have a period of thirty (30) days following receipt of such notice and all related documents and agreements to notify Tenant in writing of Landlord's approval or disapproval of the proposed assignment or sublease. If Landlord fails to notify Tenant in writing of such election, Landlord shall be deemed to have disapproved such assignment or subletting. This Lease may not be assigned by operation of law. If the proposed assignment or sublease is for substantially the remainder of the Term, Landlord may terminate the Lease (or in the case of a partial sublease, terminate the Lease with respect to the portion of the Premises proposed to be subject to the sublease) by giving written notice to Tenant within such thirty (30) day period. Any purported assignment or subletting contrary to the provisions hereof shall be void and shall constitute an Event of Default hereunder. If Tenant receives rent or other consideration for any such transfer in excess of the Rent, or in case of the sublease of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion, after appropriate adjustments to assure that all other payments required hereunder are appropriately taken into account, Tenant shall pay Landlord one hundred percent (100%) of the difference between each such payment of rent or other consideration and the Rent required hereunder. Landlord may, without waiving any rights or remedies, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence. Such acceptance of Rent shall in no event be deemed to imply that Landlord is approving a subtenant or assignee which Landlord has not approved in writing pursuant to the requirements of this Section 16. Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment had been made. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to the Lease by assignees of Tenant without notifying Tenant or any successor of Tenant and without obtaining their consent. No permitted assignment (but excluding a permitted sublease) shall be effective until there has been delivered to Landlord a counterpart of the assignment instrument in which the assignee agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the Premises and for the performance of all the terms and provisions of this Lease relating thereto arising on or after the date of the transfer.

17. ESTOPPEL, ATTORNMENT AND SUBORDINATION

     17.1 Estoppel. Within ten (10) days after written request by Landlord, Tenant shall deliver an estoppel certificate duly executed (and acknowledged if required by any lender), substantially in the form attached hereto as Exhibit H, or in such other form as may be acceptable to the lender, which form may include some or all of the provisions contained in Exhibit H, to any proposed mortgagee, purchaser or Landlord. Tenant's failure to deliver said statement in such time period shall be an Event of Default hereunder and shall be conclusive upon Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (c) no more than one month's Base Rent has been paid in advance. If any financier should require that this Lease be amended (other than in the description of the Premises, the term, the Permitted Use, the Rent or as will substantially, materially or adversely affect the rights of Tenant), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten (10) days after the receipt of Landlord's notice, execute and deliver to Landlord the tendered Lease supplement. If Tenant fails to deliver to Landlord the tendered Lease supplement within ten (10) days after receipt of Landlord's notice, Tenant shall be deemed to have given Landlord a power of attorney to execute such supplement on behalf of Tenant.

     17.2 Subordination. This Lease shall be subject and subordinate to all ground leases, master leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or the Project or Landlord's interest therein, and all amendments thereto, provided that Tenant receives a Subordination, Nondisturbance and Attornment Agreement ("SNDA") in the form attached hereto as Exhibit I (or such other form as may be commercially reasonable which form may include some or all of the provisions contained in
Exhibit I, so long as such form of SNDA includes a non-disturbance agreement in favor of Tenant) or as otherwise may be required by the applicable lender, ground lessee and/or master lessor (so long as such documentation includes a non-disturbance agreement in favor of Tenant). If requested, Tenant shall execute and deliver to Landlord within ten (10) days after Landlord's request whatever documentation that may reasonably be required to further effect the provisions of this paragraph including an SNDA in the form attached hereto as
Exhibit I (or such other form as may be commercially reasonable which form may include some or all of the provisions contained in Exhibit I, so long as such form of SNDA includes a non-disturbance agreement in favor of Tenant) or as otherwise may be required by the applicable lender, ground lessee and/or master lessor (so long as such documentation includes a non-disturbance agreement in favor of Tenant).

     17.3 Attornment. Tenant hereby agrees that Tenant will recognize as its landlord under this Lease and shall attorn to any person succeeding to the interest of Landlord in respect of the land and the buildings governed by this Lease upon any foreclosure of any mortgage upon such land or buildings or upon the execution of any deed in lieu of foreclosure in respect to such deed of trust. If requested, Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for herein; provided, however, that no such beneficiary or successor-in-interest shall be bound by any payment of Base Rent for more than one (1) month in advance, or any amendment or modification of this Lease made without the express written consent of such beneficiary where such consent is required under applicable loan documents.

18. MISCELLANEOUS

     18.1 General

          18.1.1 Entire Agreement. This Lease sets forth all the agreements between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.

          18.1.2 Time of Essence. Time is of the essence of this Lease.

          18.1.3 Attorneys' Fees. In any action or proceeding which either party brings against the other to enforce its rights hereunder, the nonprevailing party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees, which amounts shall be a part of the judgment in said action or proceeding.

          18.1.4 Severability. If any provision of this Lease or the application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

          18.1.5 Law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

          18.1.6 No Option. Submission of this Lease to Tenant for examination or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for, the Premises; and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

          18.1.7 Successors and Assigns. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and, subject to compliance with the terms of Section 16, Tenant.

          18.1.8 Third Party Beneficiaries. Nothing herein is intended to create any third party benefit.

          18.1.9 Memorandum of Lease. On or before fifteen (15) business days following a written request by either Landlord or Tenant, the parties agree to execute and record a short form memorandum of this Lease, in a recordable form reasonably acceptable to Landlord and Tenant. Within five (5) business days following the expiration or earlier termination of this Lease, Tenant shall execute (and have properly notarized) and deliver to Landlord a Quitclaim Deed, in recordable form, quitclaiming, terminating and forever surrendering any and all right, title or interests Tenant may have in or to the Premises.

          18.1.10 Agency, Partnership or Joint Venture. Nothing contained herein nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any relationship other than the relationship of landlord and tenant.

          18.1.11 Merger. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

          18.1.12 Headings. Section headings have been inserted solely as a matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein.

          18.1.13 Security Measures. Tenant hereby acknowledges that Landlord shall have no obligation to provide a guard service or other security measures whatsoever. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

     18.2 Signs. All signs and graphics of every kind visible in or from public view or corridors, the Common Areas or the exterior of the Premises (whether located inside or outside of the Premises) shall be subject to Landlord's prior written approval (not to be unreasonably withheld) and shall be subject to the CC&Rs and any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's signage program (if any). Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises; and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal.

     18.3 Waiver. No waiver of any default or breach hereunder shall be implied from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing. No waiver by either party of any provision under this Lease shall be effective unless in writing and signed by such party. No waiver shall affect any default other than the default specified in the waiver and then such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same.

     18.4 Financial Statements. Tenant shall provide, and cause each Guarantor, if applicable, to provide to any lender, any purchaser of the Building and/or the Project or Landlord, within ten (10) days after request, a current, accurate, audited (or reviewed and certified by Tenant) financial statement for Tenant and Tenant's business and financial statements for Tenant and Tenant's business for each of the three (3) years prior to the current financial statement year prepared under generally accepted accounting principles consistently applied. Tenant shall also provide within said 10-day period such other financial information as may be reasonably required by Landlord, any purchaser of the Building and/or the Project or any lender; Landlord shall keep or cause to be kept all such financial information strictly confidential.

     18.5 Limitation of Liability. The obligations of Landlord under this Lease are not personal obligations of the individual partners, members, managers, directors, officers, shareholders, agents or employees of Landlord; and, subject to this Section 18.5, Tenant shall look solely to the Building and the Land for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest, Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder and the transferee of Landlord's interest shall assume all liabilities and obligations of Landlord hereunder from the date of such transfer, provided, however, Landlord shall remain liable for any unperformed obligations arising prior to the date of such transfer.

     18.6 Notices. All notices to be given hereunder shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or delivered by personal or courier delivery, or sent by facsimile, electronically confirmed, (immediately followed by one of the preceding methods), to Landlord's Address and Tenant's Address, or to such other place as Landlord or Tenant may designate in a written notice given to the other party. Notices shall be deemed served upon the first attempted delivery by the U.S. Postal Service, the courier or a recognized overnight delivery service, or upon receipt of the facsimile prior to 5 p.m. on any business day, or, if after 5 p.m., on the next business day.

     18.7 Brokerage Commission. Landlord shall pay a brokerage commission to Landlord's Broker specified in the Basic Lease Information in accordance with a separate agreement between Landlord and Landlord's Broker. Landlord shall have no further or separate obligation for payment of any commissions or fees to any other broker or finder. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord, Landlord's Broker and Tenant's Broker specified in the Basic Lease Information, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant. Any commissions or fees payable to Tenant's Broker with respect to this transaction shall be paid by Landlord's Broker, and Landlord and Tenant shall have no obligation with respect thereto. Subject to the foregoing, Tenant agrees to indemnify and hold Landlord harmless from any claims or liability, including reasonable attorneys' fees, in connection with a claim by any person for a real estate broker's commission, finder's fee or other compensation based upon any statement, representation or agreement of Tenant, and Landlord agrees to indemnify and hold Tenant harmless from any such claims or liability, including reasonable attorneys' fees, based upon any statement, representation or agreement of Landlord.

     18.8 Authorization. Each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant and that such execution is binding upon Tenant.

     18.9 Holding Over: Surrender

          18.9.1 Holding Over. If Tenant holds over the Premises or any part thereof after expiration of the Term, such holding over shall, at Landlord's option, constitute a month-to-month tenancy, at a rent equal to one hundred fifty percent (150%) of the Base Rent in effect immediately prior to such holding over and shall otherwise be on all the other terms and conditions of this Lease. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant fails to surrender the Premises upon expiration or earlier termination of this Lease, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys' fees and brokerage commissions.

          18.9.2 Surrender. Upon the expiration or earlier termination of this Lease, Tenant shall repair any damage to and restore the condition of the Premises in accordance with Section 10.2. Tenant shall surrender the Premises, together with all keys, to Landlord broom clean and in as good a condition as when received, ordinary wear and tear and damage by fire or casualty excepted. In addition, Tenant shall remove any and all debris from the Common Area caused by Tenant and surrender any portion of the Common Area regularly used by Tenant broom clean and in as good a condition as when Tenant's use thereof commenced, ordinary wear and tear and damage by fire or casualty excepted. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

     18.10 Joint and Several. If Tenant consists of more than one person, the obligation of all such persons shall be joint and several.

     18.11 Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

     18.12 Auctions. Tenant shall not conduct, nor permit to be conducted, any auction upon the Premises without Landlord's prior written consent. Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

     18.13 Consents. Except as otherwise provided elsewhere in this Lease, Landlord's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Tenant for any Landlord consent, including but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Material, shall be paid by Tenant upon receipt of an invoice and supporting documentation therefor. Landlord's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Event of Default or breach by Tenant of this Lease exists, nor shall such consent be deemed a waiver of any then existing Event of Default or breach, except as may be otherwise specifically stated in writing by Landlord at the time of such consent. Except as otherwise set forth herein, the failure to specify herein any particular condition to Landlord's consent shall not preclude the imposition by Landlord at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

     18.14 Force Majeure. "Force Majeure" as used herein means delays resulting from causes beyond the reasonable control of the other party, including, without limitation, any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any private party or governmental agency having jurisdiction over any portion of the Project, over the construction anticipated to occur thereon or over any uses thereof, or by delays in inspections or in issuing approvals by private parties or permits by governmental agencies, or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Premises), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockage, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, discovery of hazardous or toxic materials, earthquake, or other natural disaster, delays caused by any dispute resolution process, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

     18.15 Mortgagee Protection. Tenant agrees to give any holder of any mortgage or deed of trust secured by the Real Property, by registered or certified mail or nationally recognized overnight delivery service, a copy of any notice of default served upon the Landlord by Tenant, provided that, prior to such notice, Tenant has been notified in writing (by way of service on Tenant of a copy of assignment of rents and leases or otherwise) of the address of such holder of a mortgage or deed of trust. Tenant further agrees that if Landlord shall have failed to cure such default within thirty (30) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such thirty (30) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the holder of any mortgage or deed of trust shall have an additional sixty (60) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such holder of any mortgage or deed of trust has commenced within such sixty (60) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default). Notwithstanding the foregoing, in no event shall any holder of any mortgage or deed of trust have any obligation to cure any default of the Landlord.

     l8.l6 Hazardous Substance Disclosure. Gasoline and other automotive fluids, asbestos containing materials, maintenance fluids, copying fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items may be present on the project. Gasoline and other automotive fluids are found in the garage and parking areas of the Project. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Building are found in the utility areas of the Building not generally accessible to Building occupants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks, and office equipment that may contain Hazardous Materials. Certain adhesives, paints and other construction materials and finishes used in portions of the Building may contain Hazardous Materials. The Building may from time to time be exposed to tobacco smoke. Building occupants and other persons entering the Building from time to time may use or carry prescription and non-prescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some of which may contain Hazardous Materials. By its execution of this Lease, Tenant acknowledges the notice set forth hereinabove.

     18.17 ADA Compliance. Notwithstanding Section 1.1 above, Landlord warrants to Tenant that on the Commencement Date, the Premises (including any improvements constructed by Landlord pursuant to the Work Letter) shall comply with the requirements of the Americans with Disabilities Act [42 U.S.C. Section 12101 et seq.] ("ADA") as in effect and promulgated on the Commencement Date (the "ADA Warranty"). The ADA Warranty shall not apply to any improvements or alterations made by or at the request of Tenant (except as specifically set forth in the Work Letter). Except as otherwise provided in this Lease, if the Premises do not comply with the ADA Warranty, promptly after Landlord's receipt of written notice from Tenant given within six (6) months after the Commencement Date specifying in detail the nature and extent of such non-compliance, Landlord, at Landlord's sole cost and expense, shall take such action as is reasonably necessary to remedy such non-compliance.

     18.18 Addenda. The Addenda attached hereto, if any, and identified with this Lease are incorporated herein by this reference as if fully set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.


"Landlord"                              "Tenant"

CATELLUS DEVELOPMENT CORPORATION,       SYNETICS SOLUTIONS INC.,
a Delaware corporation                  an Oregon corporation


By: Catellus Commercial Group, LLC,     By: /s/ Koki Nakamura
    a Delaware limited liability            ------------------------------------
    company                             Name: KOKI NAKAMURA
Its: Duly Authorized Agent              Its: CEO


By: /s/ TWA                             Date:
    ---------------------------------         ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


Date: 12-20-00                          By: /s/ GREG MARVELL
                                            ------------------------------------
                                        Name: GREG MARVELL
                                        Its: PRESIDENT

                                        Date: 12/9/00

                                ADDENDUM TO LEASE

     THIS ADDENDUM TO LEASE ("Addendum") is attached to and constitutes an integral part of the Lease between CATELLUS DEVELOPMENT CORPORATION, as Landlord, and SYNETICS SOLUTIONS, INC., Inc., as Tenant. The terms of this Addendum shall be incorporated in the Lease for all purposes. In the event of a conflict between the provisions of the Lease and the provisions of this Addendum, this Addendum shall control.

     The following new Section is hereby added to the Lease which state in their entirety as follows:

     19. Option to Extend Provided (i) Tenant is not in default under the terms of this Lease at the time this renewal option is exercised or at the commencement of the Extension Term (as hereinafter defined), (ii) Tenant is occupying at least ninety percent (90%) of the Premises, including any expansion space, and (iii) Landlord has not given more than two (2) notices of default in any twelve (12) month period for nonpayment of monetary obligations, Tenant shall have the option to renew this Lease for an additional period of sixty (60) months ("Extension Term"). The Extension Term shall be on all the terms and conditions of this Lease, except that Landlord shall have no additional obligation for free rent, leasehold improvements or for any other tenant inducements for the Extension Term. Base Rent during the Extension Term shall be equal to the Base Rent set forth in the Basic Lease Information for one hundred twenty-first (121st) month through the one hundred eightieth (180th) month of the Lease Term and the Security Deposit will be increased to reflect any increase in Base Rent payable under the Lease. There shall be no additional extension terms beyond the Extension Term set forth herein. Tenant must exercise its option to extend this Lease by giving Landlord written notice of its election to do so no later than one hundred eighty (180) nor earlier than three hundred sixty (360) days prior to the end of the initial Term (i.e. the last day of the one hundred twentieth (120th) month). Any notice not given in a timely manner, shall be void, and Tenant shall be deemed to have waived its extension rights. The extension option set forth herein is personal to Tenant and shall not be included in any assignment of this Lease.


T.A.                                    K.N.
-------------------------------------   ----------------------------------------
Landlord's Initials                     Tenant's Initials

                                    CATELLUS

                        (SOUTHSHORE CORPORATE PARK PLAN)

                                   EXHIBIT A-1

                                   (SITE PLAN)

                                   EXHIBIT A-2

                                    EXHIBIT B

                                   WORK LETTER

     THIS WORK LETTER ("Work Letter") is entered into as of this ____ day of December, 2000, by and between CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation ("Landlord"), and SYNETICS SOLUTIONS INC., an Oregon corporation ("Tenant").

                                    RECITALS:

     A. Landlord and Tenant have entered into that certain Multi-Tenant Industrial Triple Net Lease (the "Lease") dated as of the date hereof, covering certain premises (the "Premises") more particularly described in the Lease. This Work Letter is attached to the Lease as Exhibit B. The Lease is hereby incorporated into this Work Letter by this reference. Capitalized terms not defined in this Work Letter shall have the meanings given to such terms in the Lease.

     B. In consideration of the mutual covenants contained in the Lease and this Work Letter, Landlord and Tenant hereby agree as follows:

                                   AGREEMENT:

     1. Definitions. As used in this Work Letter and in the Lease, the term "Shell" shall mean the completed concrete, precast industrial building containing approximately 180,000 square feet of floor area (the "Building") of which the Premises is a part, excluding the Tenant Improvements (as hereinafter defined). As used in this Work Letter and in the Lease, the term "Tenant Improvements" shall mean those certain improvements to be constructed in the Premises set forth on the "Final Plans" (defined in Section 5(c) of this Work Letter). As used in this Work Letter and in the Lease, "Improvements" shall mean the Shell and the Tenant Improvements. The construction and installation of the Tenant Improvements is sometimes referred to herein as the "Work".

     2. Completion of Improvements. Subject to the terms of the Lease and this Work Letter and any "Tenant Delay" or "Force Majeure Delay" as provided herein, Landlord shall use its commercially reasonable and diligent efforts to cause the "Contractor" (defined in Section 7 of this Work Letter) to complete the construction and installation of the Tenant Improvements in accordance with the terms of this Work Letter.

     3. Designation of Representatives. With respect to the planning, design and construction of the Tenant Improvements, Landlord hereby designates Dan Marcus, Jeffrey Lee and Bill Schmitt as "Landlord's Representatives" and Tenant hereby designates Phil Coons and Steve Burchett as "Tenant's Representatives". Tenant hereby confirms that Tenant's Representatives have full authority to act on behalf of and to bind Tenant with respect to all matters pertaining to the planning, design and construction of the Tenant Improvements. Landlord hereby confirms that Landlord's Representatives have limited authority to act on behalf of Landlord with respect to matters pertaining to the planning, design and construction of the Improvements. Either party may change its designated representative upon five (5) days prior written notice to the other party.

     4. Architect. Deutsch & Associates ("Architect") shall act as the architect with respect to the design and construction of the Tenant Improvements. Landlord has previously provided to Tenant, and Tenant has approved, the form of contract to be entered into with Architect for such services (the "Architect Contract"). The parties acknowledge and agree that the Architect Contract entered into with the Architect will obligate the Architect to issue to both Landlord and Tenant an architect's certificate ("Architect's Certificate") upon substantial completion of the Tenant Improvements certifying the substantial completion of the Improvements in accordance with the Final Plans. Landlord reserves the right to retain a development consultant to assist Landlord in performing its obligations

                                    EXHIBIT B
under this Work Letter and under the Lease. All costs associated with any such developer shall be included within the cost of the Work.

     5. Improvement Plans

          (a) Preliminary Plans. Attached hereto are the following preliminary plans, base building specifications and preliminary scope of work for the Tenant Improvements (collectively, the "Preliminary Plans"), which have been reviewed and approved by Landlord and Tenant: (i) Schedule 1 is a Tenant Improvement Site Plan; (ii) Schedule 2 is the "Base Building Specifications" for the Shell of the Building; and Schedule 3 is the Preliminary Scope of Work Outline for Tenant Improvements.

          (b) Final Plans. Within ten (10) business days following the Effective Date of the Lease, the parties shall agree upon final plans and specifications and the final scope of Landlord's work related to the Tenant Improvements ("Final Plans") which shall be consistent with the Preliminary Plans, except for the changes, if any, mutually agreed to be made thereto by the parties. Included in the Final Plans will be the civil, architectural and structural plans for the Tenant Improvements. The Final Plans shall not include any equipment to be located or installed in the Premises in accordance with Section 10.2 of the Lease. When the Final Plans have been approved by Tenant and Landlord, Architect shall submit the Final Plans to the appropriate governmental agency for plan checking and the issuance of building permit for the Tenant Improvements. Architect shall make any and all changes to the Final Plans required by any applicable governmental entity to obtain a building permit for the Tenant Improvements.

          (c) Work Cost Estimate. Prior to the commencement of construction of any of the Tenant Improvements, Landlord shall submit to Tenant a written estimate of the cost to complete the Tenant Improvements, which written estimate will be based upon the Final Plans taking into account any modifications which may be required to reflect changes in the Final Plans required by the appropriate governmental authorities in connection with the issuance of a building permit (the "Work Cost Estimate"). Tenant hereby acknowledges that Tenant has previously reviewed and approved that portion of the Tenant Improvement costs Telated to the construction of the 300' demising wall and the installation of an additional 2,000 Amps of electrical service to the Premises, all as more particularly set forth in that certain letter agreement between Landlord and Tenant dated November 15, 2000 which is attached hereto as Schedule 5, and that such costs shall be included in the Work Cost Estimate, in addition to the other costs related to the construction of the Tenant Improvements. Tenant will either approve the Work Cost Estimate, or disapprove specific items, and submit to Landlord revisions to the Final Plans in the form of a Change Order. Submission and approval of the Work Cost Estimate will proceed in accordance with the work schedule provided by Landlord. Upon Tenant's approval of the Work Cost Estimate (the "Work Cost Statement"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement. If the total costs reflected in the Work Cost Statement exceed the Allowance (as such term is defined in Section 9 below), Tenant shall pay such excess to Landlord in cash or by wire transfer of funds, within ten (10) days after Tenant's approval of the Work Cost Statement.

          (d) No Representations. Notwithstanding anything to the contrary contained in the Lease or herein, Landlord's participation in the preparation of the Preliminary Plans, the Final Plans, the cost estimates for the Improvements and the construction thereof shall not constitute any representation or warranty, express or implied, that the Improvements, if built in accordance with the Preliminary Plans and/or the Final Plans, will be suitable for Tenant's intended purpose. Tenant acknowledges and agrees that the Improvements are intended for use by Tenant and the specifications and design requirements for such Improvements are not within the special knowledge or experience of Landlord. Landlord's sole obligation shall be to arrange the construction of the Improvements in accordance with the requirements of the Final Plans; and any additional costs or expense required for the modification thereof to more adequately meet Tenant's use, whether during or after Landlord's construction thereof, shall be borne entirely by Tenant except as otherwise provided in this Work Letter. Notwithstanding the foregoing, Landlord agrees to assign to Tenant on a non-exclusive basis the benefit of all construction and architectural warranties pertaining to the Tenant Improvements to the extent that they do not relate to structural or other portions of the Improvements that Landlord is required to maintain and repair under the Lease.

     6. Change Orders. After the parties approve the Final Plans and a building permit for the Tenant Improvements is issued, any further changes to the Final Plans shall require the prior written approval of Tenant and

                                    EXHIBIT B

Landlord (not to be unreasonably withheld or delayed), provided that Landlord shall not need the consent or approval of Tenant for changes to the Final Plans that do not affect the Tenant Improvements and/or the Premises or materially alter the character of the Building. If Tenant desires any change in the Final Plans relative to the Tenant Improvements which is reasonable and practical (which shall be conclusively determined by the Architect), such changes may only be requested by the delivery to Landlord by Tenant of a proposed written "Change Order" specifically setting forth the requested change. Landlord shall have five
(5) business days from the receipt of the proposed Change Order to provide Tenant with the Architect's disapproval of the proposed change stating the reason(s) for such disapproval, or if the Architect approves the proposed change, the following items: (i) a summary of any increase in the cost caused by such change (the "Change Order Cost"), (ii) a statement of the number of days of any delay caused by such proposed change (the "Change Order Delay"), and (iii) a statement of the cost of the Change Order Delay (the "Change Order Delay Expense"), which Change Order Delay Expense shall be the product of the number of days of delay multiplied by the estimated daily Base Rent rate. Tenant shall then have three (3) business days to approve the Change Order Cost, the Change Order Delay and the Change Order Delay Expense. If Tenant approves these items, Tenant shall pay to Landlord the Change Order Cost and Change Order Delay Expense within two (2) business days after Tenant's approval thereof, and Landlord shall promptly following receipt of such payment execute the Change Order and cause the appropriate changes to the Final Plans to be made. If Tenant fails to respond to Landlord within said three (3) business day period, the Change Order Cost, the Change Order Delay and the Change Order Delay Expense shall be deemed disapproved by Tenant and Landlord shall have no further obligation to perform any Work set forth in the proposed Change Order. The Change Order Cost shall include all costs associated with the Change Order, including, without limitation, architectural fees, engineering fees and construction costs, as conclusively determined by the Architect and the Contractor (defined in Section 7), respectively, together with a five percent (5%) fee of these costs as reimbursement for the expense of administration and coordination of such Change Order by Landlord's Representative. The Change Order Delay shall include all delays caused by the Change Order, including, without limitation, all design and construction delays, as conclusively determined by the Architect and the Contractor (defined in Section 7), respectively.

     7. Contractor. McCormack Pacific, a contractor selected by Landlord and approved by Tenant ("Contractor"), shall be used to construct the Tenant Improvements.

     8. Construction of the Improvements. Landlord shall enter into a construction contract with the Contractor on a form reasonably acceptable to Landlord ("Construction Contract") for the construction and installation of the Tenant Improvements in accordance with the Final Plans; provided, however, the Construction Contract shall contain substantially the same provisions set forth on Schedule 3 attached to this Work Letter and incorporated herein by this reference.

     9. Payment for Cost of the Tenant Improvements.

          (a) Allowance. Landlord hereby grants to Tenant a tenant improvement allowance for the work related to the Tenant Improvements described on the Final Plans of One Hundred Seventy Nine Thousand Seven Hundred Twenty Dollars ($179,720.00) (the "Allowance"). The Allowance may be used only for the following costs approved by Landlord:

               (i) Payment of the cost of preparing the Preliminary Plans relative to the Tenant Improvements (including, without limitation, Architect's costs under the Architect Contract) and the Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Final Plans.

               (ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

               (iii) Construction of the Tenant Improvements as provided in the Final Plans, including without limitation, the following:

                    (aa) Installation within the Premises of all partitioning, demising walls, doors, floor coverings, ceilings, wall coverings and painting and similar items;

                                    EXHIBIT B

                    (bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises including, without limitation, any electrical distribution work;

                    (cc) The furnishing, installation and screening of all HVAC units, duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises;

                    (dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

                    (ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

                    (ff) All plumbing, fixtures, pipes and accessories necessary for the Premises;

                    (gg) Testing and inspection costs; and

                    (hh) Fees for the Contractor and tenant improvement coordinator including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Tenant Improvements.

               (iv) The payment of interest and reasonable loan fees incurred in connection with the Project Loan (defined in Section 11).

               (v) An administrative and coordination fee charged by Landlord against the Allowance equal to five percent (5%) of the total cost to complete the design, permit process and construction of the Tenant Improvements.

          In no event will the Allowance be used to pay for Tenant's moving expenses or for furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.

          (b) Costs in Excess of Allowance. The cost of each item referenced in
Section 9(a) above shall be charged against the Allowance. If the cost of constructing the Tenant Improvements exceeds the Allowance, such Costs shall be paid for by Tenant to the extent not already paid for in connection with Tenant's approval of the Work Cost Estimate within ten (10) days after written demand from Landlord.

          (c) Unused Allowance Amounts. Any unused portion of the Allowance upon completion of the Tenant Improvements will not be refunded to Tenant or monies to which Tenant is entitled.

     10. Payment for Cost of the Shell. Landlord shall pay the cost of designing and constructing the Shell as provided in the Final Plans.

     11. Financing of Construction of Improvements. Landlord may elect to finance the construction of the Improvements with the proceeds of a loan ("Project Loan") from a third party lender ("Lender") at the then prevailing market rate and market terms for similar projects. The documents securing or given in connection with the Project Loan; if any, are herein collectively called "Loan Documents." Any Project Loan may be secured by the lien of a deed of trust encumbering the Land and Improvements. Tenant agrees to execute and/or provide all documents reasonably required by any Lender in connection with any Project Loan, including, without limitation, estoppel certificates, subordination agreements (subject to a commercially reasonable non-disturbance agreement), consents to the assignment of this Agreement, written confirmation of the satisfaction of closing conditions, and evidence of the due execution, validity and enforceability of this Agreement. The costs of any Project Loan shall be included within the cost of the Allowance for purposes of the provisions of this Work Letter.

                                    EXHIBIT B

     12. Commencement of Lease. Notwithstanding any provision to the contrary contained in this Work Letter, Tenant's obligation to pay Rent, independent and irrespective of whether the Tenant Improvements have been substantially completed, shall be governed in accordance with Section 2.1 of the Lease.

     13. Tenant Delays; Force Majeure Delays. As used herein, "Tenant Delays" means any delay in the completion of the Improvements resulting from any or all of the following: (1) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter, including Tenant's failure to process timely the building permit for the Tenant Improvements and any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to this Work Letter, including Tenant's failure to grant approvals and/or make payments within the time frames described herein; (2) Tenant's requested modifications to the Preliminary Plans, the Final Plans or any Tenant-initiated Change Orders; (3) Tenant's request for materials, finishes, or installations which are not readily available, (4) any delay in any way whatsoever arising from Tenant's right to conduct "Inspections" under Section 14 below, (5) Change Order Delays, (6) any delay due to Tenant's failure to timely approve fee plans and specifications and/or the budget related to the Tenant Improvements, or (7) any other act or failure to act by Tenant, Tenant's Representative, Tenant's Architect, Tenant's employees, agents, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant. "Force Majeure Delays" as used herein means delays resulting from causes beyond the reasonable control of Landlord or the Contractor, including, without limitation, any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any private party or governmental agency having jurisdiction over any portion of the project, over the construction of the Improvements or over any uses thereof, or by delays in inspections or in issuing approvals by private parties or permits by governmental agencies, or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Improvements), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockage, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, discovery of hazardous or toxic materials, earthquake, or other natural disaster, delays caused by any dispute resolution process, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

     14. Tenant's Inspection Rights. Landlord shall schedule and attend monthly progress meetings, walkthroughs and any other meetings with the Architect, the Contractor and Tenant to discuss the progress of the construction of the Tenant Improvements ("Meetings"). Landlord shall give Tenant at least twenty-four (24) hours prior notice (written or telephonic) of all such Meetings. Tenant shall designate in writing the person or persons appointed by Tenant to attend the Meetings and such designated party shall be entitled to be present at and to participate in the discussions during all Meetings; but Landlord may conduct the Meetings even if Tenant's appointees are not present. Tenant or its agents shall have the right at any and all reasonable times to conduct inspections, tests, surveys and reports of work in progress ("Inspections") for the purpose of reviewing whether the Tenant Improvements are being constructed in accordance with the Final Plans, as amended by any approved Change Orders or other agreed upon changes. Tenant agrees to protect, hold harmless and indemnify Landlord from all claims, demands, costs and liabilities (including reasonable attorneys' fees) arising from Tenant's or Tenant's agents entry onto the Land for the purpose of conducting Inspections.

     15. Walk-Through and Punch List. Upon the issuance of the Architect's Certificate pursuant to Section 4 above, Tenant, Landlord, the Architect shall jointly conduct a walk-through of the Tenant Improvements and shall jointly prepare a punch list ("Punch List") of items needing additional work ("Punch List Items"); provided, however, the Punch List shall be limited to items which are required by the Construction Contract, the Final Plans, Change Orders and any other changes agreed to by the parties.

     16. Miscellaneous Construction Covenants.

          (a) Coordination with Lease. Nothing herein contained shall be construed as (i) constituting Tenant as Landlord's agent for any purpose whatsoever, or (ii) a waiver by Landlord or Tenant of any of the terms or provisions of the Lease. Any default by either party with respect to any portion of this Work Letter, shall be deemed a breach of the Lease for which Landlord and Tenant shall have all the rights and remedies as in the case of a breach of the Lease by the other party.

                                    EXHIBIT B

          (b) Cooperation. Landlord and tenant agree to cooperate with one another and to cause their respective employees, agents and contractors to cooperate with one another to coordinate any work being performed by Landlord and/or Tenant under this Work Letter, and their respective employees, agents and contractors so as to avoid unnecessary interference and delays with the completion of the Work.

     17. No Representations. Landlord does not warrant that the Building or any component thereof will be free of latent defects or that it will not require maintenance and/or repair within any particular period of time, except as expressly provided herein. Tenant acknowledges and agrees that it shall rely solely on the warranty or guaranty, if any, from Contractor, Architect or other material and/or service providers relative to the proper design and construction of the Improvements or any component thereof. Notwithstanding the foregoing, Landlord represents and warrants to Tenant that the construction of the Tenant Improvements shall be completed in a lien-free condition and workmanlike manner.

     IN WITNESS WHEREOF, this Work Letter is executed as of the date first written above.

"Landlord"                              "Tenant"

CATELLUS DEVELOPMENT CORPORATION,       SYNETICS SOLUTIONS INC,
a Delaware corporation                  an Oregon corporation


By: Catellus Commercial Group, LLC,     By: /s/ Koki Nakamura
    a Delaware limited liability            ------------------------------------
    company                             Name: KOKI NAKAMURA
    Its: Duly Authorized Agent          Its: CEO

                                        Date: __________________________________
    By: /s/ TWA
        -----------------------------
    Name:                               By: /s/ Greg Marvell
          ---------------------------       ------------------------------------
    Title:                              Name: GREG MARVELL
           --------------------------   Its: PRESIDENT

Date: 12-20-00                          Date: 12/9/00

                                    EXHIBIT B

                       (BASE BUILDING SPECIFICATION PLAN)


                                   SCHEDULE 1
                                       to
                                   EXHIBIT "B"

                             SCHEDULE 2 to EXHIBIT B

                          BASE BUILDING SPECIFICATIONS

Building Size:                   180,000 SF (300x600)
Clear Height:                    30' clear
Number of Dock Doors:            (62)9'-0"xl0'0"
Number of Drive-in Doors:        (8)12'0"xl4'0"
Concrete Slab:                   6" thick 4,000 psi
Concrete Dock Aprons:            6" thick
Fire Sprinkler System:           ESFR ready (.495/2,000)
Heating:                         Freeze Protection
Sanitary Sewer:                  4"
Roof lnsulation:                 R-19
Over-Door Protection:            Z metal
Column Spacing (Steel Column):   50' x 50'
Smoke Vents:                     75 vents; 1 sf vent/75 sf bldg.

                             SCHEDULE 2 to EXHIBIT B

                             SCHEDULE 3 to EXHIBIT B

            PRELIMINARY SCOPE OF WORK OUTLINE FOR TENANT IMPROVEMENTS

SCOPE OF LANDLORD'S WORK. THE FOLLOWING ITEMS SHALL BE INCLUDED IN THE SCOPE OF WORK TO BE PERFORMED BY LANDLORD PURSUANT TO THE WORK LETTER:

1. Installation of a 300' demising wall and certain electrical work described in letter dated November 15, 2000 attached to the Work Letter as Schedule 5.

2.   3,000 square feet of first floor office per Final Plans.

3. Electrical distribution to equipment areas; Final electrical hook-up of equipment shall be the sole responsibility of Tenant.

4. Interior demising wall on Gridline E, powder coat staging area and outside receiving area.

5.   Permit and plan check fees.

6.   Testing and inspections.

ITEMS EXCLUDED FROM LANDLORD'S SCOPE OF WORK/TENANT IMPROVEMENTS. ALL ITEMS NOT EXPRESSLY INCLUDED IN LANDLORD'S SCOPE OF WORK ABOVE SHALL BE THE RESPONSIBILITY OF TENANT AND SHALL BE COMPLETED IN ACCORDANCE WITH SECTION 10 OF THE LEASE AND EXHIBIT G THERETO, INCLUDING, WITHOUT LIMITATION, THE FOLLOWING:

1. Architectural and engineering related to the Tenant Improvements including the structural, mechanical, electrical and plumbing components thereof.

2.   Manufacturing equipment and fixtures.

3.   Manufacturing equipment hookup.

                             SCHEDULE 3 to EXHIBIT B

                             SCHEDULE 4 to EXHIBIT B
                        CONSTRUCTION CONTRACT PROVISIONS

     1. Contractor's Warranty. Contractor shall warrant on behalf of itself, and its subcontractors, materialmen, suppliers and sureties, that all material and equipment incorporated into the Construction Contract will be new and free from any and all claims, liens and security interests of any third parties and that the work required thereunder ("Work") will be of good quality and free from defects (whether latent or patent) in workmanship and will conform to the requirements of the Contract Documents (as defined in the Construction Contract) and that the materials used in the Contractor's express warranty herein shall be in addition to, and not in lieu of, any other remedies Catellus may have under the Contract Documents, at law, or in equity for defective or nonconforming Work. No payment made by Catellus to Contractor, nor any acceptance, use or occupancy of the Project by Catellus or any other person, shall constitute acceptance of any defective Work or any Work not in compliance with the Contract Documents.

     2. Other Warranties. Contractor shall assemble and transmit to Catellus two complete copies in loose-leaf binders of all applicable warranties and operating and maintenance data for all equipment furnished under the Construction Contract, in sufficient detail to allow inspections, testing, operating and maintenance. All warranties procured by Contractor from its subcontractors and materialmen shall be properly executed on a form approved by Catellus and shall be submitted to Catellus prior to the final acceptance of the Work. Whenever possible, Contractor shall cause such warranties to be made directly to Catellus, or, if the same shall be made to Contractor, Contractor, if possible, shall assign the same to Catellus on request. The parties have agreed that Catellus may assign any such warranties at any time and in its sole discretion without the consent of Contractor. During the Correction Period (as defined below), upon written request from Catellus, such warranties as may not be assignable shall be enforced by Contractor for Catellus' benefit.

     3. Guaranty of Correction. As used herein, the term "Correction Period" shall mean the period from Substantial Completion (as defined in the Construction Contract) to the date one year after Substantial Completion, or, for any portion of the Work which is completed after Substantial Completion, one year after Final Completion (as defined in the Construction Contract). Contractor shall, to Catellus' reasonable satisfaction, (i) re-execute or otherwise remedy any parts of the Work that fail to conform with the requirements of the Contract Documents and any defects in the Work due to faulty materials or workmanship and that become apparent during the progress of the Work or during the Correction Period, and (ii) replace, repair or restore any other parts of the Project or the furniture, fixtures, equipment and other items placed therein (whether by Catellus or any other party) that are damaged or destroyed by any such parts of the Work that do not conform to the requirements of the Contract Documents or as a result of defects in the Work or the correction thereof. Contractor shall remove from the Project site portions of the Work and materials which are not in conformance with the Contract Documents and which are not either corrected by Contractor or accepted by Catellus. All such corrective work shall be performed at such times as are acceptable to Catellus and so as to avoid, to the extent practicable, disruption to the activities of Catellus or the occupants of the Project. The provisions of this Section shall apply to Work performed by subcontractors as well as work done directly by employees of Contractor.

     The cost to Contractor of performing any of its obligations under this Section shall be paid for by Contractor, and Contractor shall receive no reimbursement or compensation from Contractor for performing any such corrective work, and all such work shall be at no cost to Catellus. Contractor's obligations under this Section are in addition to and not in limitation of its express warranty above, or any other obligation of Contractor under the Contract Documents. Enforcement of Contractor's obligations under this Section shall be in addition to and not in limitation of any other right or remedy of Catellus under the Contract Documents or otherwise at law or in equity.

     Notwithstanding the foregoing provisions of this Section, Catellus may, at its option, by notice to Contractor, elect to accept nonconforming or defective Work instead of requiring its removal or correction, in which case the Contract Sum shall be reduced by an amount equal to the difference between the value to Catellus of the Work had it been in conformance with the Contract Documents, and the value to Catellus of such nonconforming or defective Work. Such election shall be exercised only by written notice to Contractor and shall not be implied by any action or inaction of Catellus.

                             SCHEDULE 4 to EXHIBIT B

     4. Warranties, Guaranties for Substitutions. In addition to the guarantee/warranties required on all materials, equipment and workmanship (which shall not be less than one year), Contractor and the material suppliers or equipment manufacturers, will provide the maximum available extended guarantee/warranty submitted on Contractor's business stationery and signed by both Contractor and the supplier and/or manufacturer for each substitution proposed by Contractor. In all cases in which a manufacturer's name, trade name or other proprietary designation is used in connection with materials or articles to be furnished under this Contract, whether or not the phrase "or equal" is used after such name, Contractor shall furnish the product of the named manufacturer(s) without substitution, unless a written request for a substitute has been submitted by Contractor and approved in writing by the Architect and Catellus.

                             SCHEDULE 4 to EXHIBIT B

                             SCHEDULE 5 TO EXHIBIT B

                                 (CATELLUS LOGO)

                                    CATELLUS

Date: November 15, 2000                                        DELIVERED BY HAND

To:   Phil Coons
      Synetics Solutions
      7440 SW Bonita Road
      Tigard, OR 97224

RE: Synetics Tenant Improvement to Building C(45,000sf)
    Southshore Corporate Park

Dear Phil:

We are submitting here with the cost estimate for the above referenced job.

DESCRIPTION:

     1. CONSTRUCTION OF A 300' LONG DEMISING WALL SPLITTING THE 90,000SF VACANT SPACE INTO TWO 45,000SF SPACES.

General Conditions                 $  4,800.00
Demolition/Patch                      5,000.00
Landscape Repair                      2,750.00
New Demising Wall                    27,000.00

     2. INSTALL ONE LAYER OF SHEETROCK TO THE VACANT SIDE OF THE EXISTING DEMISING WALL.

One Layer Sheetrock                $  6,000.00

     3.   2,000 AMP SERVICE ADDED TO THE EXISTING BUILDING SERVICE.

Electrical Service                 $ 73,061.00
   Contractor's Fee                $  5,931.00
                                   -----------
   SUBTOTAL:                       $124,542.00
   Catellus Management Fee         $  6,227.00
                                   -----------
   TOTAL COST FOR PROPOSED WORK:   $130,769.00

Please execute this project estimate by signing and returning to catellus within 3 days. Please fax to (415)974-4651 and return original to my attention. Thank you.

Sincerely,                              Approved & Accepted:
Catellus Development Corporation        Synetics Solutions


/s/ Bill Schmitt                        By: /s/ Phil Coons
-------------------------------------       ------------------------------------
Bill Schmitt                                Phil Coons
Director Construction Services

                                        DATE: 11/14/00

Cc:

   Jeff Lee, CDC
   Dan Marcus, CDC

          201 MISSION STREET, 2ND FLOOR SAN FRANCISCO, CALIFORNIA 94105
                   - TEL (415) 974-4500 -  FAX (415) 974-4687

                             SCHEDULE 5 TO EXHIBIT B

                                                    A Joint Venture
                                             (PERLO MCCORMACK PACIFIC LOGO)
                                       Construction Managers/General Contractors

                                                         7190, S.W. Sandburg St.
                                                         Portland, Oregon 97223
                                                         F: 503.639.4134
                                                         P: 503.624.2090

November 15, 2000

Mr. Jeffrey Lee
Catellus Development Corporation
201 Mission Street, 2nd Floor
San Francisco, California 94105

Re: Demising Wall and Electrical Services for Synetics at Bldg. 'C'

Gentlemen:

We are pleased to present the following costs to construct a 300 long demising wall splitting the 90,000 s.f. vacant space into two 45,000 s.f. spaces, and to install one layer of sheetrock to the vacant side of the existing demising wall (excluding permits, fees, and architectural costs). In addition, we present the following costs for a 2,000 Amp service added to the existing building service. At this time we do not believe there are any additional PGE fees or costs associated with the additional work. Should this change, an appropriate cost. change will be required.

With standard delivery, the service will be ready 13 weeks after a notice to proceed is received.

General Conditions                 $  4,800.00
Demolition/Patch                      5,000.00
Landscape Repair                      2,750.00
New Demising Wall                    27,000.00
One Layer Sheetrock                   6,000.00
Electrical Service                   73,061.00
                                   -----------
                                   $118,611.00
Fee                                   5,931.00
                                   -----------
Total Bid                          $124,542.00

Please review and call should you have any questions.

Very truly yours,

PERLO McCORMACK PACIFIC
Construction Managers/General Contractors


/s/ Gayland R. Looney
-------------------------------------
GAYLAND R. LOONEY
DIRECTOR OF CONSTRUCTION

GRL/cm

info@perlomccormackpacific.com
CCB# 144525

                                    EXHIBIT C

                          COMMENCEMENT DATE MEMORANDUM

     With respect to that certain Multi-Tenant Triple Net Industrial Lease ("Lease") dated December __, 2000, between Synetics Solutions Inc., an Oregon corporation ("Tenant"), and Catellus Development Corporation, a Delaware corporation ("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately 44,930 rentable square feet of the building located at 4293 NE 189th Avenue, Gresham, Oregon ("Premises"), Tenant hereby acknowledges and certifies to Landlord as follows:

     (1)  The Possession Date occurred on December 15, 2000;

     (2)  The Commencement Date occurred on January 1, 2001; and

     (3) The Premises contains 44,930 Rentable Square Feet (as defined in the Basic Lease Information).

     IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this __ day of December, 2000.

     "Tenant"                           SYNETICS SOLUTIONS INC,
                                        an Oregon corporation


                                        By: /s/ Koki Nakamura
                                            ------------------------------------
                                        Its: C.E.O.


                                        By: /s/ Greg Marvell
                                            ------------------------------------
                                        Its: PRESIDENT

                                    EXHIBIT C

ACORD. CERTIFICATE OF INSURANCE

PRODUCER                                          THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY
                                                  AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS
                                                  CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE
                                                  AFFORDED BY THE POLICIES BELOW.

                                                                 COMPANIES AFFORDING COVERAGE

                                                  COMPANY
                                                     A

INSURED                                           COMPANY
                                                     B

                                                  COMPANY
                                                     C

                                                  COMPANY
                                                     D

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE SEEN ISSUED TO THE INSURED NAMED ABOVE
FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER
DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE
POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS
SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

                                                    POLICY       POLICY
                                                   EFFECTIVE   EXPIRATION
 CO                                      POLICY      DATE         DATE
LTR            TYPE OF INSURANCE         NUMBER   (MM/DD/YY)   (MM/DD/YY)                LIMITS
---   --------------------------------   ------   ----------   ----------   --------------------------------
      GENERAL LIABILITY                                                     GENERAL AGGREGATE            $_____
      [ ] COMMERCIAL GENERAL LIABILITY                                      PRODUCTS-COMP-OP AGG         $_____
      [ ] [ ] CLAIMS MADE [ ] OCCUR                                         PERSONAL & ADV INJURY        $_____
      [ ] OWNERS & CONT PROT                                                EACH OCCURRENCE              $_____
      [ ] _______________                                                   FIRE DAMAGE (ANY ONE PRO)    $_____
      [ ] _______________                                                   MED EXP (ANY ONE PERSON)     $_____

      AUTOMOBILE LIABILITY                                                  COMBINED SINGLE LIMIT        $_____
      [ ] ANY AUTO
      [ ] ALL OWNED AUTOS                                                   BOOILY INJURY                $_____
      [ ] SCHEDULED AUTOS                                                   (Per Person)
      [ ] HIRED AUTOS                                                       BOOILY INJURY                $_____
      [ ] NON-OWNED AUTOS                                                   (Per accident)
      [ ] _______________
      [ ] _______________                                                   PROPERTY DAMAGE              $_____

      GARAGE LIABILITY                                                      AUTO ONLY - EA ACCIDENT      $_____
      [ ] ANY AUTO                                                          OTHER THAN AUTO ONLY:
      [ ] _______________                                                                EACH ACCIDENT   $_____
      [ ] _______________                                                                    AGGREGATE   $_____

      EXCESS LIABILITY
      [ ] UMBRELLA FORM                                                     EACH OCCURRENCE              $_____
      [ ] OTHER THAN UMBRELLA FORM                                          AGGREGATE                    $_____
                                                                                                         $_____

      WORKERS COMPENSATION AND                                              [ ] STATUTORY LIMITS
      EMPLOYERS' LIABILITY                                                  EACH ACCIDENT                $_____
                                                                            DISEASE - POLICY LIMIT       $_____
      THE PROPRIETOR/    [ ] INCL                                           DISEASE - EACH EMPLOYEE      $_____
      PARTNERS/EXECUTIVE
      OFFICERS ARE:      [ ] EXCL
      OTHER

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

CERTIFICATE HOLDER                                CANCELLATION

                                                  SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED
                                                  BEFORE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL
                                                  ___ DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO
                                                  THE

                                                  AUTHORIZED REPRESENTATIVE

ACORD 25-S (3/93)                                                                        (C) ACORD CORPORATION

                                    EXHIBIT D

                                    EXHIBIT E

                                 PROHIBITED USES

Subject to the terms of the Lease and this Exhibit E, the following types of operations and activities are expressly prohibited on the Premises:

1. automobile/truck/forklift maintenance, repair or fueling; provided, however, Tenant may perform routine maintenance with respect to motorized material-handling equipment as required in the course of Tenant's day-to-day business operations;

2.   battery manufacturing or reclamation;

3.   ceramics and jewelry manufacturing or finishing;

4. chemical (organic or inorganic) storage, use or manufacturing; provided, however, Tenant may use the chemicals listed on Schedule 1 to this Exhibit E in an amount not to exceed the quantity specified thereon, all in accordance with the Lease and all applicable Environmental Laws;

5.   drum recycling;

6.   dry cleaning;

7. electronic components manufacturing (distribution of such components is permitted); provided, however, Tenant may assemble electronic components so long as such assembly does not involve any wet electronic chemical processes whatsoever;

8. electroplating and metal finishing; provided, however, Tenant may perform machining, welding, deburring and power coating activities as such activities relate to the finishing of Tenant's products;

9.   explosives manufacturing, use or storage;

10.  hazardous waste treatment, storage, or disposal;

11.  leather production, tanning or finishing;

12. machinery and tool manufacturing; provided, however, Tenant may manufacture OEM equipment and tools consistent with Tenant's existing manufacturing facilities and the Permitted Use set forth in the Basic Lease Information;

13.  medical equipment manufacturing and hospitals;

14. metal shredding, recycling or reclamation; provided, however, Tenant shall be permitted to recover and recycle naturally occurring materials so long as such materials are processed and recovered by an outside vendor. All storage and collection of this material will be limited to the inside of the Premises;

15.  metal smelting and refining;

16.  mining;

17. paint, pigment and coating operations; provided, however, Tenant may incorporate full powder coating processes, subject to any and all applicable governmental laws, rules, regulations and/or requirements;

18.  petroleum refining;

19. plastic and synthetic materials manufacturing; provided, however, Tenant may use machine welding and extracting processes in the ordinary course of Tenant's business;

20.  solvent reclamation;

21.  tire and rubber manufacturing;

22. above- and/or underground storage tanks; provided, however, Tenant shall be permitted to transfer a limited amount of process water from the powder coat cleaning line to an evaporator tank with a closed loop system. Any secondary containment shall be subject to Landlord's prior review and/or approval; and

23.  residential use or occupancy.

                                    EXHIBIT E

                             SCHEDULE 1 to EXHIBIT E

                           CHEMICALS TO BE STORED AND
                              USED ON THE PREMISES*

1.   Isopropyl Alcohol (one 55 gallon drum)

2.   Diphenylmethane Diisocyanate (one 55 gallon drum)

3.   Glycerol Polyether (one 55 gallon drum)

4. Simple Asphyxiant (Argon 75%, Co(2) 25%), in the quantity set forth in that certain Hazardous Substance Information Survey dated October 1, 1999 for Facility ID No. 064875 (the "Survey")

5.   Acetylene, in the quantity set forth in the Survey

6.   Ammonia/Air (5000 ppm), in the quantity set forth in the Survey

7.   Gaseous NH(3) in air mixtures in 300 ft(3) cylinders
     (a)  (9)100 ppm
     (b)  (9)1000 ppm
     (c)  (17)5000 ppm

8.   (1) Pure N(2),300 ft(3) cylinder

9.   (1) Pure N(2),80 ft(3) cylinder

10.  (2) NH(3) Permeation tubes (-20 ng/L emission) (2 grams)

11.  N-methyl pyrrolidone permeation tube (-20 ng/L emission) (2 grams)

12.  Dimethyl methylphosphonate (DMMP) permeation tube (2 grams)

13.  (3) Ni63 radiation sources (-15 mCu)

14.  Ammonium hydroxide, 1 gal.

15.  Hydrochloric acid, 1 gal.

16.  Acetone, 1 gal.

17.  Colorimeter (Puremate) tubes
     (a)  Silica gel (2 grams)
     (b)  Phosphoric acid (2 grams)
     (c)  Bromomethyl blue (2 grams)

18.  Trichloroethylene (less than one gallon)

19.  Hydrochloric acid (less than one gallon)

20.  Phosphoric acid (less than one gallon)

21.  Citric acid (less than one gallon)

22.  Nitric acid (less than one gallon)

23.  Hydrofluoric acid (less than one gallon)

24.  Acetic acid (less than one gallon)

25.  Sulfuric acid (less than one gallon)

26.  N-methyl pyrrolidone (less than one gallon)

*    Subject to modification pursuant to Section 11 of the Lease.

                             SCHEDULE 1 to EXHIBIT E

                                    EXHIBIT F

                              RULES AND REGULATIONS

1. No automobile, recreational vehicle or any other type of vehicle or equipment shall remain upon the Common Area longer than 72 hours and no vehicle or equipment of any kind shall be dismantled or repaired or serviced on the Common Area. All vehicle parking shall be restricted to areas designated and marked for vehicle parking. The foregoing restrictions shall not be deemed to prevent temporary parking for loading or unloading of vehicles in designated areas.

2. Signs will conform to sign standards and criteria established from time to time by Landlord. No other signs, placards, pictures, advertisements, names or notices shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the building without the written consent of Landlord and Landlord shall have the right to remove any such non-conforming signs, placards, pictures, advertisements, names or notices without notice to and at the expense of Tenant.

3. No antenna, aerial, discs, dishes or other such device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without the written consent of the Landlord in each instance. Any device so installed without such written consent shall be subject to removal without notice at any time.

4. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Landlord.

5. The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by the Tenant to the satisfaction of Landlord and Tenant shall not place or permit any obstruction or materials in such areas or permit any work to be performed outside the Premises.

6.   No open storage shall be permitted in the Project.

7. All garbage and refuse shall be placed in containers placed at the location designated for refuse collection, in the manner specified by Landlord.

8. No vending machine or machines of any description shall be installed, maintained or operated upon the Common Area.

9. Tenant shall not disturb, solicit, or canvass any occupant of the building and shall cooperate to prevent same.

10. No noxious or offensive trade or activity shall be carried on upon any units or any part of the Common Area nor shall anything be done thereon which would in any way interfere with the quiet enjoyment of each of the other tenants of the Project or which would increase the rate of insurance or overburden utility facilities from time to time existing in the Project.

11. Landlord reserves the right to make commercially reasonable amendments to these rules and regulations from time to time as are nondiscriminatory and not inconsistent with the Lease, provided that Landlord provides Tenant with prior notice of any such change or amendment.

                                    EXHIBIT F

                                    EXHIBIT G

             REQUIREMENTS FOR IMPROVEMENTS OR ALTERATIONS BY TENANT

     If Landlord shall permit Tenant to construct any initial tenant improvements in the Premises or to have any work performed in the Premises at any time prior to or during the Lease term by a contractor retained by Tenant ("Tenant's Work"), then Tenant shall comply with the requirements set forth herein. If tenant's Work has been properly authorized, Tenant will receive written approval and consent for alterations to the Premises.

     1. SUBMITTAL OF PLANS. Prior to commencing any work in the Premises, Tenant shall submit to Landlord for approval its proposed plans for the work. Without limiting the foregoing, Tenant shall provide:

          (a) A separate scale drawing denoting all proposed construction and/or demolition, if necessary.

          (b) A separate drawing for each trade proposing structural, electrical, mechanical, civil or landscaping modifications.

          (c) Specify all dimensions and complete references to all work to be performed in the affected areas.

          (d) If adding extra electrical or mechanical equipment, provide complete operating and maintenance specifications for each item.

Landlord shall use its commercially reasonable efforts to respond to any written request from Tenant. Landlord's failure to respond to a written request from Tenant shall be deemed be Landlord's disapproval of the applicable request for approval hereunder.

     2. CHECKLIST. With respect to each project, Landlord will provide Tenant with a checklist listing the items required to be furnished to Landlord in connection with the proposed work. Tenant shall furnish to Landlord prior to, during, or upon completion of Tenant's Work, as applicable, each of the items specified in the checklist attached hereto as Attachment 1.

     3. CONTRACTORS PROVIDING TENANT IMPROVEMENT SERVICES.

          (a) The contractor employed by Tenant and any subcontractors shall be
(i) duly licensed in the state in which the Premises are located, and (ii) subject to Landlord's prior written approval, which approval shall not be unreasonably withheld. If more than one trade is employed on a single job, state law requires the services of a general contractor in addition to contractors for specialty work being performed.

          (b) Each contractor shall provide proof of licensing as a general or specialty contractor in accordance with state law. Additionally, each contractor shall furnish proof of licensing in the city or municipality in which the construction related activity is to take place.

          (c) Tenant shall use Landlord's subcontractor for mechanical, electrical, plumbing, roofing and roofing consultant; provided, however, Tenant may, without the prior consent or approval of, but with notice to Landlord, engage Current Electric and/or Christenson Electric (collectively, the "Pre-Approved Electrical Contractors") to serve as the subcontractor(s) to perform any electrical work related to the Premises. Notwithstanding the foregoing, all work to be performed by the Pre-Approved Electrical Contractors shall otherwise comply with all of the terms and conditions of this Exhibit G.

          (d) Tenant and Tenant's contractors shall comply with all Applicable Laws pertaining to the performance of Tenant's Work and the completed improvements and all applicable safety regulations established by Landlord or the general contractor.

                                    EXHIBIT G

          (e) Prior to commencement of any work in the Premises, Tenant and Tenant's contractors (and any subcontractors) shall obtain and provide Landlord with certificates evidencing Workers' Compensation, public liability and property damage insurance in amounts and forms and with companies satisfactory to Landlord. Each general contractor (and any subcontractor) employed on the Premises shall provide Landlord with a current certificate of insurance in effect for that contractor with a thirty day notice of cancellation or revocation clause. Insurance requirements are as follows:

               (i) Comprehensive General Liability with a $2,000,000 Combined Single Limit covering the liability of Landlord and contractor for bodily injury and property damage arising as a result of the construction of the improvements and the services performed thereunder. Landlord shall be named as an additional insured.

               (ii) Comprehensive Automobile Liability with a $2,000,000 Combined Single Limit covering Landlord and vehicles used by contractor (and any subcontractor) in connection with the construction of the improvements.

               (iii) Workers' Compensation and Employer's Liability as required by law, for employees of the contractor (and any subcontractors) performing work on the Premises.

          (f) The following requirements shall be incorporated as "Special Conditions" into the contract between Tenant and its contractors and a copy of the contract shall be furnished to Landlord prior to the commencement of Tenant's Work:

               (i) Prior to start of Tenant's Work, Tenant's contractor shall provide Landlord with a construction schedule in "bar graph" form indicating the completion dates of all phases of Tenant's Work.

               (ii) Tenant's contractor shall be responsible for the repair, replacement or clean-up of any damage done by it to other contractors' work which specifically includes accessways to the Premises which may be concurrently used by others.

               (iii) Tenant's contractor shall accept the Premises prior to starting any trenching operations. Any rework of sub-base or compaction required after the contractor's initial acceptance of the Premises shall be done by Tenant's contractor, which shall include the removal from the Project of any excess dirt or debris.

               (iv) Tenant's contractor shall contain its storage of materials and its operations within the Premises and such other space as it may be assigned by Landlord or Landlord's contractor. Should Tenant's contractor be assigned space outside the Premises, it shall move to such other space as Landlord or Landlord's contractor shall direct from time to time to avoid interference or delays with other work.

               (v) Tenant's contractor shall clean up the construction area and surrounding exterior areas daily. All trash, demolition materials and surplus construction materials shall be stored within the Premises and promptly removed from the Premises and the Project and disposed of in an approved sanitation site.

               (vi) Tenant's contractor shall provide temporary utilities, portable toilet facilities, and potable drinking water as required for its work within the Premises and shall pay to Landlord's contractor the cost of any temporary utilities and facilities provided by Landlord's contractor at Tenant's contractor's request.

               (vii) Tenant's contractor shall notify Landlord or Landlord's project manager of any planned work to be done on weekends or other than normal job hours.

               (viii) Tenant's contractor or subcontractors shall not post signs on any part of the Project or on the Premises, except for any notices required to be posted by any applicable federal, state or local law or regulation.

                                    EXHIBIT G

          (g) Tenant shall provide Landlord with a set of "As-Built" drawings for any work performed to the Premises.

     4. COSTS.

          (a) Tenant shall promptly pay any and all costs and expenses in connection with or arising out of the performance of Tenant's Work (including the costs of permits therefor) and shall furnish to Landlord evidence of such payment upon request.

          (b) Tenant shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any alteration and/or addition, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said matters. Tenant shall pay Landlord an amount equal to five percent (5%) of the total hard costs of construction and installation of Tenant's Work as compensation to Landlord for review of plans, use of facilities and other miscellaneous costs of Landlord incurred as a result of such work. Notwithstanding the foregoing, such five percent (5%) charge shall not apply to the work related to the tenant improvements contemplated in the Work Letter attached to the Lease as Exhibit B.

     5. CONTRACTOR'S BONDS. Prior to the commencement of construction, Tenant shall obtain or cause its contractor to obtain and deliver evidence thereof to Landlord payment and performance bonds covering the faithful performance of the contract for the construction of the Tenant's Work and the payment of all obligations arising thereunder. In the alternative, and at Landlord's option, Tenant may appoint Landlord as its contractor, and in so doing, Tenant shall deposit with the Landlord a sum of money equal to the entire amount of the estimated construction cost, as is required for the installation of the Tenant improvements on the Premises. If Tenant deposits with Landlord monies for construction costs, it is agreed that Landlord will not be placed in a fiduciary capacity as a trustee, or any other fiduciary title, for the sums of monies in Landlord's possession. Tenant agrees to hold Landlord harmless from any and all claims, for workmanship and installation of improvements, and for merchantability and quality of goods used for the installation of Tenant's improvements, as are requested by Tenant. Any bonds obtained pursuant hereto shall be for the mutual benefit of both Landlord and Tenant as obligees and beneficiaries.

     6. MECHANIC'S LIENS.

          (a) Tenant shall not suffer or permit to be enforced against the Premises or any part of the Project any mechanic's, materialman's, contractor's or subcontractor's lien arising out of any work of improvement, however it may arise.

          (b) Tenant shall notify Landlord at least ten (10) days prior to the commencement of construction of any Tenant's Work and Landlord shall have the right to post and record a notice of nonresponsibility in conformity with applicable law. Within ten (10) days following completion of Tenant's
Work, Tenant shall file a Notice of Completion and deliver to Landlord an unconditional release and waiver of lien executed by each contractor, subcontractor and materialman involved in Tenant's Work.

          (c) In the event any lien is filed against the Project or any portion thereof or against Tenant's leasehold interest therein, Tenant shall obtain the release and/or discharge of said lien, within ten (10) days after the filing thereof. In the event Tenant fails to do so, Landlord may obtain the release and/or discharge of said lien and Tenant shall indemnify Landlord for the costs thereof, including reasonable attorney's fees, together with interest at the Applicable Interest Rate from the date of demand. Nothing herein shall prohibit Tenant from contesting the validity of any such asserted claim, provided Tenant has furnished to Landlord a lien release bond freeing the Premises from the effect of the lien claim.

     7. INDEMNITY. The respective indemnity obligations of Landlord and Tenant created pursuant to Section 8.4 of the Lease shall apply with respect to any and all of Tenant's Work (whether occurring on or before the Commencement Date) and with respect to any work to be performed by Landlord under this Exhibit G. Tenant shall repair or replace (or, at Landlord's election, reimburse Landlord for the cost of repairing or replacing) any portion of the Building or item of Landlord's equipment or any of Landlord's real or personal property damaged, lost or destroyed in the performance of Tenant's Work.

                                    EXHIBIT G

     8. BUILDING STANDARDS. All work shall conform to Landlord's established building standards and specifications. Tenant is required to make these standards part of the construction documents.

     9. ROOF PENETRATIONS. If improvements penetrate the roof membrane, the penetrations will be sealed per Landlord/IRC roofing specifications and inspected by IRC to maintain roof warranty. The cost of inspection and all corrective work shall be borne by Tenant. Tenant shall use Landlord's original roofing contractor.

     10. BUILDING MODIFICATIONS. Work will only be approved within the confines of a given space. Tenant will not be allowed without Landlord's written consent to modify building exterior or mechanical and electrical service as provided to the building in common with other tenants.

     11. ELECTRICAL WORK. All electrical work shall be approved from the unit space electrical panel only. Additional service requirements shall be. secured only by direction of Landlord. Tenant shall use Landlord's original electrical contractor.

     12. SCHEDULE OF WORK. Tenant may be required to provide a schedule of all work to be performed, subject to Landlord approval. All costs to produce such schedule shall be borne solely by Tenant.

     13. CLEAN UP AND DISPOSAL OF CONSTRUCTION DEBRIS. Building trash containers are provided for office generated trash only and are not to be used for disposal of construction-related materials and debris. Unapproved usage will result in a penalty assessment to the Tenant equal to the cost of an extra pick-up service as provided under the current rate schedule of regular trash removal service.

     14. INSPECTION BY LANDLORD. Landlord reserves the following rights: (i) the right of inspection prior to, during and at completion of all construction and/or demolition, (ii) the right to post and record a notice of nonresponsibility in conformity with Oregon law, and (iii) the right to order a total stop to all improvements underway for non-compliance with any of the requirements hereof.

     15. GENERAL PROVISIONS.

          (a) If Landlord has agreed to provide an allowance toward the cost of tenant improvements, Landlord shall retain from such funds an amount determined by Landlord until Tenant has fully complied with the requirements hereof.

          (b) All materials, work, installations and decorations of any nature whatsoever brought on or installed in the Premises before the commencement of the Term or throughout the Term shall be at Tenant's risk, and neither Landlord nor any party acting on Landlord's behalf shall be responsible for any damage thereto or loss or destruction thereof due to any reason or cause whatsoever.

          (c) Nothing contained herein shall make or constitute Tenant as the agent of Landlord.

                                    EXHIBIT G

                             ATTACHMENT TO EXHIBIT G

         ITEMS TO BE FURNISHED TO LANDLORD FOR EACH WORK OF IMPROVEMENT

1.   Plan of Alterations for Landlord Approval.

2.   Contractor(s), Address, Telephone Number, Contact Person.

3.   Copy of Contractor's State and City Business License.

4.   Copy of Building Permit.

5.   Copy of Final Inspection and Signed Building Permit Cards.

6. Copy of Certificate of Insurance Naming Catellus Development Corporation as Additional Insured. Insurance to include Comprehensive General Liability, Comprehensive Auto, Workers' Compensation and Employer's Liability.

7.   Signed Unconditional Lien Waiver in Favor of Catellus Development
     Corporation.

8.   Schedule of Work.

9.   Copy of Completion and Payment Bond.

10.  Architect's License and Expiration.

11.  Tenant and Architect Agreement.

12.  Tenant and Contractor Agreement.

13.  Copy of Permit Plans.

14.  Copy of As-Builts.

15.  Copy of Recorded Notice of Completion.

16.  Certificate of Occupancy.

17. Evidence of Insurance for All-Risk/builder's Risk Insurance to the Amount of Improvements.

                             ATTACHMENT to EXHIBIT G

                                    EXHIBIT H

                          TENANT ESTOPPEL CERTIFICATE

To: [Insert name of party to rely on document] ("Relying Party")

    __________________________________________
    __________________________________________
    __________________________________________
    Attn: ____________________________________

Re: Lease Dated:      ________________________
    Current Landlord: ________________________
    Current Tenant:   ________________________
    Square Feet:      Approximately __________
    Floor(s):         ________________________
    Located at:       ________________________

     ("Tenant") hereby certifies that as of ______________, 200_:

     1. Tenant is the present owner and holder of the tenant's interest under the lease described above, as it may be amended to date (the "Lease") with __________ as Landlord (who is called "Landlord" for the purposes of this Certificate). (USE THE NEXT SENTENCE IF THE LANDLORD OR TENANT NAMED IN THE LEASE IS A PREDECESSOR TO THE CURRENT LANDLORD OR TENANT.) [The original landlord under the Lease was __________, and the original tenant under the Lease was __________.] The Lease covers the premises commonly known as __________ (the "Premises") in the building (the "Building") at the address set forth above.

                (CHOOSE ONE OF THE FOLLOWING SECTION 2(a)s BELOW)

     [2. (a) A true, correct and complete copy of the Lease (including all modifications, amendments, supplements, side letters, addenda and riders of and to it) is attached to this Certificate as Exhibit A.]

     [2 (a) The attached Exhibit A accurately identifies the Lease and all modifications, amendments, supplements, side letters, addenda and riders of and to it.]

          (b) (IF APPLICABLE) [The Lease provides that in addition to the Premises, Tenant has the right to use or rent __________ [assigned/unassigned] parking spaces near the Building or in the garage portion of the building during the term of the Lease.]

          (c) The term of the Lease commenced on ___________, 200_ and will expire on ___________, _____, including any presently exercised option or renewal term. (CHOOSE ONE OF THE FOLLOWING TWO SENTENCES.) [Tenant has no option or right to renew, extend or cancel the Lease, or to lease additional space in the Premises or Building, or to use any parking (IF APPLICABLE) [other than that specified in Section 2(b) above].] [Except as specified in Paragraph(s) ___________ of the Lease (copy attached), Tenant has no option or right to renew, extend or cancel the Lease, or to lease additional space in the Premises or Building, or to use any parking (IF APPLICABLE) [other than that specified in
Section 2(b) above].]

                   (CHOOSE ONE OF THE FOLLOWING SECTION 2(d)s)

          [(d) Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

                                    EXHIBIT H

          [(d) Except as specified in Paragraph(s) ___________ of the Lease (copy attached), Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Except for the foregoing, Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

          (e) The annual minimum rent currently payable under the Lease is $__________ and such rent has been paid through ___________, 200_. (IF APPLICABLE) [The annual percentage rent currently payable under the Lease is at the rate of ___________ and such rent has been paid through ___________, 200_.]

          (f) (IF APPLICABLE) [Additional rent is payable under the Lease for
(i) operating, maintenance or repair expenses, (ii) property taxes, (iii) consumer price index cost of living adjustments, or (iv) percentage of gross sales adjustments (i.e., adjustments made based on underpayments of percentage rent). Such additional rent has been paid in accordance with Landlord's rendered bills through ___________, 200_. The base year amounts for additional rental items are as follows; (1) operating, maintenance or repair expenses $___________, (2) property taxes $___________, and (3) consumer price index ___________ (please indicate base year CPI level).]

          (g) Tenant has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (IF APPLICABLE) [except as expressly set forth in Paragraph(s) ___________ of the Lease (copy attached)].

          (h) Landlord currently holds a security deposit in the amount of $___________ which is to be applied by Landlord or returned to Tenant in accordance with Paragraph(s)___________ of the Lease. Tenant acknowledges and agrees that Relying Party shall have no responsibility or liability for any security deposit, except to the extent that any security deposit shall have been actually received by Relying Party.

     3. (a) The Lease constitutes the entire agreement between Tenant and Landlord with respect to the Premises, has not been modified changed, altered or amended and is in full force and effect in the form (CHOOSE ONE) [attached as/described in] Exhibit A. There are no other agreements, written or oral, which affect Tenant's occupancy of the Premises.

          (b) All insurance required of Tenant under the Lease has been provided by Tenant and all premiums have been paid.

          (c) To the best knowledge of Tenant, no party is in default under the Lease. To the best knowledge of Tenant, no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default.

          (d) The interest of Tenant in the Lease has not been assigned or encumbered. Tenant is not entitled to any credit against any rent or other charge or rent concession under the Lease except as set forth in the Lease. No rental payments have been made more than one month in advance.

     4. All contributions required to be paid by Landlord to date for improvements to the Premises have been paid in full and all of Landlord's obligations with respect to tenant improvements have been fully performed. Tenant has accepted the Premises, subject to no conditions other than those set forth in the Lease.

     5. Neither Tenant nor any guarantor of Tenant's obligations under the Lease is the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships.

     6. (a) As used here, "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products) which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance.

                                  EXHIBIT H

          (b) Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Building or the land on which the Building is located (IF APPLICABLE) [, other than Hazardous Substances used in the ordinary and commercially reasonable course of Tenant's business in compliance with all applicable laws]. (IF APPLICABLE) [Except for such commercially reasonable use by Tenant,] Tenant has no actual knowledge that any Hazardous Substance is present, or has been used, generated, released, discharged, stored or disposed of by any party, on, under, in or about such Building or land.

     7. Tenant hereby acknowledges that Landlord intends to [discuss action to be taken vis-a-vis Relying Party]. Tenant acknowledges the right of Landlord, Relying Party and any and all of Landlord's present and future lenders and their successors and assigns to rely upon the statements and representations of Tenant contained in this Certificate and further acknowledges that any action taken by such parties will be made and entered into in material reliance on this Certificate.

     8. Tenant hereby agrees to furnish Relying Party with such other and further estoppel as Relying Party may reasonably request.

                                        ----------------------------------------
                                                                               ,
                                        ---------------------------------------
                                        a
                                          --------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT H

                                    EXHIBIT I

                     FORM OF SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

RECORDING REQUESTED BY                )
AND WHEN RECORDED MAIL TO:            )

Bank of America N.A.                  )
600 Montgomery Street, 22nd Floor     )
San Francisco, CA 94111               )
Attention: Donald H. Moses, Principal )

                                                  Space above for Recorder's Use

                          SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

     NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

     This Subordination, Nondisturbance and Attornment Agreement ("Agreement") is entered into as of the __________ day of __________, 2000 by and among SYNETICS SOLUTIONS INC., an Oregon corporation ("Tenant"). Catellus Development Corporation, a Delaware corporation ("Borrower") and Bank of America National Trust and Savings Association ("Bank").

                               FACTUAL BACKGROUND

     A. Borrower owns certain real property in the County of Multnomah, State of Oregon, more particularly described in the attached Schedule 1 term "Property" herein means that real property together with all improvements (the "Improvements") located on it.

     B. Bank has made or agreed to make a loan to Borrower in the principal amount of __________ and _____ /100 Dollars ($__________) (the "Loan") as
provided in a loan agreement (the "Loan Agreement"). The Loan is or will be evidenced by a promissory note (the "Note") which is or will be secured by a deed of trust encumbering the Property (the "Deed of Trust") with an assignment of rents. The Loan Agreement, the Note, the Deed of Trust, this Agreement and all other documents and instruments identified in the Loan Agreement as "Loan Documents" shall be collectively referred to herein as the "Loan Documents".

     C. Tenant and Borrower (as landlord) entered into a lease dated ___________, 2000 (the "Lease") under which Borrower leased to Tenant a portion of the Improvements located within the Property and more particularly described in the Lease (the "Premises").

     D. It is a requirement of the Loan to Borrower that Tenant agree, among other things, to subordinate Tenant's rights under the Lease to the lien of the Loan Documents and to attorn to Bank on the terms and conditions of this Agreement. Tenant is willing to agree to such subordination and attornment and other conditions, provided that Bank agrees to a nondisturbance provision, all as set forth more fully below.

                                    EXHIBIT I

                                   AGREEMENT:

     Therefore, the parties agree as follows:

     1. Subordination. The Loan Documents and all supplements, amendments, modifications, renewals, replacements and extensions of and to them shall unconditionally be and remain at all times a lien on the Property prior and superior to the Lease, to the leasehold estate created by it, and to all rights and privileges of Tenant under it. The Lease and leasehold estate, together with all rights and privileges of Tenant under that Lease, are hereby unconditionally made subordinate to the lien of the Loan Documents in favor of Bank. Tenant consents to Borrower and Bank entering into the Deed of Trust and the other Loan Documents. Tenant further declares, agrees and acknowledges that in making disbursements under the Loan Documents Bank has no obligation or duty to, nor has Bank represented that it will, see to the application of such proceeds by the person or persons to whom they are disbursed by Bank, and any application or use of such proceeds for purposes other than those provided for in the Loan Documents shall not defeat the subordination made in this Agreement, in whole or in part.

     2. Definitions of "Transfer of the Property" and "Purchaser". As used herein, the term "Transfer of the Property" means any transfer of Borrower's interest in the Property by foreclosure, trustee's sale or other action or proceeding for the enforcement of the Deed of Trust or by deed in lieu thereof. The term "Purchaser", as used herein, means any transferee, including Bank, of the interest of Borrower as a result of any such Transfer of the Property and also includes any and all successors and assigns, including Bank, of such transferee.

     3. Nondisturbance. The enforcement of the Deed of Trust shall not terminate the Lease or disturb Tenant in the possession and use of the Premises unless at the time of foreclosure Tenant is in material default under the Lease or this Agreement beyond any applicable grace or cure periods, and Bank so notifies Tenant in writing at or prior to the time of the foreclosure sale that the Lease will be terminated by foreclosure because of such default. The nondisturbance herein granted is subject to Section 5 below. This nondisturbance applies to any option to extend or renew the Lease term which is set forth in the Lease as of the date of this Agreement.

     4. Attornment. Subject to Section 3 above, if any Transfer of the Property should occur, Tenant shall and hereby does attorn to Purchaser, including Bank if it should be the Purchaser, as the landlord under the Lease, and Tenant shall be bound to Purchaser under all of the terms, covenants and conditions of the Lease for the balance of the Lease term and any extensions or renewals of it which may then or later be in effect under any validly exercised extension or renewal option contained in the Lease, all with the same force and effect as if Purchaser had been the original landlord under the Lease. This attornment shall be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to the interest of the landlord under the Lease.

     5. Subordination of Options and Rights of First Refusal. The Loan Documents and all supplements, amendments, modifications, renewals, replacements and extensions of and to them shall unconditionally be and remain at all times a lien on the Property prior and superior to any existing or future right of Tenant, whether arising out of the Lease or otherwise, to exercise any option or right of first refusal to:

          (a) purchase the Premises or the Property or any interest or portion in or of either of them; or

          (b)  expand into other space in the Improvements.

     Tenant specifically agrees and acknowledges that upon any Transfer of the Property, any such purchase or expansion option or right of first refusal, whether now existing or in the future arising, shall terminate and be inapplicable to the Property notwithstanding the nondisturbance granted to Tenant in Section 3 above. If any option or right of first refusal to purchase is exercised prior to a Transfer of the Property, any title so acquired to all or any part of the Property shall be subject to the lien of the Loan Documents, which lien shall in no way be impaired by the exercise of such option or right of first refusal. Bank specifically reserves all of its rights to enforce any accelerating transfer, due on sale, due on encumbrance or similar provision in the Deed of Trust or any other Loan Document.

                                  EXHIBIT I

     6. Notices of Default; Material Notices; Bank's Rights to Cure Default. Tenant shall send a copy of any notice of default or similar statement with respect to the Lease to Bank at the same time such notice or statement is sent to Borrower. In the event of any act or omission by Borrower which would give Tenant the right to terminate the Lease or to claim a partial or total eviction, Tenant shall not exercise any such right or make any such claim until it has given Bank written notice of such act or omission and has given Bank either thirty (30) days to cure the default if the default is monetary or a reasonable time for Bank to cure the default if the default is nonmonetary. Nothing in this Agreement, however, shall be construed as a promise or undertaking by Bank to cure any default of Borrower.

     7. Limitation on Bank's Performance. Nothing in this Agreement shall be deemed or construed to be an agreement by Bank to perform any covenant of Borrower as landlord under the Lease. Tenant agrees that if Bank becomes Purchaser then, upon subsequent transfer of the Property by Bank to a new owner, Bank shall have no further liability under the Lease after said transfer.

     8. Limitation on Liability. No Purchaser who acquires title to the Property shall have any obligation or liability beyond its interest in the Property.

     9. Tenant's Covenants. Tenant agrees that during the term of the Lease, without Bank's prior written consent, Tenant shall not:

          (a) pay any rent or additional rent more than one month in advance to any landlord including Borrower; or

          (b) cancel, terminate or surrender the Lease, except at the normal expiration of the Lease term or as provided in Section 6 above; or

          (c) enter into any material amendment, modification or other agreement relating to the Lease; or

          (d) assign or sublet any portion of the Lease or the Premises, except as expressly permitted in the Lease.

     10. Bank Not Obligated. Bank, if it becomes the Purchaser or if it takes possession under the Deed of Trust, and any other Purchaser shall not (a) be liable for any damages or other relief attributable to any act or omission of any prior Landlord under the Lease including Borrower; or (b) be subject to any offset or defense not specifically provided for in the Lease which Tenant may have against any prior landlord under the Lease; or (c) be bound by any prepayment by Tenant of more than one month's installment of rent; or (d) be obligated for any security deposit not actually delivered to Purchaser; or (e) be bound by any modification or amendment of or to the Lease unless the amendment or modification shall have been approved in writing by Bank. Borrower agrees to deliver to Purchaser any security deposits in its possession at the time Purchaser takes possession of the Property.

     11. Tenant's Estoppel Certificate.

          (a) True and Complete Lease. Tenant represents and warrants to Bank that Schedule 2 accurately identifies the Lease and all amendments, supplements, side letters and other agreements and memoranda pertaining to the Lease, the leasehold and/or the Premises.

          (b) Tenant's Option Rights. Tenant has no right or option of any nature whatsoever, whether arising out of the Lease or otherwise, to purchase the Premises or the Property, or any interest or portion in or of either of them, to expand into other space in the Improvements or to extend or renew the term of the Lease, except as described in the attached
     Schedule 3.

          (c) No Default. As of the date of this Agreement, Tenant represents and warrants that to the best of Tenant's knowledge there exist no events of default or events that with notice or the passage of time or both would be events of default under the Lease on either the Tenant's part or the Borrower's, nor is there

                                    EXHIBIT I
     any right of offset against any of Tenant's obligations under the Lease, except as described in the attached Schedule 4. Tenant represents and warrants that the Lease is in full force and effect as of the date of this Agreement.

          (d) Hazardous Substances. Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Property other than Hazardous Substances used in the ordinary and commercially reasonable course of Tenant's business in compliance with all applicable laws. Except for such legal and commercially reasonable use by Tenant, Tenant has no actual knowledge that any Hazardous Substance is present or has been used, generated, released, discharged, stored or disposed of by any party on, under, in or about the Property. As used herein "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products), which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated under any federal, state or local law, regulation or ordinance.

     12. Integration; Etc. This Agreement integrates all of the terms and conditions of the parties' agreement regarding the subordination of the Lease to the Loan Documents, attornment, nondisturbance and the other matters contained herein. This Agreement supersedes and cancels all oral negotiations and prior and other writings with respect to (a) such subordination (only to such extent, however, as would affect the priority between the Lease and the Loan Documents), including any provisions of the Lease which provide for the subordination of the Lease to a deed of trust or to a mortgage and (b) such attornment, non-disturbance and other matters contained herein. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including the Lease, the terms, conditions and provisions of this Agreement shall prevail. This Agreement may not be modified, or amended except by a written agreement signed by the parties or their respective successors in interest. This Agreement may be executed in counterparts, each of which is an original but all of which shall constitute one and the same instrument.

     13. Notices. All notices given under this Agreement shall be in writing and shall be given by personal delivery, overnight receipted courier or by registered or certified United States mail, postage prepaid, sent to the party at its address appearing below. Notices shall be effective upon receipt (or on the date when proper delivery is refused). Addresses for notices may be changed by any party by notice to all other parties in accordance with this Section. Service of any notice on any one Borrower shall be effective service on Borrower for all purposes.

          To Bank:     Bank of America N.A.
                       San Francisco Structured Debt Group #9105
                       600 Montgomery Street, 22nd Floor
                       San Francisco, California 94111
                       Attn: Donald H. Moses

          To Borrower: Catellus Development Corporation
                       201 Mission Street
                       San Francisco, California 94105
                       Attn: Asset Management

          To Tenant:   Synetics Solutions Inc.
                       7440 S.W. Bonita Avenue
                       Tigard, Oregon 97224
                       Attn: Koki Nakamura

     14. Attorneys' Fees. If any lawsuit, judicial reference or arbitration is commenced which arises out of or relates to this Agreement, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees, including the costs for any legal services by in-house counsel, in addition to costs and expenses otherwise allowed by law.

     15. Miscellaneous Provisions. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns. This Agreement is governed by the laws of the State of

                                    EXHIBIT I

California without regard to the choice of law rules of that State. This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement by Bank. As used herein, the word "include(s)" means "include(s) without limitation," and the word "including" means "including but not limited to." Bank, at its sole discretion, may but shall not be obligated to record this Agreement.

     16. Arbitration; Judicial Reference. Bank and Borrower have agreed in the Loan Agreement that any dispute shall be resolved by arbitration or judicial reference. Therefore any controversy or claim between or among the parties hereto (including Tenant) which arises out of or relates to this Agreement, including any claim based on or arising from an alleged tort, shall also be determined by arbitration or judicial reference as set forth below.

          (a) Judicial Reference. In any judicial action between or among the parties, including any action or cause of action arising out of or relating to this Agreement or based on or arising from an alleged tort, all decisions of fact and law shall at the request of any party be referred to a referee in accordance with. California Code of Civil Procedure Sections 638 et seq. The parties shall designate to the court a referee or referees selected under the auspices of the American Arbitration Association ("AAA") in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

          (b) Mandatory Arbitration. After the Bank's Deed of Trust has been released, fully reconveyed or extinguished, any controversy or claim between or among the parties, including those arising out of or relating to this Agreement or any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the AAA. The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

          (c) Real Property Collateral. Notwithstanding the provisions of Subsection (b), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, any obligation of Borrower to Bank is secured by real property collateral. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined by judicial reference as provided in Subsection (a).

          (d) Provisional Remedies, Self-Help and Foreclosure. No provision of this Section shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of a party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

          (e) The parties agree that this arbitration and judicial reference provision shall not prohibit or limit summary proceedings to obtain possession of real property pursuant to Chapter 4 of the California Code of Civil Procedure (Section 1159 et, seq.) as amended from time to time, or any similar law, statute or ordinance now or hereafter in effect.

                                    EXHIBIT I

     NOTICE: THIS AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE PROPERTY.

"TENANT"                                SYNETICS SOLUTIONS INC.,
                                        an Oregon corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


"BORROWER"                              CATELLUS DEVELOPMENT CORPORATION,
                                        a Delaware corporation

                                        By: Catellus Commercial Group, LLC,
                                            a Delaware limited liability company
                                            Its: Duly Authorized Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


"BANK"                                  BANK OF AMERICA N.A.,
                                        a national banking association


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT I

STATE OF _________________________ )
                                   )ss.
COUNTY OF ________________________ )

          On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public in and for said State

(SEAL)

STATE OF _________________________ )
                                   )ss.
COUNTY OF ________________________ )

          On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

STATE OF _________________________ )
                                   )ss.
COUNTY OF ________________________ )

          On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public in and for said State

(SEAL)

STATE OF _________________________ )
                                   )ss.
COUNTY OF ________________________ )

          On ______________________, before me, ______________________, a Notary
Public in and for said State, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

STATE OF _________________________ )
                                   )ss.
COUNTY OF ________________________ )

          On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public in and for said State

(SEAL)

STATE OF _________________________ )
                                   )ss.
COUNTY OF ________________________ )

          On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public in and for said State

(SEAL)

                                    EXHIBIT I

                                   SCHEDULE 1

                              PROPERTY DESCRIPTION

     Lot 2, Southshore Corporate Park, in the City of Gresham, County of Multnomah and State of Oregon, Plat Book 1243 Pages 12 through 18 inclusive.

                             SCHEDULE 1 to EXHIBIT I

                                   SCHEDULE 2

                     IDENTIFY LEASE AND LIST ALL AMENDMENTS,
                 SUPPLEMENTS, SIDE LETTERS AND OTHER AGREEMENTS
             AND MEMORANDA PERTAINING TO LEASE, PREMISES OR PROPERTY

1. Multi-Tenant Industrial Triple Net Lease dated ________, 2000 between Borrower and Tenant.

                             SCHEDULE 2 to EXHIBIT I

                                   SCHEDULE 3

                   LIST OF PURCHASE, EXPANSION, FIRST REFUSAL
                          EXTENSION AND RENEWAL OPTIONS

     One (1) five (5) year option to extend the term of the Lease pursuant to
Section 19 of the Addendum to Lease.

                             SCHEDULE 3 to EXHIBIT I

                                   SCHEDULE 4

                LIST ANY EXISTING DEFAULTS OR OFFSETS UNDER LEASE

None.

                             SCHEDULE 4 to EXHIBIT I

                                   SCHEDULE 5

                              MODIFIED LEASE TERMS

None.

                             SCHEDULE 5 to EXHIBIT I

                                    EXHIBIT J

                             ARBITRATION PROCEDURES

     1.1 In the event of any dispute or disagreement between the parties concerning a Repair Action and any reimbursement obligation of Landlord to Tenant pursuant to Section 9.3 of the Lease (hereinafter an "Arbitration Matter"), the parties shall meet and confer in an effort to resolve such dispute.

     1.2 Any Arbitration Matter which is not settled between the parties in accordance with Paragraph 1.1 above shall be decided, at either party's election, by neutral, binding arbitration and not by court action, except as provided by law for judicial review of arbitration proceedings, as follows.

          (a) Governing Rules. The arbitration shall be conducted in accordance with the rules of either the American Arbitration Association ("AAA"). The parties to an arbitration may agree in writing to use different rules and/or arbitrator(s).

          (b) Enforcement. The decision of the Arbitrator shall be final and binding upon the parties. Judgment upon the award rendered may be entered in any competent court having jurisdiction thereof.

          (c) Discovery. The parties shall have the right to propound a demand for exchange of documents prior to the arbitration.

          (d) Waiver. The filing of a judicial action to enable the recording of a notice of pending action, to comply with mechanic's lien foreclosure requirements, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver of the right to arbitrate under this provision.

          (e) Scope of Issue of Decided. The Arbitrator shall be the sole judge of whether a dispute is arbitrable under the terms of this Lease.

          (f) Accordance With Law. In rendering its decision and award, the Arbitrator shall have no power to modify any of the provisions of this Lease. The findings of the Arbitrator shall be in accord with the laws of the State of Oregon.

          (g) Venue. The arbitration shall be filed with the office of AAA that is located in Portland, Oregon or if no such office exists, then in the office of AAA that is geographically nearest to the Premises.

          (h) Attorney's Fees. The Arbitrator shall award reasonable attorneys' fees, expert fees, court reporter transcription fees (if any), filing fees and arbitrator fees to the prevailing party, if any, as a part of the decision.

          (i) Confidentiality. In the event of filing of an arbitration proceeding, the parties agree that all documents produced in the proceeding shall be returned to the party from whom the documents were obtained. Any decision or settlement reached between the parties arising from or connected to the resolution of any dispute shall, in the absence of a court order, the express written agreement of the parties or as otherwise required by law, be considered strictly confidential.

                                    EXHIBIT J

                                    EXHIBIT K

                      [TO BE PRINTED ON BANK'S LETTERHEAD]


Irrevocable Standby
Letter of Credit No. ___

APPLICANT/ACCOUNT PARTY:                       BENEFICIARY:

____________, a _______________                Catellus Development Corporation,
[insert Tenant's address]                      a Delaware corporation
                                               201 Mission Street
                                               San Francisco, California 94105
                                               Attention: Asset Management

AMOUNT:                                        EXPIRATION DATE:

U.S. Dollars                                                 _____________, 200_

Ninety Eight Thousand Three Hundred Ninety Four
Dollars ($98,394.00)

Gentlemen:

We hereby establish and issue our Irrevocable Standby Letter of Credit No.____ (the "Credit") in your favor. This Credit is available upon draft or demand presented to us on sight over our counters at any of our offices in the State of _________ located at _____________. We hereby irrevocably authorize you to draw upon us in one or more sight drafts up to the aggregate amount of Ninety Eight Thousand Three Hundred Ninety Four Dollars ($98,340.00).

Your draft must be accompanied by a written certificate stating that:

          "Synthetic Solutions, Inc., a Oregon corporation, or its successors or assigns (collectively, "Tenant"), has failed to pay rent or perform one or more of its obligations under that certain Multi-Tenant Industrial Triple Net Lease (the "Lease") executed by and between Tenant and Catellus Development Corporation, a Delaware corporation, or Tenant has failed to replace this Letter of Credit as required under the terms of the Lease. The amount of the sight draft represents monies due and owing by Tenant under the Lease."

Partial drawings will be permitted under this Credit and all drafts hereon must bear the date and number of this Credit. This Credit is effective immediately and we hereby engage with you that so long as such drafts are presented on or before 5:00 P.M. (Pacific time) on the Expiration Date stated on the face of this Credit (subject to the automatic extensions provided below) and in conformity with the terms of this Credit, such drafts will be duly honored upon presentation.

You shall not be required to give notice or make any prior demand or presentment to Tenant with respect to the payment of any sum as to which a draw is made hereunder.

                                    EXHIBIT K


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